SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

Pre-Effective Amendment No.                                            [ ]
                            ----------

Post-Effective Amendment No.   44   (File No. 2-89288)                 [X]
                             ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

Amendment No.       46     (File No. 811-3956)                         [X]
                  -------

AXP STRATEGY SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check  appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 30, 2002, pursuant to paragraph (b)
     [ ] 60 days after filing  pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after  filing  pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                          AXP(R)
                                                                    Equity Value
                                                                            Fund

                                                                      PROSPECTUS

                                                                    MAY 30, 2002


American
   Express(R)
Funds

(icon of) magnifying glass

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

Please note that this Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                             3p
Goal                                                                 3p

Principal Investment Strategies                                      3p
Principal Risks                                                      4p

Past Performance                                                     5p

Fees and Expenses                                                    8p
Investment Manager                                                   9p
Other Securities and
   Investment Strategies                                             9p
Buying and Selling Shares                                           10p
Valuing Fund Shares                                                 10p
Investment Options                                                  10p
Purchasing Shares                                                   12p
Transactions Through American Express
   Brokerage or Third Parties                                       14p
Sales Charges                                                       14p
Exchanging/Selling Shares                                           17p
Distributions and Taxes                                             21p
Financial Highlights                                                22p



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2p   AXP EQUITY VALUE FUND -- PROSPECTUS

The Fund

GOAL
AXP Equity Value Fund (the Fund) seeks to provide shareholders with growth of capital and income. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. These securities may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund's investment philosophy is rooted in the belief that a disciplined, systematic, value-orientated approach to investing in primarily larger companies provides investors with the best opportunity for long-term growth of capital.


The selection of common stocks is the primary decision in building the investment portfolio.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by identifying companies that are undervalued. The manager typically focuses on stocks that are inexpensive based on ratios such as the following:

o  price/earnings,
o  price/book value,
o  price/sales, and
o  enterprise value/discretionary cash flow.

A company's enterprise value/discretionary cash flow ratio is the ratio of the total market value of the company's stock outstanding, plus long-term debt, to operating cash flow, less capital spending.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:


   -- the security is overvalued relative to alternative investments, -- the security has reached AEFC's price objective, -- the company has met AEFC's earnings and/or growth expectations, and

   -- the company or the security continues to meet the other standards described above.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could cause the Fund to lose the opportunity to participate in market improvement. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes. The Fund is not managed with respect to tax-efficiency.


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3p   AXP EQUITY VALUE FUND -- PROSPECTUS

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk


Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.


Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth and dividend income. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

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4p   AXP EQUITY VALUE FUND -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class B Performance (based on calendar years)
(bar chart)

+12.70% +16.31%  -3.27%  +26.79%  +20.90%  +23.19%  +8.49% +9.71% -0.36% -5.13%
 1992     1993    1994    1995      1996     1997    1998   1999   2000   2001


During the period shown in the bar chart, the highest return for a calendar quarter was +16.16% (quarter ending December 1998) and the lowest return for a calendar quarter was -14.07% (quarter ending September 2001).


The 5% sales charge applicable to Class B shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class A, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class B year to date return as of March 31, 2002 was +0.66%.


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5p   AXP EQUITY VALUE FUND -- PROSPECTUS


Average Annual Total Returns (as of Dec. 31, 2001)
                                                                              Since            Since
                                              1 year   5 years  10 years  inception (A&Y)   inception (C)
Equity Value:
  Class A
     Return before taxes                      -9.90%    +6.27%      N/A     +10.76%(a)         N/A
  Class B
     Return before taxes                      -8.64%    +6.62%   +10.42%       N/A             N/A
     Return after taxes on distributions     -10.51%    +3.51%    +7.22%       N/A             N/A
     Return after taxes on distributions
     and sale of fund shares                  -4.33%    +4.30%    +7.24%       N/A             N/A
  Class C
     Return before taxes                      -5.16%      N/A       N/A        N/A           +0.29%(c)
  Class Y
     Return before taxes                      -4.22%    +7.69%      N/A     +11.91%(a)         N/A
Russell 1000(R) Value Index                   -5.59%   +11.13%   +14.13%    +15.24%(b)       +3.63%(d)
Lipper Large-Cap Value Funds Index            -8.58%    +9.42%   +12.05%    +13.43%(b)       -3.29%(d)
S&P 500 Index                                -11.87%   +10.70%   +12.94%    +14.96%(b)      -13.50%(d)


(a)   Inception date was March 20, 1995.
(b)   Measurement period started April 1, 1995.

(c)   Inception date was June 26, 2000.
(d)   Measurement period started July 1, 2000.

Before-Tax Returns
This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class A and Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class B, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns
After-tax returns are shown only for Class B shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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6p   AXP EQUITY VALUE FUND -- PROSPECTUS

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.


For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class C shares,

o  no sales charge for Class Y shares, and
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


The Lipper Large-Cap Value Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.



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7p   AXP EQUITY VALUE FUND -- PROSPECTUS

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                      Class A      Class B      Class C      Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                  5.75%(b)       none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%        1%(c)          none


Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets: Class A  Class B  Class C  Class Y

Management fees(d)                            0.54%    0.54%    0.54%    0.54%
Distribution (12b-1) fees                     0.25%    1.00%    1.00%    0.00%
Other expenses(e)                             0.24%    0.24%    0.27%    0.32%
Total                                         1.03%    1.78%    1.81%    0.86%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.
(d) Includes the impact of a performance adjustment fee that increased the management fee by 0.04% for the most recent fiscal year.
(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                  1 year     3 years      5 years      10 years

Class A(a)         $674        $884       $1,112       $1,766
Class B(b)         $581        $861       $1,065       $1,901(d)
Class B(c)         $181        $561       $  965       $1,901(d)
Class C            $184        $570       $  981       $2,132
Class Y            $ 88        $275       $  478       $1,065


(a)  Includes a 5.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c)  Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

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8p   AXP EQUITY VALUE FUND -- PROSPECTUS

INVESTMENT MANAGER

Warren Spitz joined AEFC in 2000. He became portfolio manager of this Fund in November 2000. He also serves as portfolio manager of Equity Income Portfolio, AXP Variable Portfolio - Diversified Equity Income Fund and IDS Life Series - Equity Income Portfolio. Prior to joining AEFC, he was a portfolio manager for Prudential Global Asset Management from 1987 to 2000.


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.54% of its average daily net assets including an adjustment under the terms of a performance incentive arrangement between AEFC and the Fund. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. The Fund may invest in other instruments, such as foreign securities, convertible securities, debt obligations (rated B or higher), derivatives (such as futures, options and futures contracts), and money market securities.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


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9p   AXP EQUITY VALUE FUND -- PROSPECTUS

Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS
1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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10p   AXP EQUITY VALUE FUND -- PROSPECTUS

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A          Class B         Class C          Class Y
--------------- ---------------- --------------- ---------------- --------------
Availability    Available to     Available to    Available to     Limited to
                all investors.   all investors.  all investors.   qualifying
                                                                  institutional
                                                                  investors.
--------------- ---------------- --------------- ---------------- --------------
Initial Sales   Yes. Payable     No. Entire      No. Entire       No. Entire
Charge          at time of       purchase price  purchase price   purchase price
                purchase.        is invested in  is invested in   is invested in
                Lower sales      shares of the   shares of the    shares of the
                charge for       Fund.           Fund.            Fund.
                larger
                investments.
--------------- ---------------- --------------- ---------------- --------------

Deferred Sales  On purchases     Maximum 5%      1% CDSC          None.
Charge          over $500,000,   CDSC during     applies if you
                1% CDSC          the first year  sell your
                applies if you   decreasing to   shares less
                sell your        0% after six    than one year
                shares less      years.          after purchase.
                than one year
                after purchase.

--------------- ---------------- --------------- ---------------- --------------
Distribution    Yes.* 0.25%      Yes.* 1.00%     Yes.* 1.00%      Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ---------------- --------------- ---------------- --------------

Conversion to   N/A              Yes,            No.              No.
Class A                          automatically
                                 in ninth
                                 calendar year
                                 of ownership.
--------------- ---------------- --------------- ---------------- --------------


* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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11p   AXP EQUITY VALUE FUND -- PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer
                                        Identification number of:
--------------------------------------- ----------------------------------------
Individual or joint account             The individual or one of the owners
                                        listed on the joint account
--------------------------------------- ----------------------------------------
Custodian account of a minor (Uniform   The minor
Gifts/Transfers to Minors Act)
--------------------------------------- ----------------------------------------
A revocable living trust                The grantor-trustee (the person who puts
                                        the money into the trust)
--------------------------------------- ----------------------------------------
An irrevocable trust, pension trust or  The legal entity (not the personal
estate                                  representative or trustee, unless no
                                        legal entity is designated in the
                                        account title)
--------------------------------------- ----------------------------------------
Sole proprietorship                     The owner
--------------------------------------- ----------------------------------------
Partnership                             The partnership
--------------------------------------- ----------------------------------------
Corporate                               The corporation
--------------------------------------- ----------------------------------------
Association, club or tax-exempt         The organization
organization
--------------------------------------- ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov).


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12p   AXP EQUITY VALUE FUND -- PROSPECTUS

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,
o  bank authorization,
o  direct deposit of Social Security check, or
o  other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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13p   AXP EQUITY VALUE FUND -- PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                        Sales charge as percentage of:
Total market value          Public offering price*           Net amount invested

Up to $49,999                      5.75%                          6.10%
$50,000-$99,999                    4.75                           4.99
$100,000-$249,999                  3.75                           3.90
$250,000-$499,999                  2.50                           2.56
$500,000-$999,999                  2.00**                         2.04**
$1,000,000 or more                 0.00                           0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o  your current investment in this Fund,
o  your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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14p   AXP EQUITY VALUE FUND -- PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o  purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

   Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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15p   AXP EQUITY VALUE FUND -- PROSPECTUS

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
   -- within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,
   -- within the University of Massachusetts After-Tax Savings Program, or
   -- through or under a subsidiary of AEFC offering Personal Trust Services'
      Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:              The CDSC percentage rate is:
First year                                              5%
Second year                                             4%
Third year                                              4%
Fourth year                                             3%
Fifth year                                              2%
Sixth year                                              1%
Seventh year                                            0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

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16p   AXP EQUITY VALUE FUND -- PROSPECTUS

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,
o  held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -- at least 59 1/2 years old AND
   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
   -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o  Once we receive your exchange request, you cannot cancel it.
o  Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.


Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

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17p   AXP EQUITY VALUE FUND -- PROSPECTUS

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)


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18p   AXP EQUITY VALUE FUND -- PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),
o  the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o  your Social Security number or Employer Identification number,
o  the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s), (All signatures may be required. Contact AECSC for more information.)

o  for sales, indicate how you want your money delivered to you, and
o  any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000


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19p   AXP EQUITY VALUE FUND -- PROSPECTUS

Four ways to receive payment when you sell shares


1 By regular or express mail:

o  Mailed to the address on record.
o  Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH):

o  Minimum redemption: $100.
o  Funds are deposited electronically into your bank account.
o  No charge.
o Bank account must be in the same ownership as the American Express mutual fund account.
o  Allow two to five business days from request to deposit.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire:

o  Minimum redemption: $1,000.
o  Funds are wired electronically into your bank account.
o  Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o  Allow one to two business days from request to deposit for domestic wires.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

4 By scheduled payout plan:


o  Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

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20p   AXP EQUITY VALUE FUND -- PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


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21p   AXP EQUITY VALUE FUND -- PROSPECTUS

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.31      $10.95       $11.32       $12.85         $11.62
Income from investment operations:
Net investment income (loss)                                             .09         .08          .10          .17            .32
Net gains (losses) (both realized and unrealized)                       (.10)       (.39)         .65         (.08)          3.30
Total from investment operations                                        (.01)       (.31)         .75          .09           3.62
Less distributions:
Dividends from net investment income                                    (.09)       (.09)        (.09)        (.17)          (.30)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.85)       (.33)       (1.12)       (1.62)         (2.39)
Net asset value, end of period                                        $ 9.45      $10.31       $10.95       $11.32         $12.85

Ratios/supplemental data
Net assets, end of period (in millions)                               $1,119        $956         $961         $906           $835
Ratio of expenses to average daily net assets(c)                       1.03%        .95%         .92%         .87%           .85%
Ratio of net investment income (loss) to average daily net assets       .91%        .75%         .88%        1.39%          2.43%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                         .10%      (2.76%)       6.87%        1.31%         33.62%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.31      $10.94       $11.33       $12.85         $11.63
Income from investment operations:
Net investment income (loss)                                              --          --          .02          .07            .21
Net gains (losses) (both realized and unrealized)                       (.08)       (.39)         .63         (.06)          3.30
Total from investment operations                                        (.08)       (.39)         .65          .01           3.51
Less distributions:
Dividends from net investment income                                    (.01)         --         (.01)        (.08)          (.20)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.77)       (.24)       (1.04)       (1.53)         (2.29)
Net asset value, end of period                                        $ 9.46      $10.31       $10.94       $11.33         $12.85

Ratios/supplemental data
Net assets, end of period (in millions)                                 $761        $970       $1,414       $1,663         $1,922
Ratio of expenses to average daily net assets(c)                       1.78%       1.70%        1.67%        1.62%          1.61%
Ratio of net investment income (loss) to average daily net assets       .13%       (.01%)        .13%         .65%          1.69%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                        (.62%)     (3.47%)       6.03%         .54%         32.61%

See accompanying notes to financial highlights.


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22p   AXP EQUITY VALUE FUND -- PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002      2001(b)
Net asset value, beginning of period                                  $10.27      $10.37
Income from investment operations:
Net investment income (loss)                                             .01          --
Net gains (losses) (both realized and unrealized)                       (.10)        .18
Total from investment operations                                        (.09)        .18
Less distributions:
Dividends from net investment income                                    (.02)       (.04)
Distributions from realized gains                                       (.76)       (.24)
Total distributions                                                     (.78)       (.28)
Net asset value, end of period                                        $ 9.40      $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $1
Ratio of expenses to average daily net assets(c)                       1.81%        1.70%(d)
Ratio of net investment income (loss) to average daily net assets       .14%         .07%(d)
Portfolio turnover rate (excluding short-term securities)                61%         97%
Total return(e)                                                        (.66%)      1.82%

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.32      $10.96       $11.34       $12.87         $11.64
Income from investment operations:
Net investment income (loss)                                             .11         .09          .12          .18            .34
Net gains (losses) (both realized and unrealized)                       (.11)       (.39)         .63         (.08)          3.29
Total from investment operations                                          --        (.30)         .75          .10           3.63
Less distributions:
Dividends from net investment income                                    (.10)       (.10)        (.10)        (.18)          (.31)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.86)       (.34)       (1.13)       (1.63)         (2.40)
Net asset value, end of period                                        $ 9.46      $10.32       $10.96       $11.34         $12.87

Ratios/supplemental data
Net assets, end of period (in millions)                                   $3          $2           $1           $1             $1
Ratio of expenses to average daily net assets(c)                        .86%        .79%         .77%         .78%           .76%
Ratio of net investment income (loss) to average daily net assets      1.06%        .94%        1.02%        1.49%          2.10%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                         .28%      (2.62%)       6.91%        1.40%         33.76%

See accompanying notes to financial highlights.


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23p   AXP EQUITY VALUE FUND -- PROSPECTUS

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.



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24p   AXP EQUITY VALUE FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919  TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102

Investment Company Act File #811-3956

Ticker Symbol
Class A: IEVAX    Class B: INEGX
Class C: N/A      Class Y: N/A
                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                              S-6382-99 M (5/02)

                                                                  AXP(R) Focused
                                                                     Growth Fund
                                                                      PROSPECTUS
                                                                    MAY 30, 2002


American
   Express(R)
Funds



AXP Focused Growth Fund seeks to provide shareholders with long-term capital growth.


(icon of) ruler

Please note that this Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                   3p

Goal                                                       3p


Principal Investment Strategies                            3p


Principal Risks                                            4p

Past Performance                                           5p

Fees and Expenses                                          7p


Investment Manager                                         8p

Other Securities and
   Investment Strategies                                   9p


Buying and Selling Shares                                  9p

Valuing Fund Shares                                        9p

Investment Options                                         9p

Purchasing Shares                                         11p


Transactions Through American Express
   Brokerage or Third Parties                             13p


Sales Charges                                             13p

Exchanging/Selling Shares                                 16p

Distributions and Taxes                                   20p


Financial Highlights                                      21p


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2p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

The Fund

GOAL

AXP Focused Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that primarily invests in equity securities that appear to offer growth opportunities. The Fund normally focuses its investment in a core group of 20 to 50 common stocks of medium and large size companies. The Fund may invest up to 30% of its total assets in foreign investments.

The selection of securities is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o   Identifying companies with:

    -- effective management (considering overall performance), -- financial strength,
    -- competitive market or product position, and -- technological advantage relative to other companies.

o Selecting companies that AEFC believes have above-average long-term growth potential based on the factors described in the previous paragraph.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

    -- the company has met AEFC's earnings and/or growth expectations, -- political, economic, or other events could affect the company's performance,
    -- AEFC identifies a more attractive opportunity it believes has a better long-term growth potential based on factors described above, -- AEFC wishes to minimize potential losses (for example, in a market down-turn), and
    -- the company continues to meet the other standards described above.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.




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3p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk
     Sector Risk
     Style Risk
     Foreign Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector Risk

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more susceptible to a single economic, political or regulatory event than a diversified fund. In addition, the fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media, telecommunications, health care or financial sectors. This may result in greater market fluctuation than would happen with a fund invested in a wider variety of companies. As these sectors increase or decrease in favor with the investing public, the price of securities of companies in the sectors will fluctuate unpredictably. In addition, companies in those sectors, or in companies that rely heavily on those sectors, could become increasingly sensitive to down swings in the economy.


Style Risk

The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.


Foreign Risk
The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occuring.

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4p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and
o   how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class A Performance (based on calendar years)
(bar graph)
                                                                       -37.23%
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001

During the period shown in the bar chart, the highest return for a calendar quarter was +24.19% (quarter ending December 2001) and the lowest return for a calendar quarter was -36.14% (quarter ending March 2001).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's Class A year to date return as of March. 31, 2002 was -5.19%.


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5p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)

                                                   1 year     Since inception
Focused Growth Fund:
   Class A
      Return before taxes                          -40.85%        -42.08%(a)
      Return after taxes on distributions          -40.85%        -42.08%(a)
      Return after taxes on distributions
      and sale of fund shares                      -24.87%        -32.63%(a)
   Class B
      Return before taxes                          -40.26%        -41.79%(a)
   Class C
      Return before taxes                          -37.87%        -40.29%(a)
   Class Y
      Return before taxes                          -37.23%        -39.77%(a)
Russell 1000(R) Growth Index                       -20.42%        -29.48%(b)
Lipper Large-Cap Growth Funds Index                -23.87%        -28.07%(b)

(a) Inception date was June 26, 2000.
(b) Measurement period started July 1, 2000.

Before-Tax Returns
This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns
After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.




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6p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,
o   no sales charge for Class C shares,
o   no sales charge for Class Y shares, and
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell(R) 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index. These companies have higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                     Class A      Class B      Class C       Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                   5.75%(b)      none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%           1%(c)       none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets: Class A  Class B  Class C  Class Y

Management fees(e)                            0.53%    0.53%    0.53%    0.53%
Distribution (12b-1) fees                     0.25%    1.00%    1.00%    0.00%
Other expenses(f)                             0.62%    0.63%    0.63%    0.71%
Total                                         1.40%    2.16%    2.16%    1.24%
Fee waiver/expense reimbursement              0.08%    0.08%    0.08%    0.08%
Net expenses                                  1.32%    2.08%    2.08%    1.16%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) AEFC has contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2003. Under this agreement, total expenses will not exceed 1.32% for Class A; 2.08% for Class B; 2.08% for Class C and 1.16% for Class Y.
(e) Includes the impact of a performance adjustment fee that decreased the management fee by 0.12% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


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7p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                         1 year   3 years     5 years    10 years

Class A(a)                $702     $986       $1,291     $2,156
Class B(b)                $611     $969       $1,253     $2,298(d)
Class B(c)                $211     $669       $1,153     $2,298(d)
Class C                   $211     $669       $1,153     $2,491
Class Y                   $118     $386       $  674     $1,498


(a)  Includes a 5.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c)  Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

Douglas Guffy, portfolio manager, joined AEFC in 1994 as an equity analyst. He has eleven years of investment industry experience. He serves as co-portfolio manager of IDS Life Series - Managed Fund and AXP Growth Dimensions Fund, and he assists Gordon Fines in the management of AXP New Dimensions Fund. Doug has a bachelor's degree in Economics from Anderson University and a Masters of Business Administration from Ball State University.


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.53% of its average daily net assets, including an adjustment under the terms of a performance incentive arrangement between AEFC and the Fund. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.


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8p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. The Fund may invest in other instruments, such as money market securities, preferred stock, investment grade debt obligations and convertible securities. Additionally, the Fund may use derivative instruments such as option and futures contracts to produce incremental earnings, to hedge existing positions and to increase flexibility.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS
1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.


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9p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Investment options summary:
The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

               Class A          Class B          Class C          Class Y
-------------- ---------------- ---------------- ---------------- --------------
Availability   Available to     Available to     Available to     Limited to
               all investors.   all investors.   all investors.   qualifying
                                                                  institutional
                                                                  investors.
-------------- ---------------- ---------------- ---------------- --------------
Initial Sales  Yes. Payable     No. Entire       No. Entire       No. Entire
Charge         at time of       purchase price   purchase price   purchase price
               purchase.        is invested in   is invested in   is invested in
               Lower sales      shares of the    shares of the    shares of the
               charge for       Fund.            Fund.            Fund.
               larger
               investments.
-------------- ---------------- ---------------- ---------------- --------------
Deferred Sales On purchases     Maximum 5%       1% CDSC          None.
Charge         over $500,000,   CDSC during      applies if you
               1% CDSC          the first year   sell your
               applies if you   decreasing to    shares less
               sell your        0% after six     than one year
               shares less      years.           after purchase.
               than one year
               after purchase.
-------------- ---------------- ---------------- ---------------- --------------
Distribution   Yes.* 0.25%      Yes.* 1.00%      Yes.* 1.00%      Yes. 0.10%
and/or
Shareholder
Service Fee
-------------- ---------------- ---------------- ---------------- --------------
Conversion to  N/A              Yes,             No.              No.
Class A                         automatically
                                in ninth
                                calendar year
                                of ownership.
-------------- ---------------- ---------------- ---------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.


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10p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o   a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer
                                        Identification number of:
--------------------------------------- ----------------------------------------
Individual or joint account             The individual or one of the owners
                                        listed on the joint account
--------------------------------------- ----------------------------------------
Custodian account of a minor (Uniform   The minor
Gifts/Transfers to Minors Act)
--------------------------------------- ----------------------------------------
A revocable living trust                The grantor-trustee (the person who puts
                                        the money into the trust)
--------------------------------------- ----------------------------------------
An irrevocable trust, pension trust or  The legal entity (not the personal
estate                                  representative or trustee, unless no
                                        legal entity is designated in the
                                        account title)
--------------------------------------- ----------------------------------------
Sole proprietorship                     The owner
--------------------------------------- ----------------------------------------
Partnership                             The partnership
--------------------------------------- ----------------------------------------
Corporate                               The corporation
--------------------------------------- ----------------------------------------
Association, club or tax-exempt         The organization
organization
--------------------------------------- ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov).


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11p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o   automatic payroll deduction,
o   bank authorization,
o   direct deposit of Social Security check, or
o   other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN  55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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12p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                      Sales charge as percentage of:
Total market value      Public offering price*              Net amount invested

Up to $49,999                     5.75%                           6.10%
$50,000-$99,999                   4.75                            4.99
$100,000-$249,999                 3.75                            3.90
$250,000-$499,999                 2.50                            2.56
$500,000-$999,999                 2.00**                          2.04**
$1,000,000 or more                0.00                            0.00

 * Offering price includes the sales charge.
** The sales charge will be waived until Dec. 31, 2002.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,
o   your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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13p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

    -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
    -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

    Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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14p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

o    purchases made:

    -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
    -- within the University of Texas System ORP,
    -- within a segregated separate account offered by Nationwide Life
       Insurance Company or Nationwide Life and Annuity Insurance Company,
    -- within the University of Massachusetts After-Tax Savings Program, or
    -- through or under a subsidiary of AEFC offering Personal Trust Services'
       Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                     The CDSC percentage rate is:
First year                                                        5%
Second year                                                       4%
Third year                                                        4%
Fourth year                                                       3%
Fifth year                                                        2%
Sixth year                                                        1%
Seventh year                                                      0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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15p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Example
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,
o   held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    -- at least 59 1/2 years old AND
    -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
    -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o   Once we receive your exchange request, you cannot cancel it.
o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.




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16p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)


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17p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Two ways to request an exchange or sale of shares


1 By letter:

Include in your letter:

o   the name of the fund(s),
o   the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o   your Social Security number or Employer Identification number,
o   the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s), (All signatures may be required. Contact AECSC for more information.)

o   for sales, indicate how you want your money delivered to you, and
o   any paper certificates of shares you hold.

Regular or express mail:

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

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18p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Four ways to receive payment when you sell shares


1 By regular or express mail:

o   Mailed to the address on record.
o   Payable to names listed on the account.
o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH):


o   Minimum redemption: $100.
o   Funds are deposited electronically into your bank account.
o   No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o   Allow two to five business days from request to deposit.

o   Pre-authorization  required.  For  instructions,   contact  your  financial
    advisor or AECSC.


3 By wire:

o   Minimum redemption: $1,000.
o   Funds are wired electronically into your bank account.
o   Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o   Allow one to two business days from request to deposit for domestic wires.
o   Pre-authorization  required.  For  instructions,   contact  your  financial
    advisor or AECSC.


4 By scheduled payout plan:

o   Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

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19p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.


Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


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30p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                          2002        2001(b)
Net asset value, beginning of period                   $2.35      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.01)       (.01)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.16)      (2.63)
Net asset value, end of period                         $2.19      $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                  $55         $53
Ratio of expenses to average daily net assets(c)       1.26%(e)    1.30%(d),(e)
Ratio of net investment income (loss)
to average daily net assets                            (.65%)      (.47%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (6.81%)    (52.81%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                           2002        2001(b)
Net asset value, beginning of period                   $2.34      $ 4.99
Income from investment operations:
Net investment income (loss)                            (.03)       (.03)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.18)      (2.65)
Net asset value, end of period                         $2.16      $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                  $29         $27
Ratio of expenses to average daily net assets(c)       2.04%(f)    2.07%(d),(f)
Ratio of net investment income (loss)
to average daily net assets                           (1.43%)     (1.25%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (7.69%)    (53.11%)

See accompanying notes to financial highlights.


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21p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                           2002      2001(b)
Net asset value, beginning of period                   $2.34      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.03)       (.02)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.18)      (2.64)
Net asset value, end of period                         $2.16      $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                   $2          $2
Ratio of expenses to average daily net assets(c)       2.04%(g)    2.07%(d),(g)
Ratio of net investment income (loss)
to average daily net assets                           (1.43%)     (1.25%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (7.69%)    (53.01%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                           2001      2001(b)
Net asset value, beginning of period                   $2.35      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.01)       (.01)
Net gains (losses) (both realized and unrealized)       (.14)      (2.62)
Total from investment operations                        (.15)      (2.63)
Net asset value, end of period                         $2.20      $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                  $--         $--
Ratio of expenses to average daily net assets(c)       1.06%(h)    1.11%(d),(h)
Ratio of net investment income (loss)
to average daily net assets                            (.46%)      (.34%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (6.38%)    (52.81%)

See accompanying notes to financial highlights.


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22p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.40% and 1.59% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.16% and 2.35% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.16% and 2.35% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.24% and 1.36% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.
(i)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


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23p   AXP FOCUSED GROWTH FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.


American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919  TTY: (800) 846-4852
Web site address:

americanexpress.com



You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #811-3956


Ticker Symbol
Class A: AFAFX    Class B:AFTBX
Class C: N/A      Class Y:N/A

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                              S-6003-99 D (5/02)

                                                                 AXP(R) Partners
                                                                       Small Cap
                                                                     Growth Fund
                                                                      PROSPECTUS
                                                                    MAY 30, 2002


American
  Express(R)
 Funds

(icon of) ruler


AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.


Please note that this Fund:

o   is not a bank deposit
o   is not federally insured
o   is not endorsed by any bank or government agency
o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                           3p
Goal                                               3p

Principal Investment Strategies                    3p

Principal Risks                                    4p
Past Performance                                   5p

Fees and Expenses                                  5p
Investment Manager                                 6p
Other Securities and
   Investment Strategies                           8p
Buying and Selling Shares                          8p
Valuing Fund Shares                                8p
Investment Options                                 8p
Purchasing Shares                                 10p
Transactions Through American Express
   Brokerage or Third Parties                     12p
Sales Charges                                     12p
Exchanging/Selling Shares                         15p
Distributions and Taxes                           19p
Financial Highlights                              20p


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2p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

The Fund

GOAL

AXP Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them. These companies will often be those included in the Russell 2000(R) Growth Index.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and distribution. AEFC has selected three asset managers to manage the Fund; INVESCO Funds Group, Inc. (INVESCO), Neuberger Berman Management Inc. (Neuberger Berman), and RS Investment Management, L.P. (RSIM). Each of the three asset managers acts independently of the others and uses its own methodology for selecting investments. All three asset managers employ an active investment strategy that focuses primarily on stocks of small companies whose businesses are expanding. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.


In selecting investments for the Fund, each of the asset managers looks for companies that have the potential to increase in value over time. This strategy seeks to identify companies with either earnings and revenues that are growing at an accelerating pace, or the demonstrated potential for a greater-than-average increase in value.

INVESCO's methodology looks primarily for companies in the developing stages of their life cycles with one or more of the following characteristics:

o the companies are currently priced below INVESCO's estimates of their potential;
o the companies have earnings which may be expected to grow faster than the domestic economy; or
o the companies offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy.

Neuberger Berman looks for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets, or management. Factors used to identify these companies may include:

o   financial strength,
o   a strong position relative to competitors, and
o   a stock price that is reasonable in light of its growth rate.

Neuberger Berman follows a disciplined selling strategy and may drop a stock from its portion of the Fund's portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

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3p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

RSIM typically considers a number of factors in evaluating a potential investment, including whether:

o   the company has a superior management team;
o the company has experienced or has the potential for superior earnings per share momentum; and
o there is a possible catalyst, such as new management or a new product, that has the potential to drive earnings and valuations higher.

RSIM may consider selling a security from its portion of the Fund's portfolio if the stock price declines substantially below the purchase price, if the price of the security attains a target price or otherwise appears relatively high, if the company's business fundamentals appear to turn negative, or if another investment appears to offer a better opportunity.


During weak or declining markets, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk
    Small Company Risk
    Style Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Style Risk
The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

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4p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

PAST PERFORMANCE
The bar chart is not presented because the Fund did not begin operations until Jan. 24, 2001.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                      Class A      Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                   5.75%(b)       none       none           none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%        1%(c)          none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y

Management fees(e)                              0.93%    0.93%   0.93%    0.93%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.71%    0.72%   0.72%    0.78%
Total                                           1.89%    2.65%   2.65%    1.71%
Fee waiver/expense reimbursement                0.34%    0.34%   0.34%    0.34%
Net expenses                                    1.55%    2.31%   2.31%    1.37%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2003. Under this agreement, total expenses will not exceed 1.55% for Class A; 2.31% for Class B; 2.31% for Class C and 1.37% for Class Y.
(e) Includes the impact of a performance adjustment fee that increased the management fee by 0.01% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


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5p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                 1 year       3 years       5 years     10 years

Class A(a)        $724        $1,104       $1,509          $2,638
Class B(b)        $634        $1,092       $1,476          $2,777(d)
Class B(c)        $234        $  792       $1,376          $2,777(d)
Class C           $234        $  792       $1,376          $2,962
Class Y           $139        $  506       $  897          $1,996


(a)  Includes a 5.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c)  Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER
INVESCO

Stacie Cowell, CFA

Stacie Cowell, a senior vice president of INVESCO, is the lead portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management from 1993 to 1996 and a capital markets and trading analyst with Chase Manhattan Bank in New York.


Neuberger Berman
Michael Malouf
Vice President of Neuberger Berman Management and Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in 1998. He has been co-manager of the Neuberger Berman Millennium Fund since its inception in 1998. From 1991 to 1998, he was a portfolio manager at Dresdner RCM Global Investors, LLC.

Jennifer Silver
Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. She joined Neuberger Berman in 1997. She has been co-manager of the Neuberger Berman Millennium Fund since its inception in 1998. From 1981 to 1997, she was an analyst and a portfolio manager at Putnam Investments.

RSIM
John H. Seabern, CFA

John is a Principal and co-portfolio manager of the RS Diversified Growth Fund. He has served on the management team of the RS Diversified Growth Fund since its inception. He joined the RSIM research team in September 1993. Prior to joining RSIM, John worked at Duncan-Hurst Capital Management as a performance analyst for two years.


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6p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

John L. Wallace
John is a Managing Director and portfolio manager of the RS MidCap Opportunities Fund (formerly Growth & Income Fund), RS Diversified Growth Fund and related separate accounts. He joined RSIM in July 1995. Prior to joining RSIM, John was vice president and portfolio manager of the Oppenheimer Main Street Income and Growth and Total Return Funds, where he managed more than $4 billion in assets.


The Fund pays AEFC a fee for managing its assets. AEFC, in turn, pays a portion of this fee to each of the subadvisers. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.93% of its average daily net assets, including an adjustment under the terms of a performance incentive arrangement between AEFC and the Fund. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

AEFC also selects, contracts with and compensates subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically to the Board of Directors.

Three subadvisers, INVESCO Funds Group, Inc., (INVESCO), Neuberger Berman Management Inc. (Neuberger Berman), and RS Investment Management, L.P. (RSIM) each manage a portion of the Fund's assets based upon their respective experience in managing a small cap growth fund whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. AEFC reserves the right to modify this allocation no more often than semiannually.

INVESCO Funds Group, Inc. (INVESCO), located at 4350 South Monaco Street, Denver, Colorado, sub-advises the Fund's assets. INVESCO, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Neuberger Berman Management Inc., (Neuberger Berman) located at 605 Third Avenue Second Floor, New York, New York, sub-advises the Fund's assets. Neuberger Berman, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

RS Investment Management, L.P. (RSIM), located at 388 Market Street, Suite 1700, San Francisco, California, subadvises the Fund's assets. RSIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.


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7p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser, or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. If the order is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted, and no changes will be made until that time.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund may use derivative instruments such as options and futures contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS
1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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8p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A          Class B         Class C          Class Y
--------------- ---------------- --------------- ---------------- --------------
Availability    Available to     Available to    Available to     Limited to
                all investors.   all investors.  all investors.   qualifying
                                                                  institutional
                                                                  investors.
--------------- ---------------- --------------- ---------------- --------------
Initial Sales   Yes. Payable     No. Entire      No. Entire       No. Entire
Charge          at time of       purchase price  purchase price   purchase price
                purchase.        is invested in  is invested in   is invested in
                Lower sales      shares of the   shares of the    shares of the
                charge for       Fund.           Fund.            Fund.
                larger
                investments.
--------------- ---------------- --------------- ---------------- --------------

Deferred Sales  On purchases     Maximum 5%      1% CDSC          None.
Charge          over $500,000,   CDSC during     applies if you
                1% CDSC          the first year  sell your
                applies if you   decreasing to   shares less
                sell your        0% after six    than one year
                shares less      years.          after purchase.
                than one year
                after purchase.

--------------- ---------------- --------------- ---------------- --------------
Distribution    Yes.* 0.25%      Yes.* 1.00%     Yes.* 1.00%      Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ---------------- --------------- ---------------- --------------
Conversion to   N/A              Yes,            No.              No.
Class A                          automatically
                                 in ninth
                                 calendar year
                                 of ownership.
--------------- ---------------- --------------- ---------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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9p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o   a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer
                                        Identification number of:
--------------------------------------- ----------------------------------------
Individual or joint account             The individual or one of the owners
                                        listed on the joint account
--------------------------------------- ----------------------------------------
Custodian account of a minor (Uniform   The minor
Gifts/Transfers to Minors Act)
--------------------------------------- ----------------------------------------
A revocable living trust                The grantor-trustee (the person who puts
                                        the money into the trust)
--------------------------------------- ----------------------------------------
An irrevocable trust, pension trust or  The legal entity (not the personal
estate                                  representative or trustee, unless no
                                        legal entity is designated in the
                                        account title)
--------------------------------------- ----------------------------------------
Sole proprietorship                     The owner
--------------------------------------- ----------------------------------------
Partnership                             The partnership
--------------------------------------- ----------------------------------------
Corporate                               The corporation
--------------------------------------- ----------------------------------------
Association, club or tax-exempt         The organization
organization
--------------------------------------- ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov).


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10p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o   automatic payroll deduction,
o   bank authorization,
o   direct deposit of Social Security check, or
o   other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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11p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested
Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00**                       2.04**
$1,000,000 or more                 0.00                         0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,
o   your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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12p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and
o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o  purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

   Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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13p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
   -- within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,
   -- within the University of Massachusetts After-Tax Savings Program, or
   -- through or under a subsidiary of AEFC offering Personal Trust Services'
      Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

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14p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,
o  held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -- at least 59 1/2 years old AND
   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
   -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o  Once we receive your exchange request, you cannot cancel it.
o  Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.


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15p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)


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16p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o   the name of the fund(s),
o   the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o   your Social Security number or Employer Identification number,
o   the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s), (All signatures may be required. Contact AECSC for more information.)

o   for sales, indicate how you want your money delivered to you, and
o   any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000



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17p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Four ways to receive payment when you sell shares


1 By regular or express mail:

o  Mailed to the address on record.
o  Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.


2 By electronic funds transfer (EFT or ACH):


o  Minimum redemption: $100.
o  Funds are deposited electronically into your bank account.

o  No charge.
o Bank account must be in the same ownership as the American Express mutual fund account.


o  Allow two to five business days from request to deposit.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire:

o  Minimum redemption: $1,000.
o  Funds are wired electronically into your bank account.
o  Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o  Allow one to two business days from request to deposit for domestic wires.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

4 By scheduled payout plan:

o  Minimum payment: $50.


o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.


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18p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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19p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Financial Highlights

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002    2001(b)
Net asset value, beginning of period                         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                  (.03)       --
Net gains (losses) (both realized and unrealized)              .33      (.96)
Total from investment operations                               .30      (.96)
Net asset value, end of period                               $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                       $152       $30
Ratio of expenses to average daily net assets(c),(e)         1.53%     1.50%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.02%)    (.03%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              7.29%   (18.86%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                  (.04)     (.01)
Net gains (losses) (both realized and unrealized)              .31      (.96)
Total from investment operations                               .27      (.97)
Net asset value, end of period                               $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                        $71        $8
Ratio of expenses to average daily net assets(c),(f)         2.31%     2.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.81%)    (.78%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              6.55%   (19.06%)

See accompanying notes to financial highlights.



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20p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                  (.04)     (.01)
Net gains (losses) (both realized and unrealized)              .31      (.96)
Total from investment operations                               .27      (.97)
Net asset value, end of period                               $4.39      $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                         $5        $1
Ratio of expenses to average daily net assets(c),(g)         2.31%     2.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.81%)    (.77%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              6.55%   (19.06%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                 (.02)        --
Net gains (losses) (both realized and unrealized)              .32      (.96)
Total from investment operations                               .30      (.96)
Net asset value, end of period                               $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                        $--       $--
Ratio of expenses to average daily net assets(c),(h)         1.35%     1.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                  (.98%)     .11%(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              7.32%   (18.86%)

See accompanying notes to financial highlights.


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21p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.89% and 4.37% for the periods ended 2002 and 2001, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.65% and 5.51% for the periods ended 2002 and 2001, respectively.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.65% and 5.51% for the periods ended 2002 and 2001, respectively.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.71% and 4.07% for the periods ended 2002 and 2001, respectively.
(i)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


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22p AXP PARTNERS SMALL CAP GROWTH FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
800-862-7919 TTY: 800-846-4852
Web site address:

www.americanexpress.com


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956


Ticker Symbol
Class A: AXSCX    Class B: ASGBX
Class C: APRCX    Class Y: N/A


                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                              S-6301-99 D (5/02)

                                                                AXP(R) Small Cap
                                                                       Advantage
                                                                            Fund

                                                                      PROSPECTUS

                                                                    MAY 30, 2002


American
  Express(R)
 Funds

(icon of) ruler

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

Please note that this Fund:

o   is not a bank deposit

o   is not federally insured

o   is not endorsed by any bank or government agency

o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                           3p

Goal                                               3p


Principal Investment Strategies                    3p

Principal Risks                                    3p


Past Performance                                   4p

Fees and Expenses                                  6p


Investment Manager                                 7p

Other Securities and Investment Strategies         8p

Buying and Selling Shares                          8p

Valuing Fund Shares                                8p


Investment Options                                 8p


Purchasing Shares                                 10p

Transactions Through American Express
   Brokerage or Third Parties                     12p

Sales Charges                                     12p

Exchanging/Selling Shares                         15p

Distributions and Taxes                           19p

Financial Highlights                              20p


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2p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

The Fund

GOAL
AXP Small Cap Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of small companies. These companies will often be those included in the Russell 2000(R) Index.


In pursuit of the Fund's goal, the Fund's investment manager, American Express Financial Corporation (AEFC), employs an active investment strategy that focuses on individual stock selection.

AEFC manages the Fund to provide diversified exposure to the small cap segment of the U.S. stock market. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks, and will typically hold between 200 and 250 issues, across a wide range of industries.

AEFC buys stocks based on an analysis of valuation and earnings. This selection discipline favors companies that exhibit:

o Attractive valuations, based on measures such as the ratio of stock price to company earnings, free cash flow or book value; and

o Improving earnings, based on an analysis of trends in earnings forecasts and prior period earnings that were better than expected, as well as a qualitative assessment of the company's competitive market position.

AEFC will normally sell a stock holding if:

    -- the stock's price moves above a reasonable valuation target; or


    -- the company's financial performance fails to meet expectations.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund would invest in these securities primarily to reduce risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk
    Small Company Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

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3p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and
o   how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class A Performance (based on calendar years)
(bar chart)
                                                               +4.01%  -6.47%
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001


During the period shown in the bar chart, the highest return for a calendar quarter was +17.65% (quarter ending December 2001) and the lowest return for a calendar quarter was -17.23% (quarter ending September 2001).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of March 31, 2002 was +4.42%.


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4p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)

                                                                                       Since                      Since
                                                           1 year                inception (A,B,Y)            inception (C)

Small Cap Advantage:
   Class A
     Return before taxes                                   -11.85%                    +1.54%(a)                     N/A
     Return after taxes on distributions                   -11.85%                    +0.64%(a)                     N/A
     Return after taxes on distributions
     and sale of fund shares                                -7.22%                    +0.79%(a)                     N/A
   Class B
     Return before taxes                                   -10.99%                    +1.58%(a)                     N/A
   Class C
     Return before taxes                                    -7.29%                       N/A                     -6.07%(c)
   Class Y
     Return before taxes                                    -6.28%                    +3.97%(a)                     N/A
Russell 2000(R) Index                                       +2.49%                    +5.62%(b)                  -2.37%(d)
Lipper Small-Cap Core Funds Index                           +7.13%                   +13.28%(b)                  +3.65%(d)


(a) Inception date was May 4, 1999.

(b) Measurement period started June 1, 1999.
(c) Inception date was June 26, 2000.
(d) Measurement period started July 1, 2000.

Before-Tax Returns
This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns
After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.


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5p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o   no sales charge for Class C shares,

o   no sales charge for Class Y shares, and
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

The Lipper Small-Cap Core Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                     Class A      Class B      Class C       Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                   5.75%(b)      none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%           1%(c)       none


Annual Fund operating expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:   Class A  Class B Class C  Class Y

Management fees(d)                              0.63%    0.63%   0.63%    0.63%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(e)                               0.37%    0.39%   0.41%    0.45%
Total                                           1.25%    2.02%   2.04%    1.08%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Includes the impact of a performance adjustment fee that decreased the management fee by 0.09% for the most recent fiscal year.
(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


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6p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                 1 year       3 years      5 years        10 years

Class A(a)        $695          $949       $1,223          $2,004
Class B(b)        $605          $934       $1,189          $2,154(d)
Class B(c)        $205          $634       $1,089          $2,154(d)
Class C           $207          $640       $1,099          $2,374
Class Y           $110          $344       $  596          $1,322


(a) Includes a 5.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c) Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER
Jake Hurwitz and Kent Kelley, principals of Kenwood Capital Management LLC, have been responsible for the day-to-day management of the Fund's portfolio since 1999. Previously, Jake served as senior vice president and Kent as chief executive officer at Travelers Investment Management Company (TIMCO).

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.63% of its average daily net assets, including an adjustment under the terms of a performance incentive arrangement between AEFC and the Fund. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

Kenwood Capital Management LLC (Subadviser), an indirect subsidiary of AEFC, Metropolitan Center, Suite 2330, 333 South 7th Street, Minneapolis, MN 55402, subadvises the Fund's assets.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.


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7p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. The Fund may invest in other instruments, such as money market securities, debt securities, and derivatives such as futures, options and forward contracts.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS
1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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8p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Investment options summary:
The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

               Class A          Class B          Class C          Class Y
-------------- ---------------- ---------------- ---------------- --------------
Availability   Available to     Available to     Available to     Limited to
               all investors.   all investors.   all investors.   qualifying
                                                                  institutional
                                                                  investors.
-------------- ---------------- ---------------- ---------------- --------------
Initial Sales  Yes. Payable     No. Entire       No. Entire       No. Entire
Charge         at time of       purchase price   purchase price   purchase price
               purchase.        is invested in   is invested in   is invested in
               Lower sales      shares of the    shares of the    shares of the
               charge for       Fund.            Fund.            Fund.
               larger
               investments.
-------------- ---------------- ---------------- ---------------- --------------
Deferred Sales On purchases     Maximum 5%       1% CDSC          None.
Charge         over $500,000,   CDSC during      applies if you
               1% CDSC          the first year   sell your
               applies if you   decreasing to    shares less
               sell your        0% after six     than one year
               shares less      years.           after purchase.
               than one year
               after purchase.
-------------- ---------------- ---------------- ---------------- --------------
Distribution   Yes.* 0.25%      Yes.* 1.00%      Yes.* 1.00%      Yes. 0.10%
and/or
Shareholder
Service Fee
-------------- ---------------- ---------------- ---------------- --------------
Conversion to  N/A              Yes,             No.              No.
Class A                         automatically
                                in ninth
                                calendar year
                                of ownership.
-------------- ---------------- ---------------- ---------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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9p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o   a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer
                                        Identification number of:
--------------------------------------- ----------------------------------------
Individual or joint account             The individual or one of the owners
                                        listed on the joint account
--------------------------------------- ----------------------------------------
Custodian account of a minor (Uniform   The minor
Gifts/Transfers to Minors Act)
--------------------------------------- ----------------------------------------
A revocable living trust                The grantor-trustee (the person who puts
                                        the money into the trust)
--------------------------------------- ----------------------------------------
An irrevocable trust, pension trust or  The legal entity (not the personal
estate                                  representative or trustee, unless no
                                        legal entity is designated in the
                                        account title)
--------------------------------------- ----------------------------------------
Sole proprietorship                     The owner
--------------------------------------- ----------------------------------------
Partnership                             The partnership
--------------------------------------- ----------------------------------------
Corporate                               The corporation
--------------------------------------- ----------------------------------------
Association, club or tax-exempt         The organization
organization
--------------------------------------- ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov).


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10p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o   automatic payroll deduction,
o   bank authorization,
o   direct deposit of Social Security check, or
o   other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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11p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested

Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00**                       2.04**
$1,000,000 or more                 0.00                         0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,
o   your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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12p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

    -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
    -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

    Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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13p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

o   purchases made:

    -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
    -- within the University of Texas System ORP,
    -- within a segregated separate account offered by Nationwide Life Insurance
       Company or Nationwide Life and Annuity Insurance Company,
    -- within the University of Massachusetts After-Tax Savings Program, or
    -- through or under a subsidiary of AEFC offering Personal Trust Services'
       Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

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14p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,
o   held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    -- at least 59 1/2 years old AND
    -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
    -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o   Once we receive your exchange request, you cannot cancel it.
o   Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.



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15p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

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16p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o   the name of the fund(s),
o   the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o   your Social Security number or Employer Identification number,
o   the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s), (All signatures may be required. Contact AECSC for more information.)

o   for sales, indicate how you want your money delivered to you, and
o   any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

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17p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Four ways to receive payment when you sell shares


1 By regular or express mail:

o   Mailed to the address on record.
o   Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH):

o   Minimum redemption: $100.
o   Funds are deposited electronically into your bank account.
o   No charge.
o Bank account must be in the same ownership as the American Express mutual fund account.
o   Allow two to five business days from request to deposit.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire:

o   Minimum redemption: $1,000.
o   Funds are wired electronically into your bank account.
o   Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o   Allow one to two business days from request to deposit for domestic wires.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

4 By scheduled payout plan:

o   Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.


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18p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


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19p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001       2000(b)
Net asset value, beginning of period                              $4.79        $6.07        $5.00
Income from investment operations:
Net investment income (loss)                                       (.02)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.98)        1.11
Total from investment operations                                    .64         (.99)        1.10
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.43        $4.79        $6.07

Ratios/supplemental data
Net assets, end of period (in millions)                            $414         $352         $281
Ratio of expenses to average daily net assets(d)                  1.25%        1.25%        1.32%(e,f)
Ratio of net investment income (loss)
to average daily net assets                                       (.31%)       (.11%)       (.54%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  13.36%      (16.59%)      22.04%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001       2000(b)
Net asset value, beginning of period                              $4.72       $ 6.03        $5.00
Income from investment operations:
Net investment income (loss)                                       (.05)        (.04)        (.03)
Net gains (losses) (both realized and unrealized)                   .64         (.98)        1.09
Total from investment operations                                    .59        (1.02)        1.06
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.31       $ 4.72        $6.03

Ratios/supplemental data
Net assets, end of period (in millions)                            $221         $184         $140
Ratio of expenses to average daily net assets(d)                  2.02%        2.02%        2.09%(e,g)
Ratio of net investment income (loss)
to average daily net assets                                      (1.08%)       (.88%)      (1.32%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  12.50%      (17.21%)      21.24%

See accompanying notes to financial highlights.


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20p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002      2001(c)
Net asset value, beginning of period                              $4.72        $5.92
Income from investment operations:
Net investment income (loss)                                       (.05)        (.01)
Net gains (losses) (both realized and unrealized)                   .64         (.90)
Total from investment operations                                    .59         (.91)
Less distributions:
Distributions from realized gains                                    --         (.29)
Net asset value, end of period                                    $5.31        $4.72

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $2
Ratio of expenses to average daily net assets(d)                  2.04%        2.02%(e)
Ratio of net investment income (loss)
to average daily net assets                                      (1.10%)       (.84%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%
Total return(i)                                                  12.50%      (15.67%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001      2000(b)
Net asset value, beginning of period                              $4.81        $6.08        $5.00
Income from investment operations:
Net investment income (loss)                                       (.01)         .01         (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.99)        1.12
Total from investment operations                                    .65         (.98)        1.11
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.46        $4.81        $6.08

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--
Ratio of expenses to average daily net assets(d)                  1.08%        1.12%        1.16%(e,h)
Ratio of net investment income (loss)
to average daily net assets                                       (.14%)       (.05%)       (.13%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  13.51%      (16.39%)      22.24%

See accompanying notes to financial highlights.


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21p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.
(c) Inception date was June 26, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) Adjusted to an annual basis.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.77% for the period ended March 31, 2000.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.53% for the period ended March 31, 2000.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.
(i) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional informaion about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.



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22p AXP SMALL CAP ADVANTAGE FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:

americanexpress.com


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

Ticker Symbol
Class A: ASAAX    Class B: ASABX

Class C: ADVCX    Class Y: N/A


                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                              S-6427-99 F (5/02)

                                                                 AXP(R) Strategy
                                                                      Aggressive
                                                                            Fund
                                                                      PROSPECTUS


                                                                    MAY 30, 2002


American
   Express
 Funds

(icon of) ruler

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

Please note that this Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                          3p
Goal                                              3p

Principal Investment Strategies                   3p
Principal Risks                                   4p

Past Performance                                  5p

Fees and Expenses                                 8p
Investment Manager                                9p
Other Securities and
   Investment Strategies                          9p
Buying and Selling Shares                        10p

Valuing Fund Shares                              10p
Investment Options                               10p
Purchasing Shares                                12p

Transactions Through American Express
   Brokerage or Third Parties                    14p
Sales Charges                                    14p
Exchanging/Selling Shares                        17p
Distributions and Taxes                          20p

Financial Highlights                             22p

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2p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

The Fund

GOAL
AXP Strategy Aggressive Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in securities of growth companies. Under normal market conditions, at least 65% of the Fund's total assets are invested in equity securities.

The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o Considering opportunities and risks within growing industries and new technologies.
o   Selecting companies that AEFC believes have aggressive growth prospects.
o   Identifying small and medium companies with:

    -- effective management,
    -- financial strength, and
    -- competitive market position.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

    -- the security is overvalued relative to alternative investments, -- the security has reached AEFC's price objective, -- the company's characteristics change,
    -- the company has met AEFC's earnings and/or growth expectations, -- political, economic, or other events could affect the company's performance,
    -- AEFC wishes to minimize potential losses (i.e., in a market down-turn), -- AEFC wishes to lock-in profits, -- AEFC identifies a more attractive opportunity, and

    -- the company or the security continues to meet the other standards described above.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or debt obligations. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


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3p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

PRINCIPAL RISKS
This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Style Risk
   Small Company Risk
   Issuer Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.


Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

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4p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.


Class B Performance (based on calendar years)
(bar chart)

-0.99% +7.99% -6.87% +35.03%  +18.19%  +14.70% +18.37%  +71.94%  -19.09% -33.47%
 1992   1993   1994    1995     1996     1997    1998     1999     2000    2001

During the period shown in the bar chart, the highest return for a calendar quarter was 54.73%% (quarter ending December 1999) and the lowest return for a calendar quarter was -28.85% (quarter ending March 2001).


The 5% sales charge applicable to Class B shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class A, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class B year to date return as of March 31, 2002 was -4.34%.


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5p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)
                                                                                Since         Since
                                                1 year  5 years  10 years  inception (A&Y)  inception (C)
Strategy Aggressive:
  Class A
     Return before taxes                        -36.80%   +4.23%      N/A      +9.72%(a)      N/A
  Class B
     Return before taxes                        -36.13%   +4.58%    +7.16%       N/A          N/A
     Return after taxes on distributions        -36.13%   +0.04%    +3.80%       N/A          N/A
     Return after taxes on distributions
     and sale of fund shares                    -22.00%   +2.86%    +4.91%       N/A          N/A
  Class C
     Return before taxes                        -33.51%     N/A       N/A        N/A       -34.04%(c)
  Class Y
     Return before taxes                        -32.93%   +5.59%      N/A     +10.80%(a)      N/A
Russell MidCap(R) Growth Index                  -20.15%   +9.02%   +11.10%    +12.29%(b)   -26.64%(d)
Lipper Mid-Cap Growth Funds Index               -21.07%   +7.63%   +10.59%    +11.88%(b)   -26.15%(d)
S&P MidCap 400 Index                             -0.62%  +16.11%   +15.01%    +17.95%(b)    +4.72%(d)


(a)  Inception date was March 20, 1995.
(b)  Measurement period started April 1, 1995.

(c)  Inception date was June 26, 2000.
(d)  Measurement period started July 1, 2000.

Before-Tax Returns
This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class A and Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class B, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns
After-tax returns are shown only for Class B shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


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6p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.


For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingen deferred sales charge (CDSC) for Class B shares,

o  no sales charge for Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.


The Lipper Mid-Cap Growth Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objective.

Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), an unmanaged market-weighted index, consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.



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7p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                      Class A      Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                  5.75%(b)       none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none           5%        1%(c)          none


Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets: Class A  Class B  Class C  Class Y

Management fees(d)                             0.46%   0.46%    0.46%    0.46%
Distribution (12b-1) fees                      0.25%   1.00%    1.00%    0.00%
Other expenses(e)                              0.38%   0.40%    0.43%    0.45%
Total                                          1.09%   1.86%    1.89%    0.91%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.
(d) Includes the impact of a performance adjustment fee that decreased the management fee by 0.13% for the most recent fiscal year.
(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                  1 year      3 years       5 years       10 years

Class A(a)         $680        $902         $1,142        $1,832
Class B(b)         $589        $885         $1,107        $1,983(d)
Class B(c)         $189        $585         $1,007        $1,983(d)
Class C            $192        $594         $1,022        $2,216
Class Y            $ 93        $290         $  505        $1,124


(a)  Includes a 5.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c)  Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

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8p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

INVESTMENT MANAGER
Louis Giglio, senior portfolio manager, joined AEFC in January 1994 as a senior equity analyst. He has managed this Fund since May 1998. He also serves as portfolio manager of World Technologies Portfolio, AXP Variable Portfolio - Strategy Aggressive Fund and IDS Life Series Fund, Equity Portfolio.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.46% of its average daily net assets, including an adjustment under the terms of a performance incentive arrangement between AEFC and the Fund. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, MN 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

The Fund has applied for an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If the order is granted and shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance the order will be granted and shareholder approval will be received, and no changes will be made until that time.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. The Fund may invest in other instruments, such as foreign securities, money market securities, debt obligations (rated B or higher), derivatives such as options, futures and forward contracts, and convertible securities.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


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9p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS
1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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10p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A          Class B         Class C          Class Y
--------------- ---------------- --------------- ---------------- --------------
Availability    Available to     Available to    Available to     Limited to
                all investors.   all investors.  all investors.   qualifying
                                                                  institutional
                                                                  investors.
--------------- ---------------- --------------- ---------------- --------------
Initial Sales   Yes. Payable     No. Entire      No. Entire       No. Entire
Charge          at time of       purchase price  purchase price   purchase price
                purchase.        is invested in  is invested in   is invested in
                Lower sales      shares of the   shares of the    shares of the
                charge for       Fund.           Fund.            Fund.
                larger
                investments.
--------------- ---------------- --------------- ---------------- --------------

Deferred Sales  On purchases     Maximum 5%      1% CDSC          None.
Charge          over $500,000,   CDSC during     applies if you
                1% CDSC          the first year  sell your
                applies if you   decreasing to   shares less
                sell your        0% after six    than one year
                shares less      years.          after purchase.
                than one year
                after purchase.

--------------- ---------------- --------------- ---------------- --------------
Distribution    Yes.* 0.25%      Yes.* 1.00%     Yes.* 1.00%      Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ---------------- --------------- ---------------- --------------
Conversion to   N/A              Yes,            No.              No.
Class A                          automatically
                                 in ninth
                                 calendar year
                                 of ownership.
--------------- ---------------- --------------- ---------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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11p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:               Use the Social Security or Employer
                                        Identification number of:
--------------------------------------- ----------------------------------------
Individual or joint account             The individual or one of the owners
                                        listed on the joint account
--------------------------------------- ----------------------------------------
Custodian account of a minor (Uniform   The minor
Gifts/Transfers to Minors Act)
--------------------------------------- ----------------------------------------
A revocable living trust                The grantor-trustee (the person who puts
                                        the money into the trust)
--------------------------------------- ----------------------------------------
An irrevocable trust, pension trust or  The legal entity (not the personal
estate                                  representative or trustee, unless no
                                        legal entity is designated in the
                                        account title)
--------------------------------------- ----------------------------------------
Sole proprietorship                     The owner
--------------------------------------- ----------------------------------------
Partnership                             The partnership
--------------------------------------- ----------------------------------------
Corporate                               The corporation
--------------------------------------- ----------------------------------------
Association, club or tax-exempt         The organization
organization
--------------------------------------- ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov).


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12p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,
o  bank authorization,
o  direct deposit of Social Security check, or
o  other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN  55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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13p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                       Sales charge as percentage of:
Total market value       Public offering price*              Net amount invested
Up to $49,999                     5.75%                            6.10%
$50,000-$99,999                   4.75                             4.99
$100,000-$249,999                 3.75                             3.90
$250,000-$499,999                 2.50                             2.56
$500,000-$999,999                 2.00**                           2.04**
$1,000,000 or more                0.00                             0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o  your current investment in this Fund,
o  your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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14p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o  purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

   Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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15p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
   -- within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,
   -- within the University of Massachusetts After-Tax Savings Program, or
   -- through or under a subsidiary of AEFC offering Personal Trust Services'
      Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:               The CDSC percentage rate is:
First year                                                5%
Second year                                               4%
Third year                                                4%
Fourth year                                               3%
Fifth year                                                2%
Sixth year                                                1%
Seventh year                                              0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

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16p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,
o  held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -- at least 59 1/2 years old AND
   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
   -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o  Once we receive your exchange request, you cannot cancel it.
o  Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.


Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

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17p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

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18p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),
o  the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o  your Social Security number or Employer Identification number,
o  the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s), (All signatures may be required. Contact AECSC for more information.)

o  for sales, indicate how you want your money delivered to you, and
o  any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

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19p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Four ways to receive payment when you sell shares


1 By regular or express mail:

o  Mailed to the address on record.
o  Payable to names listed on the account.


o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH):

o  Minimum redemption: $100.
o  Funds are deposited electronically into your bank account.
o  No charge.
o Bank account must be in the same ownership as the American Express mutual fund account.
o  Allow two to five business days from request to deposit.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire:

o  Minimum redemption: $1,000.
o  Funds are wired electronically into your bank account.
o  Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o  Allow one to two business days from request to deposit for domestic wires.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

4 By scheduled payout plan:


o  Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

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20p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. As a result of the Fund's goal and investment strategies, distributions from the Fund may consist of a significant amount of capital gains.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


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21p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000         1999           1998
Net asset value, beginning of period                                  $13.43     $ 37.03       $22.88       $22.12         $18.34
Income from investment operations:
Net investment income (loss)                                            (.04)       (.05)        (.05)        (.10)          (.03)
Net gains (losses) (both realized and unrealized)                      (1.28)     (17.20)       21.58         1.12           7.76
Total from investment operations                                       (1.32)     (17.25)       21.53         1.02           7.73
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $12.11     $ 13.43       $37.03       $22.88         $22.12

Ratios/supplemental data
Net assets, end of period (in millions)                                 $936      $1,088       $1,721         $608           $548
Ratio of expenses to average daily net assets(c)                       1.09%       1.10%        1.06%        1.02%          1.01%
Ratio of net investment income (loss) to average daily net assets      (.29%)      (.26%)       (.22%)       (.48%)         (.45%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                       (9.83%)    (50.27%)     100.97%        4.68%         46.18%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000          1999          1998
Net asset value, beginning of period                                  $12.33     $ 35.06       $22.05       $21.48         $18.04
Income from investment operations:
Net investment income (loss)                                            (.14)       (.20)        (.22)        (.27)          (.18)
Net gains (losses) (both realized and unrealized)                      (1.17)     (16.18)       20.61         1.10           7.57
Total from investment operations                                       (1.31)     (16.38)       20.39          .83           7.39
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $11.02     $ 12.33       $35.06       $22.05         $21.48

Ratios/supplemental data
Net assets, end of period (in millions)                                 $553        $794       $1,616         $806           $892
Ratio of expenses to average daily net assets(c)                       1.86%       1.86%        1.81%        1.78%          1.77%
Ratio of net investment income (loss) to average daily net assets     (1.04%)     (1.03%)      (1.00%)      (1.25%)        (1.21%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                      (10.62%)    (50.63%)      99.59%        3.88%         45.08%

See accompanying notes to financial highlights.


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22p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002      2001(b)
Net asset value, beginning of period                                  $12.33     $ 30.40
Income from investment operations:
Net investment income (loss)                                            (.13)       (.07)
Net gains (losses) (both realized and unrealized)                      (1.17)     (11.65)
Total from investment operations                                       (1.30)     (11.72)
Less distributions:
Distributions from realized gains                                         --       (6.35)
Net asset value, end of period                                        $11.03     $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $3
Ratio of expenses to average daily net assets(c)                       1.89%       1.86%(d)
Ratio of net investment income (loss) to average daily net assets     (1.12%)      (.84%)(d)
Portfolio turnover rate (excluding short-term securities)               216%        137%
Total return(e)                                                      (10.54%)    (43.07%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000          1999          1998
Net asset value, beginning of period                                  $13.60     $ 37.33       $23.00       $22.22         $18.40
Income from investment operations:
Net investment income (loss)                                            (.01)       (.01)        (.01)        (.10)            --
Net gains (losses) (both realized and unrealized)                      (1.31)     (17.37)       21.72         1.14           7.77
Total from investment operations                                       (1.32)     (17.38)       21.71         1.04           7.77
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $12.28     $ 13.60       $37.33       $23.00         $22.22

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $4          $--          $--            $--
Ratio of expenses to average daily net assets(c)                        .91%        .96%         .89%         .92%           .88%
Ratio of net investment income (loss) to average daily net assets      (.13%)      (.03%)       (.07%)       (.40%)         (.35%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                       (9.77%)    (50.21%)     101.29%        4.74%         46.34%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


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23p   AXP STRATEGY AGGRESSIVE FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919  TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

Ticker Symbol
Class A: ISAAX    Class B: INAGX
Class C: ASACX    Class Y: ASAYX

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS


                                                              S-6381-99 M (5/02)

                          AXP(R) STRATEGY SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                      AXP(R) EQUITY VALUE FUND (the Fund)


                                  May 30, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


TABLE OF CONTENTS
Mutual Fund Checklist                                                 p.  3

Fundamental Investment Policies                                       p.  4
Investment Strategies and Types of Investments                        p.  5
Information Regarding Risks and Investment Strategies                 p.  6
Security Transactions                                                 p. 21
Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                             p. 23
Performance Information                                               p. 24
Valuing Fund Shares                                                   p. 24
Investing in the Fund                                                 p. 25
Selling Shares                                                        p. 27
Pay-out Plans                                                         p. 28
Capital Loss Carryover                                                p. 28
Taxes                                                                 p. 29
Agreements                                                            p. 30
Organizational Information                                            p. 33
Board Members and Officers                                            p. 36
Compensation for Board Members                                        p. 39
Independent Auditors                                                  p. 39
Appendix: Description of Ratings                                      p. 40


                                      --2--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Mutual Fund Checklist

      [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

      [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

      [X] A higher rate of return typically involves a higher risk of loss.

      [X] Past performance is not a reliable indicator of future performance.

      [X] ALL mutual funds have costs that lower investment return.

      [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

      [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular                                         Market price     Shares
investment                                       of a share     acquired

  $100                                             $ 6.00         16.7
   100                                               4.00         25.0
   100                                               4.00         25.0
   100                                               6.00         16.7
   100                                               5.00         20.0
   ---                                               ----         ----
  $500                                             $25.00        103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

                                      --3--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Purchase more than 10% of the outstanding voting securities of an issuer.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o  Lend Fund securities in excess of 30% of its net assets.
o  Issue senior securities, except as permitted under the 1940 Act.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

                                      --4--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:    Allowable for the Fund?
Agency and Government Securities                         yes
Borrowing                                                yes
Cash/Money Market Instruments                            yes
Collateralized Bond Obligations                          yes
Commercial Paper                                         yes
Common Stock                                             yes
Convertible Securities                                   yes
Corporate Bonds                                          yes
Debt Obligations                                         yes
Depositary Receipts                                      yes
Derivative Instruments                                   yes
Foreign Currency Transactions                            yes
Foreign Securities                                       yes
High-Yield (High-Risk) Securities (Junk Bonds)           yes
Illiquid and Restricted Securities                       yes
Indexed Securities                                       yes
Inverse Floaters                                          no
Investment Companies                                     yes
Lending of Portfolio Securities                          yes
Loan Participations                                      yes
Mortgage- and Asset-Backed Securities                    yes
Mortgage Dollar Rolls                                     no
Municipal Obligations                                    yes
Preferred Stock                                          yes
Real Estate Investment Trusts                            yes
Repurchase Agreements                                    yes
Reverse Repurchase Agreements                            yes
Short Sales                                               no
Sovereign Debt                                           yes
Structured Products                                      yes
Variable- or Floating-Rate Securities                    yes
Warrants                                                 yes
When-Issued Securities                                   yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities     yes

                                      --5--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


The following are guidelines that may be changed by the board at any time:


o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o The Fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality). Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.
o The Fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.
o  The Fund may invest up to 25% of its total assets in foreign investments.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o The Fund will not invest more than 10% of its total assets in the securities of investment companies.
o  The Fund will not invest in a company to control or manage it.
o The Fund will not buy on margin or sell securities short, except the Fund may make margin payments in connection with transactions in futures contracts.
o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

                                      --6--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

                                      --7--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------



INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

                                      --8--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

                                      --9--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that

                                     --10--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

                                     --11--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the


                                     --12--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                                     --13--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

                                     --14--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

                                     --15--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

                                     --16--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

                                     --18--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

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AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

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AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
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When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes

                                     --21--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $3,593,384 for fiscal year ended March 31, 2002, $5,487,099 for fiscal year 2001, and $3,633,468 for fiscal year 2000. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2002, transactions amounting to $1,814,590, on which $2,275 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                     Value of securities
Name of issuer                                    owned at end of fiscal year
FleetBoston Financial                                   $11,025,000
J. P. Morgan Chase                                       22,103,000
Lehman Brothers Holdings                                 78,860,800
Morgan Stanley, Dean Witter, Discover & Co.              47,853,850

The portfolio turnover rate was 61% in the most recent fiscal year, and 97% in the year before.



                                     --22--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                                  2002               2001               2000
                                                                           Percent of
                                                                        aggregate dollar
                                                                            amount of
                                 Aggregate dollar      Percent of         transactions     Aggregate dollar   Aggregate dollar
                                     amount of          aggregate           involving          amount of          amount of
                  Nature of         commissions         brokerage          payment of         commissions        commissions
Broker           affiliation      paid to broker       commissions         commissions      paid to broker     paid to broker
American          Wholly-owned        $1,701              0.05%              0.23%            $10,116            $63,063
Enterprise        subsidiary of
Investment        AEFC
Services Inc.


                                     --23--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                  -----------
                                        P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

                         Net assets                           Shares outstanding                  Net asset value of one share

Class A               $1,119,022,611      divided by             118,428,358         equals                    $9.45
Class B                  760,870,484                              80,459,800                                    9.46
Class C                    4,248,303                                 451,945                                    9.40
Class Y                    2,928,415                                 309,525                                    9.46


                                     --24--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------



In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $9.45, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $10.03. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:

                                       Sales charge as a percentage of:
Total market value       Public offering price             Net amount invested

Up to $49,999                       5.75%                             6.10%
$50,000-$99,999                     4.75                              4.99
$100,000-$249,999                   3.75                              3.90
$250,000-$499,999                   2.50                              2.56
$500,000-$999,999                   2.00*                             2.04*
$1,000,000 or more                  0.00                              0.00


* The sales charge will be waived until Dec. 31, 2002.

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AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                              Number of participants
Total plan assets                               1-99    100 or more

Less than $1 million                             4%         0%
$1 million or more                               0%         0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o  Qualified employee benefit plans* if the plan:

   -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
   -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

                                     --26--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

                                     --27--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $12,780,285 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire in 2010. It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

                                     --28--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 69.58% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

                                     --29--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                             Annual rate at each asset level
First $0.50                                                0.530%
Next   0.50                                                0.505
Next   1.00                                                0.480
Next   1.00                                                0.455
Next   3.00                                                0.430
Over   6.00                                                0.400


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.500% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Large-Cap Value Funds Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of the Fund's average net assets on an annual basis.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment increased the fee by $742,591 for fiscal year 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $10,337,896 for fiscal year 2002, $10,038,427 for fiscal year 2001, and $12,401,757 for fiscal year 2000.

                                     --30--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $460,463 for fiscal year 2002, $338,946 for fiscal year 2001, and $237,161 for fiscal year 2000.

Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o specific AEFC investment performance objectives to improve competitive rankings and consistency,
o management fees that provide shareholders with benefits of economy of scale as assets of the Fund increase and assess penalties if performance fails to meet agreed-to standards and that are considered to be reasonable in light of the fees paid by similar funds in the industry,
o total expenses incurred by the Fund either at or only slightly above the median expenses of comparable funds,
o AEFC's objectives for an expanded fund group offering a wider range of investment options,
o the scope and quality of services received by shareholders from their personal financial advisors, and
o the reasonableness of the profitability AEFC derives from its mutual fund operations.


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                       Annual rate at each asset level
First $0.50                                          0.040%
Next   0.50                                          0.035
Next   1.00                                          0.030
Next   1.00                                          0.025
Next   3.00                                          0.020
Over   6.00                                          0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.034% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $680,433 for fiscal year 2002, $721,240 for fiscal year 2001, and $842,247 for fiscal year 2000.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.00 per year, for Class B is $20.00 per year, for Class C is $19.50 per year and for Class Y is $17.00 per year. The fees paid to AECSC may be changed by the board without shareholder approval.


                                     --31--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $2,099,971 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $68,847. The amounts were $1,593,859 and $281,695 for fiscal year 2001, and $2,337,163 and $(177,777) for fiscal year 2000.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $2,701,594 for Class A shares, $8,366,640 for Class B shares and $27,494 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

                                     --32--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $79 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $218 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.


                                     --33--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                               Date of             Form of         State of            Fiscal
Fund                                         organization        organization    organization         year end      Diversified
AXP(R) Bond Fund, Inc.                     6/27/74, 6/31/86*       Corporation        NV/MN               8/31           Yes
AXP(R) California Tax-Exempt Trust                   4/7/86     Business Trust**         MA               6/30
   AXP(R) California Tax-Exempt Fund                                                                                      No
AXP(R) Discovery Fund, Inc.                4/29/81, 6/13/86*       Corporation        NV/MN               7/31           Yes
AXP(R) Equity Select Fund, Inc.**          3/18/57, 6/13/86*       Corporation        NV/MN              11/30           Yes
AXP(R) Extra Income Fund, Inc.                      8/17/83        Corporation           MN               5/31           Yes
AXP(R) Federal Income Fund, Inc.                    3/12/85        Corporation           MN               5/31
   AXP(R) Federal Income Fund                                                                                            Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                  Yes
AXP(R) Global Series, Inc.                         10/28/88        Corporation           MN              10/31
   AXP(R) Emerging Markets Fund                                                                                          Yes
   AXP(R) Global Balanced Fund                                                                                           Yes
   AXP(R) Global Bond Fund                                                                                                No
   AXP(R) Global Growth Fund                                                                                             Yes
   AXP(R) Global Technology Fund***                                                                                      Yes
AXP(R) Growth Series, Inc.                 5/21/70, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Growth Fund                                                                                                    Yes
   AXP(R) Large Cap Equity Fund                                                                                          Yes
   AXP(R) Research Opportunities Fund                                                                                    Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.   12/21/78, 6/13/86*       Corporation        NV/MN              11/30           Yes
AXP(R) International Fund, Inc.                     7/18/84        Corporation           MN              10/31
   AXP(R) European Equity Fund                                                                                            No
   AXP(R) International Fund                                                                                             Yes
AXP(R) Investment Series, Inc.             1/18/40, 6/13/86*       Corporation        NV/MN               9/30
   AXP(R) Diversified Equity Income Fund                                                                                 Yes
   AXP(R) Mid Cap Value Fund                                                                                             Yes
   AXP(R) Mutual                                                                                                         Yes
AXP(R) Managed Series, Inc.                         10/9/84        Corporation           MN               9/30
   AXP(R) Managed Allocation Fund                                                                                        Yes
AXP(R) Market Advantage Series, Inc.                8/25/89        Corporation           MN               1/31
   AXP(R) Blue Chip Advantage Fund                                                                                       Yes
   AXP(R) International Equity Index Fund                                                                                 No
   AXP(R) Mid Cap Index Fund                                                                                              No
   AXP(R) Nasdaq 100 Index Fund                                                                                           No
   AXP(R) S&P 500 Index Fund                                                                                              No
   AXP(R) Small Company Index Fund                                                                                       Yes
   AXP(R) Total Stock Market Index Fund                                                                                   No
AXP(R) Money Market Series, Inc.           8/22/75, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Cash Management Fund                                                                                           Yes
AXP(R) New Dimensions Fund, Inc.           2/20/68, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Growth Dimensions Fund                                                                                         Yes
   AXP(R) New Dimensions Fund                                                                                            Yes



                                     --34--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS
                                               Date of             Form of         State of            Fiscal
Fund                                         organization        organization    organization         year end      Diversified
AXP(R) Partners International Series, Inc.           5/9/01        Corporation           MN              10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                  Yes
   AXP(R) Partners International Select Value Fund                                                                       Yes
AXP(R) Partners Series, Inc.                        3/20/01        Corporation           MN               5/31
   AXP(R) Partners Fundamental Value Fund                                                                                Yes
   AXP(R) Partners Select Value Fund                                                                                     Yes
   AXP(R) Partners Small Cap Core Fund                                                                                   Yes
   AXP(R) Partners Small Cap Value Fund                                                                                   No
   AXP(R) Partners Value Fund                                                                                            Yes
AXP(R) Precious Metals Fund, Inc.                   10/5/84        Corporation           MN               3/31            No
AXP(R) Progressive Fund, Inc.              4/23/68, 6/13/86*       Corporation        NV/MN               9/30           Yes
AXP(R) Selective Fund, Inc.                2/10/45, 6/13/86*       Corporation        NV/MN               5/31           Yes
AXP(R) Special Tax-Exempt Series Trust               4/7/86     Business Trust**         MA               6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                        Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                   No
   AXP(R) Michigan Tax-Exempt Fund                                                                                        No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                       No
   AXP(R) New York Tax-Exempt Fund                                                                                        No
   AXP(R) Ohio Tax-Exempt Fund                                                                                            No
AXP(R) Stock Fund, Inc.                    2/10/45, 6/13/86*       Corporation        NV/MN               9/30           Yes
AXP(R) Strategy Series, Inc.                        1/24/84        Corporation           MN               3/31
   AXP(R) Equity Value Fund                                                                                              Yes
   AXP(R) Focused Growth Fund***                                                                                          No
   AXP(R) Partners Small Cap Growth Fund***                                                                              Yes
   AXP(R) Small Cap Advantage Fund                                                                                       Yes
   AXP(R) Strategy Aggressive Fund                                                                                       Yes
AXP(R) Tax-Exempt Series, Inc.             9/30/76, 6/13/86*       Corporation        NV/MN              11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                   Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                           Yes
AXP(R) Tax-Free Money Fund, Inc.           2/29/80, 6/13/86*       Corporation        NV/MN              12/31           Yes
AXP(R) Utilities Income Fund, Inc.***               3/25/88        Corporation           MN               6/30
   AXP(R) Utilities Fund                                                                                                 Yes

  *  Date merged into a Minnesota corporation incorporated on 4/7/86.
 ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
*** Effective February 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

                                     --35--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

H. Brewster Atwater, Jr.       Board member since    Retired chair and                                     Board Effectiveness,
4900 IDS Tower                 1996                  chief executive                                       Executive,
Minneapolis, MN 55402                                officer, General                                      Investment Review
Born in 1931                                         Mills, Inc. (consumer
                                                     foods)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Arne H. Carlson                Chair of the Board    Chair, Board Services                                 Joint Audit,
901 S. Marquette Ave.          since 1999            Corporation (provides                                 Contracts,
Minneapolis, MN 55402                                administrative                                        Executive,
Born in 1934                                         services to boards),                                  Investment Review,
                                                     former Governor of                                    Board Effectiveness
                                                     Minnesota

------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Lynne V. Cheney                Board member since    Distinguished Fellow,    The Reader's Digest          Joint Audit,
American Enterprise            1994                  AEI                      Association Inc.             Contracts
Institute for Public Policy
Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

Livio D. DeSimone              Board member since    Retired chair of the     Cargill, Incorporated        Joint Audit,
30 Seventh Street East         2001                  board and chief          (commodity  merchants and    Contracts
Suite 3050                                           executive officer,       processors), Target
St. Paul, MN 55101-4901                              Minnesota Mining and     Corporation (department
Born in 1936                                         Manufacturing (3M)       stores), General Mills,
                                                                              Inc. (consumer foods),
                                                                              Vulcan Materials Company
                                                                              (construction  materials/
                                                                              chemicals) and Milliken &
                                                                              Company (textiles and
                                                                              chemicals)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Ira D. Hall                    Board member since    Private investor;                                     Contracts,
Texaco, Inc.                   2001                  formerly with Texaco                                  Investment Review
2000 Westchester Avenue                              Inc., treasurer,
White Plains, NY 10650                               1999-2001 and general
Born in 1944                                         manager, alliance
                                                     management operations,
                                                     1998-1999. Prior to
                                                     that, director,
                                                     International
                                                     Operations IBM Corp.
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Heinz F. Hutter                Board member since    Retired president and                                 Board Effectiveness,
P.O. Box 2187                  1994                  chief operating                                       Executive,
Minneapolis, MN 55402                                officer, Cargill,                                     Investment Review
Born in 1929                                         Incorporated
                                                     (commodity merchants
                                                     and processors)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Anne P. Jones                  Board member since    Attorney and consultant  Motorola, Inc.               Joint Audit, Board
5716 Bent Branch Rd.           1985                                           (electronics)                Effectiveness,
Bethesda, MD 20816                                                                                         Executive
Born in 1935
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Stephen R. Lewis, Jr.          Board member since    President and                                         Contracts,
Carleton College               2002                  professor of                                          Investment Review
One North College Street                             economics, Carleton
Northfield, MN 55057                                 College
Born in 1939
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
William R. Pearce              Board member since    RII Weyerhaeuser World                                Executive,
2050 One Financial Plaza       1980                  Timberfund, L.P.                                      Investment Review,
Minneapolis, MN 55402                                (develops timber                                      Board Effectiveness
Born in 1927                                         resources) --
                                                     management committee;
                                                     former chair, American
                                                     Express Funds
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

                                     --36--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Independent Board Members (continued)

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Alan K. Simpson                Board member since    Former three-term        Biogen, Inc.                 Joint Audit,
1201 Sunshine Ave.             1997                  United States Senator    (bio-pharmaceuticals)        Contracts
Cody, WY 82414                                       for Wyoming
Born in 1931
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

C. Angus Wurtele               Board member since    Retired chair of the     Bemis Corporation            Contracts,
4900 IDS Tower                 1994                  board and chief          (packaging)                  Executive,
Minneapolis, MN 55402                                executive officer, The                                Investment Review
Born in 1934                                         Valspar Corporation
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

David R. Hubers                Board member since    Retired chief            Chronimed Inc. (specialty
50643 AXP Financial Center     1993                  executive officer and    pharmaceutical
Minneapolis, MN 55474                                director of AEFC         distribution), RTW Inc.
Born in 1943                                                                  (manages worker's
                                                                              compensation programs),
                                                                              Lawson Software, Inc.
                                                                              (technology based business
                                                                              applications)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
John R. Thomas                 Board member since    Senior vice president
50652 AXP Financial Center     1987, president       - information and
Minneapolis, MN 55474          since 1997            technology of AEFC
Born in 1937
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
William F. Truscott            Board member since    Senior vice president
53600 AXP Financial Center     2001, vice            - chief investment
Minneapolis, MN 55474          president since 2002  officer of AEFC;
Born in 1960                                         former chief
                                                     investment officer and
                                                     managing director,
                                                     Zurich Scudder
                                                     Investments
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:


Other Officers

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
John M. Knight                 Treasurer since 1999  Vice president -
50005 AXP Financial Center                           investment accounting
Minneapolis, MN 55474                                of AEFC
Born in 1952
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

Leslie L. Ogg                  Vice president,       President of Board
901 S. Marquette Ave.          general counsel,      Services Corporation
Minneapolis, MN 55402          and secretary since
Born in 1938                   1978
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Stephen W. Roszell             Vice president        Senior vice president
50239 AXP Financial Center     since 2002            - institutional group
Minneapolis, MN 55474                                of AEFC
Born in 1949
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

                                    --37--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------

Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work
Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, issues, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.

Directors' holdings
The following table shows the Fund Directors' ownership of American Express
Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001
Based on net asset values as of Dec. 31, 2001
                                                                                               Aggregate dollar range of
                                                                                               equity securities of all
                                                             Dollar range of                    American Express Funds
                                                            equity securities              (Registered Investment Companies)
                                                        in AXP Equity Value Fund                 overseen by Director
                                                                  Range                                  Range
H. Brewster Atwater, Jr.                                          None                               over $100,000
Arne H. Carlson                                                   None                            $50,001-$100,000
Lynne V. Cheney                                                   None                               over $100,000
Livio D. DeSimone                                                 None                               over $100,000
Ira D. Hall                                                       None                               over $100,000
David R. Hubers                                                   None                               over $100,000
Heinz F. Hutter                                                   None                               over $100,000
Anne P. Jones                                                     None                               over $100,000
William R. Pearce                                                 None                               over $100,000
Alan K. Simpson                                                   None                               over $100,000
John R. Thomas                                                    None                               over $100,000
C. Angus Wurtele                                                  None                               over $100,000



                                     --38--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:

Compensation Table
                                                                                             Total cash compensation from
                                                                Aggregate                     American Express Funds and
Board member*                                          compensation from the Fund            Preferred Master Trust Group
H. Brewster Atwater, Jr.                                        $2,140                                 $143,500
Lynne V. Cheney                                                  1,825                                  118,700
Livio D. DeSimone                                                1,675                                  107,400
Ira D. Hall                                                      1,975                                  131,000
Heinz F. Hutter                                                  2,140                                  144,200
Anne P. Jones                                                    2,140                                  143,550
Stephen R. Lewis, Jr.                                              350                                   21,600
William R. Pearce                                                2,125                                  142,850
Alan K. Simpson                                                  1,775                                  114,850
C. Angus Wurtele                                                 1,990                                  132,250

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                     --39--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                     --40--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                     --41--

AXP(R) Strategy Series, Inc.
         AXP(R) Equity Value Fund
--------------------------------------------------------------------------------


Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                                     --42--

                                                              S-6382-20 M (5/02)

                          AXP(R) STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR


                      AXP(R) Focused Growth Fund (the Fund)

                                  May 30, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) Strategy Series, Inc.
   AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Table of Contents


Mutual Fund Checklist                                            p.  3

Fundamental Investment Policies                                  p.  4

Investment Strategies and Types of Investments                   p.  5

Information Regarding Risks and Investment Strategies            p.  6


Security Transactions                                            p. 21

Brokerage Commissions Paid to Brokers Affiliated with
  American Express Financial Corporation                         p. 22

Performance Information                                          p. 23

Valuing Fund Shares                                              p. 23


Investing in the Fund                                            p. 24


Selling Shares                                                   p. 26

Pay-out Plans                                                    p. 26


Capital Loss Carryover                                           p. 27


Taxes                                                            p. 27

Agreements                                                       p. 29

Organizational Information                                       p. 31

Board Members and Officers                                       p. 34

Compensation for Board Members                                   p. 37


Independent Auditors                                             p. 37


Appendix: Description of Ratings                                 p. 38

AXP(R) Strategy Series, Inc.
   AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------


Mutual Fund Checklist

     [x] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

     [x] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

     [x]  A higher rate of return typically involves a higher risk of loss.

     [x]  Past performance is not a reliable indicator of future performance.

     [x]  ALL mutual funds have costs that lower investment return.

     [x] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

     [x] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular                            Market price           Shares
investment                          of a share           acquired
  $100                                $ 6.00               16.7
   100                                  4.00               25.0
   100                                  4.00               25.0
   100                                  6.00               16.7
   100                                  5.00               20.0
  $500                                $25.00              103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)

The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
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Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o  Lend Fund securities in excess of 30% of its net assets.
o  Issue senior securities, except as permitted under the 1940 Act.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------


Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:      Allowable for the Fund?
Agency and Government Securities                              yes
Borrowing                                                     yes
Cash/Money Market Instruments                                 yes
Collateralized Bond Obligations                               yes
Commercial Paper                                              yes
Common Stock                                                  yes
Convertible Securities                                        yes
Corporate Bonds                                               yes
Debt Obligations                                              yes
Depositary Receipts                                           yes
Derivative Instruments                                        yes
Foreign Currency Transactions                                 yes
Foreign Securities                                            yes
High-Yield (High-Risk) Securities (Junk Bonds)                 no
Illiquid and Restricted Securities                            yes
Indexed Securities                                            yes
Inverse Floaters                                               no
Investment Companies                                          yes
Lending of Portfolio Securities                               yes
Loan Participations                                           yes
Mortgage- and Asset-Backed Securities                         yes
Mortgage Dollar Rolls                                          no
Municipal Obligations                                         yes
Preferred Stock                                               yes
Real Estate Investment Trusts                                 yes
Repurchase Agreements                                         yes
Reverse Repurchase Agreements                                 yes
Short Sales                                                   yes
Sovereign Debt                                                yes
Structured Products                                           yes
Variable- or Floating-Rate Securities                         yes
Warrants                                                      yes
When-Issued Securities                                        yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities          yes

The following are guidelines that may be changed by the board at any time:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Borrowing
The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the

AXP(R) Strategy Series, Inc.
   AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
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Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
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The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
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As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
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Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

AXP(R) Strategy Series, Inc.
   AXP(R) Focused Growth Fund
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The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
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Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
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obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------


Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $86,438 for fiscal year ended March 31, 2002, $76,445 for fiscal period from June 26, 2000 (when shares became publicly available) to March 31, 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2002, transactions amounting to $915,999, on which $2,000 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                        Value of securities
Name of issuer                       owned at end of fiscal year

Bank of America                               $1,360,400

The portfolio turnover rate was 78% in the most recent fiscal year, and 54% in the fiscal period before.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last two fiscal periods to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal period                                                2002                                  2001
                                                                                              Percent of
                                                                                           aggregate dollar
                                                                                               amount of
                                                    Aggregate dollar       Percent of        transactions     Aggregate dollar
                                                        amount of           aggregate          involving          amount of
                               Nature of               commissions          brokerage         payment of         commissions
Broker                        affiliation             paid to broker       commissions        commissions       paid to broker
paid to broker
American Enterprise          Wholly-owned                  $0                   0%                  0%              $450
Investment Services Inc.     subsidiary of AEFC

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                   ----------
                                        P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.


Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

                         Net assets                           Shares outstanding                  Net asset value of one share

Class A                 $55,428,270        divided by             25,336,516           equals                   $2.19
Class B                  29,477,806                               13,618,522                                     2.16
Class C                   1,811,290                                  838,861                                     2.16
Class Y                      19,233                                    8,760                                     2.20

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $2.19, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $2.32. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:

                                     Sales charge as a percentage of:
Total market value        Public offering price            Net amount invested

Up to $49,999                     5.75%                            6.10%
$50,000-$99,999                   4.75                             4.99
$100,000-$249,999                 3.75                             3.90
$250,000-$499,999                 2.50                             2.56
$500,000-$999,999                 2.00*                            2.04*
$1,000,000 or more                0.00                             0.00

* The sales charge will be waived until Dec. 31, 2002.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:


Deferred Sales Charge
                                      Number of participants
Total plan assets                  1-99                  100 or more
Less than $1 million                4%                       0%
$1 million or more                  0%                       0%


Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o  Qualified employee benefit plans* if the plan:

   -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
   -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $70,731,463 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                             2009            2010             2011
                          $1,029,763      $54,678,541      $15,023,159

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                        Annual rate at each asset level
First  $0.25                                         0.650%
Next    0.25                                         0.625
Next    0.50                                         0.600
Next    1.0                                          0.575
Next    1.0                                          0.550
Next    3.0                                          0.525
Over    6.0                                          0.500


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.650% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Large-Cap Growth Funds Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested, but without adjustment for expenses related to a particular class of shares. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period, with dividends or capital gain distributions on the securities which comprise the Index being treated as reinvested. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.

The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $100,833 for fiscal year 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $463,382 for fiscal year 2002 and $350,087 for fiscal period 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $15,279 for fiscal year 2002 and $54,886 for fiscal period 2001.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------


Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o specific AEFC investment performance objectives to improve competitive rankings and consistency,
o management fees that provide shareholders with benefits of economy of scale as assets of the Fund increase and assess penalties if performance fails to meet agreed-to standards and that are considered to be reasonable in light of the fees paid by similar funds in the industry,
o total expenses incurred by the Fund either at or only slightly above the median expenses of comparable funds,
o AEFC's objectives for an expanded fund group offering a wider range of investment options,
o the scope and quality of services received by shareholders from their personal financial advisors, and
o the reasonableness of the profitability AEFC derives from its mutual fund operations.


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                        Annual rate at each asset level
First  $0.25                                         0.060%
Next    0.25                                         0.055
Next    0.50                                         0.050
Next    1.00                                         0.045
Next    1.00                                         0.040
Next    3.00                                         0.035
Over    6.00                                         0.030


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.060% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $53,298 for fiscal year 2002 and $33,962 for fiscal period 2001.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $332,556 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $89,644. The amounts were $810,643 and $(37,715) for fiscal period 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $140,550 for Class A shares, $289,279 for Class B shares and $16,341 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $79 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $218 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                               Date of             Form of         State of            Fiscal
Fund                                         organization        organization    organization         year end      Diversified
AXP(R) Bond Fund, Inc.                     6/27/74, 6/31/86*       Corporation        NV/MN               8/31           Yes
AXP(R) California Tax-Exempt Trust                   4/7/86     Business Trust**         MA               6/30
   AXP(R) California Tax-Exempt Fund                                                                                      No
AXP(R) Discovery Fund, Inc.                4/29/81, 6/13/86*       Corporation        NV/MN               7/31           Yes
AXP(R) Equity Select Fund, Inc.**          3/18/57, 6/13/86*       Corporation        NV/MN              11/30           Yes
AXP(R) Extra Income Fund, Inc.                      8/17/83        Corporation           MN               5/31           Yes

AXP(R) Federal Income Fund, Inc.                    3/12/85        Corporation           MN               5/31
   AXP(R) Federal Income Fund                                                                                            Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                  Yes

AXP(R) Global Series, Inc.                         10/28/88        Corporation           MN              10/31
   AXP(R) Emerging Markets Fund                                                                                          Yes
   AXP(R) Global Balanced Fund                                                                                           Yes
   AXP(R) Global Bond Fund                                                                                                No
   AXP(R) Global Growth Fund                                                                                             Yes

   AXP(R) Global Technology Fund***                                                                                      Yes

AXP(R) Growth Series, Inc.                 5/21/70, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Growth Fund                                                                                                    Yes

   AXP(R) Large Cap Equity Fund                                                                                          Yes

   AXP(R) Research Opportunities Fund                                                                                    Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.   12/21/78, 6/13/86*       Corporation        NV/MN              11/30           Yes
AXP(R) International Fund, Inc.                     7/18/84        Corporation           MN              10/31
   AXP(R) European Equity Fund                                                                                            No
   AXP(R) International Fund                                                                                             Yes
AXP(R) Investment Series, Inc.             1/18/40, 6/13/86*       Corporation        NV/MN               9/30
   AXP(R) Diversified Equity Income Fund                                                                                 Yes

   AXP(R) Mid Cap Value Fund                                                                                             Yes

   AXP(R) Mutual                                                                                                         Yes
AXP(R) Managed Series, Inc.                         10/9/84        Corporation           MN               9/30
   AXP(R) Managed Allocation Fund                                                                                        Yes
AXP(R) Market Advantage Series, Inc.                8/25/89        Corporation           MN               1/31
   AXP(R) Blue Chip Advantage Fund                                                                                       Yes
   AXP(R) International Equity Index Fund                                                                                 No
   AXP(R) Mid Cap Index Fund                                                                                              No
   AXP(R) Nasdaq 100 Index Fund                                                                                           No
   AXP(R) S&P 500 Index Fund                                                                                              No
   AXP(R) Small Company Index Fund                                                                                       Yes
   AXP(R) Total Stock Market Index Fund                                                                                   No

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (Continued)

                                               Date of             Form of         State of            Fiscal
Fund                                         organization        organization    organization         year end      Diversified

AXP(R) Money Market Series, Inc.           8/22/75, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Cash Management Fund                                                                                           Yes

AXP(R) New Dimensions Fund, Inc.           2/20/68, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Growth Dimensions Fund                                                                                         Yes
   AXP(R) New Dimensions Fund                                                                                            Yes
AXP(R) Precious Metals Fund, Inc.                   10/5/84        Corporation           MN               3/31            No
AXP(R) Progressive Fund, Inc.              4/23/68, 6/13/86*       Corporation        NV/MN               9/30           Yes
AXP(R) Selective Fund, Inc.                2/10/45, 6/13/86*       Corporation        NV/MN               5/31           Yes
AXP(R) Stock Fund, Inc.                    2/10/45, 6/13/86*       Corporation        NV/MN               9/30           Yes

AXP(R) Partners International Series, Inc.           5/9/01        Corporation           MN              10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                  Yes
   AXP(R) Partners International Select Value Fund                                                                       Yes
AXP(R) Partners Series, Inc.                        3/20/01        Corporation           MN               5/31
   AXP(R) Partners Fundamental Value Fund                                                                                Yes
   AXP(R) Partners Select Value Fund                                                                                     Yes
   AXP(R) Partners Small Cap Core Fund                                                                                   Yes
   AXP(R) Partners Small Cap Value Fund                                                                                   No
   AXP(R) Partners Value Fund                                                                                            Yes

AXP(R) Special Tax-Exempt Series Trust               4/7/86     Business Trust**         MA               6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                        Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                   No
   AXP(R) Michigan Tax-Exempt Fund                                                                                        No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                       No
   AXP(R) New York Tax-Exempt Fund                                                                                        No
   AXP(R) Ohio Tax-Exempt Fund                                                                                            No
AXP(R) Strategy Series, Inc.                        1/24/84        Corporation           MN               3/31
   AXP(R) Equity Value Fund                                                                                              Yes

   AXP(R) Focused Growth Fund***                                                                                          No
   AXP(R) Partners Small Cap Growth Fund***                                                                              Yes

   AXP(R) Small Cap Advantage Fund                                                                                       Yes
   AXP(R) Strategy Aggressive Fund                                                                                       Yes
AXP(R) Tax-Exempt Series, Inc.             9/30/76, 6/13/86*       Corporation        NV/MN              11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                   Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                           Yes
AXP(R) Tax-Free Money Fund, Inc.           2/29/80, 6/13/86*       Corporation        NV/MN              12/31           Yes


AXP(R) Utilities Income Fund, Inc.***               3/25/88        Corporation           MN               6/30
   AXP(R) Utilities Fund                                                                                                 Yes

  *  Date merged into a Minnesota corporation incorporated on 4/7/86.
 ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
*** Effective February 7, 2002, AXP(R) , Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------


Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
H. Brewster Atwater, Jr.       Board member since    Retired chair and                                     Board Effectiveness,
4900 IDS Tower                 1996                  chief executive                                       Executive,
Minneapolis, MN 55402                                officer, General                                      Investment Review
Born in 1931                                         Mills, Inc. (consumer
                                                     foods)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Arne H. Carlson                Chair of the Board    Chair, Board Services                                 Joint Audit,
901 S. Marquette Ave.          since 1999            Corporation (provides                                 Contracts,
Minneapolis, MN 55402                                administrative                                        Executive,
Born in 1934                                         services to boards),                                  Investment Review,
                                                     former Governor of                                    Board Effectiveness
                                                     Minnesota
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Lynne V. Cheney                Board member since    Distinguished Fellow,    The Reader's Digest          Joint Audit,
American Enterprise            1994                  AEI                      Association Inc.             Contracts
Institute for Public Policy
Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Livio D. DeSimone              Board member since    Retired chair of the     Cargill, Incorporated        Joint Audit,
30 Seventh Street East         2001                  board and chief          (commodity  merchants and    Contracts
Suite 3050                                           executive officer,       processors), Target
St. Paul, MN 55101-4901                              Minnesota Mining and     Corporation (department
Born in 1936                                         Manufacturing (3M)       stores), General Mills,
                                                                              Inc. (consumer foods),
                                                                              Vulcan Materials Company
                                                                              (construction  materials/
                                                                              chemicals) and Milliken &
                                                                              Company (textiles and
                                                                              chemicals)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Ira D. Hall                    Board member since    Private investor;                                     Contracts,
Texaco, Inc.                   2001                  formerly with Texaco                                  Investment Review
2000 Westchester Avenue                              Inc., treasurer,
White Plains, NY 10650                               1999-2001 and general
Born in 1944                                         manager, alliance
                                                     management operations,
                                                     1998-1999. Prior to
                                                     that, director,
                                                     International
                                                     Operations IBM Corp.
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Heinz F. Hutter                Board member since    Retired president and                                 Board Effectiveness,
P.O. Box 2187                  1994                  chief operating                                       Executive,
Minneapolis, MN 55402                                officer, Cargill,                                     Investment Review
Born in 1929                                         Incorporated
                                                     (commodity merchants
                                                     and processors)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Anne P. Jones                  Board member since    Attorney and consultant  Motorola, Inc.               Joint Audit, Board
5716 Bent Branch Rd.           1985                                           (electronics)                Effectiveness,
Bethesda, MD 20816                                                                                         Executive
Born in 1935
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Stephen R. Lewis, Jr.          Board member since    President and                                         Contracts,
Carleton College               2002                  professor of                                          Investment Review
One North College Street                             economics, Carleton
Northfield, MN 55057                                 College
Born in 1939
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
William R. Pearce              Board member since    RII Weyerhaeuser World                                Executive,
2050 One Financial Plaza       1980                  Timberfund, L.P.                                      Investment Review,
Minneapolis, MN 55402                                (develops timber                                      Board Effectiveness
Born in 1927                                         resources)--
                                                     management committee;
                                                     former chair, American
                                                     Express Funds
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Independent Board Members (continued)


Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Alan K. Simpson                Board member since    Former three-term        Biogen, Inc.                 Joint Audit,
1201 Sunshine Ave.             1997                  United States Senator    (bio-pharmaceuticals)        Contracts
Cody, WY 82414                                       for Wyoming
Born in 1931
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
C. Angus Wurtele               Board member since    Retired chair of the     Bemis Corporation            Contracts,
4900 IDS Tower                 1994                  board and chief          (packaging)                  Executive,
Minneapolis, MN 55402                                executive officer, The                                Investment Review
Born in 1934                                         Valspar Corporation
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
David R. Hubers                Board member since    Retired chief            Chronimed Inc. (specialty
50643 AXP Financial Center     1993                  executive officer and    pharmaceutical
Minneapolis, MN 55474                                director of AEFC         distribution), RTW Inc.
Born in 1943                                                                  (manages worker's
                                                                              compensation programs),
                                                                              Lawson Software, Inc.
                                                                              (technology based business
                                                                              applications)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
John R. Thomas                 Board member since    Senior vice president
50652 AXP Financial Center     1987, president       - information and
Minneapolis, MN 55474          since 1997            technology of AEFC
Born in 1937
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
William F. Truscott            Board member since    Senior vice president
53600 AXP Financial Center     2001, vice            - chief investment
Minneapolis, MN 55474          president since 2002  officer of AEFC;
Born in 1960                                         former chief
                                                     investment officer and
                                                     managing director,
                                                     Zurich Scudder
                                                     Investments
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
John M. Knight                 Treasurer since 1999  Vice president -
50005 AXP Financial Center                           investment accounting
Minneapolis, MN 55474                                of AEFC
Born in 1952
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Leslie L. Ogg                  Vice president,       President of Board
901 S. Marquette Ave.          general counsel,      Services Corporation
Minneapolis, MN 55402          and secretary since
Born in 1938                   1978
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Stephen W. Roszell             Vice president        Senior vice president
50239 AXP Financial Center     since 2002            - institutional group
Minneapolis, MN 55474                                of AEFC
Born in 1949
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------


Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work
Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, issues, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.

Directors' holdings
The following table shows the Fund Directors' ownership of American Express
Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001
Based on net asset values as of Dec. 31, 2001
                                                                                       Aggregate dollar range of
                                                                                       equity securities of all
                                                     Dollar range of                    American Express Funds
                                                    equity securities              [Registered Investment Companies]
                                               in AXP Focused Growth Fund                overseen by Director
                                                          Range                                  Range
H. Brewster Atwater, Jr.                                   none                              over $100,000
Arne H. Carlson                                            none                            $50,001-$100,000
Lynne V. Cheney                                            none                              over $100,000
Livio D. DeSimone                                          none                              over $100,000
Ira D. Hall                                                none                              over $100,000
David R. Hubers                                            none                              over $100,000
Heinz F. Hutter                                            none                              over $100,000
Anne P. Jones                                              none                              over $100,000
William R. Pearce                                          none                              over $100,000
Alan K. Simpson                                            none                              over $100,000
John R Thomas                                         $10,001-$50,000                        over $100,000
C. Angus Wurtele                                           none                              over $100,000

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------


Compensation for Board Members

During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:

Compensation Table
                                                          Total cash compensation from
                                     Aggregate             American Express Funds and
Board member*               compensation from the Fund    Preferred Master Trust Group
H. Brewster Atwater, Jr.             $1,265                        $143,500
Lynne V. Cheney                         950                         118,700
Livio D. DeSimone                       800                         107,400
Ira D. Hall                           1,100                         131,000
Heinz F. Hutter                       1,265                         144,200
Anne P. Jones                         1,265                         143,550
Stephen R. Lewis, Jr.                   125                          21,600
William R. Pearce                     1,250                         142,850
Alan K. Simpson                         900                         114,850
C. Angus Wurtele                      1,115                         132,250

* Arne H. Carlson, Chair of the Board, is compensated Board Services
  Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues are regarded as having only speculative capacity for timely payment.
C This rating is assigned to short-term debt obligations with doubtful capacity for payment.
D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

AXP(R) Strategy Series, Inc.
    AXP(R) Focused Growth Fund
--------------------------------------------------------------------------------

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
      (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                                                              S-6003-20 D (5/02)

                           AXP(R) STRATEGY SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR


                 AXP(R) PARTNERS SMALL CAP GROWTH FUND (the Fund)

                                  May 30, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

TABLE OF CONTENTS

Mutual Fund Checklist                                           p.  3
Fundamental Investment Policies                                 p.  4
Investment Strategies and Types of Investments                  p.  5
Information Regarding Risks and Investment Strategies           p.  6
Security Transactions                                           p. 21
Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                       p. 22
Performance Information                                         p. 23
Valuing Fund Shares                                             p. 24
Investing in the Fund                                           p. 25
Selling Shares                                                  p. 27
Pay-out Plans                                                   p. 27

Capital Loss Carryover                                          p. 28

Taxes                                                           p. 28
Agreements                                                      p. 29
Organizational Information                                      p. 32
Board Members and Officers                                      p. 35

Compensation for Board Members                                  p. 38

Independent Auditors                                            p. 38
Appendix: Description of Ratings                                p. 39

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Mutual Fund Checklist

X Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

X Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

X    A higher rate of return typically involves a higher risk of loss.

X    Past performance is not a reliable indicator of future performance.

X    ALL mutual funds have costs that lower investment return.

X You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

X Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular           Market price       Shares
investment         of a share       acquired
  $100              $ .6.00           16.7
   100                 4.00           25.0
   100                 4.00           25.0
   100                 6.00           16.7
   100                 5.00           20.0
   ---                 ----           ----
  $500               $25.00          103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.


o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Issue senior securities, except as permitted under the 1940 Act. o Lend Fund securities in excess of 30% of its net assets.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:        Allowable for the Fund?
Agency and Government Securities                             yes
Borrowing                                                    yes
Cash/Money Market Instruments                                yes
Collateralized Bond Obligations                               no
Commercial Paper                                             yes
Common Stock                                                 yes
Convertible Securities                                       yes
Corporate Bonds                                              yes
Debt Obligations                                             yes
Depositary Receipts                                          yes
Derivative Instruments                                       yes
Foreign Currency Transactions                                yes
Foreign Securities                                           yes
High-Yield (High-Risk) Securities (Junk Bonds)                no
Illiquid and Restricted Securities                           yes
Indexed Securities                                           yes
Inverse Floaters                                              no
Investment Companies                                         yes
Lending of Portfolio Securities                              yes
Loan Participations                                          yes
Mortgage- and Asset-Backed Securities                         no
Mortgage Dollar Rolls                                         no
Municipal Obligations                                        yes
Preferred Stock                                              yes
Real Estate Investment Trusts                                yes
Repurchase Agreements                                        yes
Reverse Repurchase Agreements                                yes
Short Sales                                                   no
Sovereign Debt                                                no
Structured Products                                          yes
Variable- or Floating-Rate Securities                        yes
Warrants                                                     yes
When-Issued Securities                                       yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities         yes

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

The following are guidelines that may be changed by the board at any time:


o Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.


o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.) Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $746,687 for fiscal year ended March 31, 2002 and $45,059 for fiscal period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2002, transactions amounting to $49,241,992, on which $126,753 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                        Value of securities
Name of issuer                       owned at end of fiscal year

Investment Technology Group                   $725,175
Raymond James Financial                        595,602

The portfolio turnover rate was 153% in the most recent fiscal year, and 35% in the fiscal period before. The variation in turnover rates can be attributed to the fact that the fiscal year ended March 31, 2002 was the Fund's first full fiscal year.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                     -------
                                        P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

             Net assets                 Shares outstanding         Net asset value of one share

Class A     $151,595,643   divided by       34,257,452      equals          $4.43
Class B       71,373,085                    16,267,197                       4.39
Class C        4,894,303                     1,115,567                       4.39
Class Y           66,556                        15,037                       4.43


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $4.43, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $4.70. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge Sales charges are determined as follows:
                                 Sales charge as a percentage of:
Total market value       Public offering price     Net amount invested
Up to $49,999                       5.75%                     6.10%
$50,000-$99,999                     4.75                      4.99
$100,000-$249,999                   3.75                      3.90
$250,000-$499,999                   2.50                      2.56
$500,000-$999,999                   2.00*                     2.04*
$1,000,000 or more                  0.00                      0.00

* The sales charge will be waived until Dec. 31, 2002.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                            Number of participants
Total plan assets        1-99               100 or more
Less than $1 million      4%                     0%
$1 million or more        0%                     0%

Class A -- Reducing the Sales Charge
The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American
Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has
          --   at least $10 million in plan assets or
          --   500 or more participants; or
     --   does not use daily transfer recordkeeping and has
          --   at least $3 million invested in American Express mutual funds or
          --   500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $11,619,116 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                     2009                2010                 2011
                    $970,467           $5,359,974          $5,288,675

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.


Assets (billions)          Annual rate at each asset level
First $0.25                                0.920%
Next   0.25                                0.895
Next   0.25                                0.870
Next   0.25                                0.845
Next   1.00                                0.820
Over   2.00                                0.795

On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.920% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. The management fee is paid monthly.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Small Cap Growth Funds Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.


The first adjustment will be made on Aug. 1, 2001, and will cover the six-month period beginning Jan. 31, 2001. The comparison period will increase by one month each month until it reaches 12 months. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

The management fee is paid monthly. Under the agreement, the total amount paid was $1,074,990 for fiscal year 2002 and $43,474 for fiscal period 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board.

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o specific AEFC investment performance objectives to improve competitive rankings and consistency,

o management fees that provide shareholders with benefits of economy of scale as assets of the Fund increase and assess penalties if performance fails to meet agreed-to standards and that are considered to be reasonable in light of the fees paid by similar funds in the industry,

o total expenses incurred by the Fund either at or only slightly above the median expenses of comparable funds,

o AEFC's objectives for an expanded fund group offering a wider range of investment options,

o the scope and quality of services received by shareholders from their personal financial advisors, and

o the reasonableness of the profitability AEFC derives from its mutual fund operations.

Subadvisory Agreements
The assets of the Fund are managed by three subadvisers (Subadvisers) that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates. AEFC enters into an advisory agreement with each Subadviser known as an "Investment Subadvisory Agreement."

The Subadvisers to the Fund are set forth below. The information has been supplied by the respective Subadviser.

Subadvisers
INVESCO Funds Group, Inc. (INVESCO), located at 7800 East Union Avenue, Denver, Colorado, sub-advises the Fund's assets. INVESCO, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Neuberger Berman Management Inc., (Neuberger Berman) located at 605 Third Avenue Second Floor, New York, New York, subadvises the Fund's assets. Neuberger Berman, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

RS Investment Management, L.P. (RSIM), located at 388 Market Street, Suite 200, San Francisco, California, subadvises the Fund's assets. RSIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)      Annual rate at each asset level
First $0.25                         0.080%
Next   0.25                         0.075
Next   0.25                         0.070
Next   0.25                         0.065
Next   1.00                         0.060
Over   2.00                         0.055


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.080% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $92,972 for fiscal year 2002 and $3,781 for fiscal period 2001.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,207,220 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(24,745). The amounts were $179,671 and $186 for fiscal period 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund


for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $199,676 for Class A shares, $331,663 for Class B shares and $21,243 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $79 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $218 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS
                                             Date of                  Form of           State of       Fiscal
Fund                                       organization             organization      organization    year end     Diversified
AXP(R) Bond Fund, Inc.                      6/27/74, 6/31/86*        Corporation           NV/MN         8/31          Yes
AXP(R) California Tax-Exempt Trust                    4/7/86      Business Trust**            MA         6/30
   AXP(R) California Tax-Exempt Fund                                                                                   No
AXP(R) Discovery Fund, Inc.                 4/29/81, 6/13/86*        Corporation           NV/MN         7/31          Yes
AXP(R) Equity Select Fund, Inc.**           3/18/57, 6/13/86*        Corporation           NV/MN        11/30          Yes
AXP(R) Extra Income Fund, Inc.                       8/17/83         Corporation              MN         5/31          Yes
AXP(R) Federal Income Fund, Inc.                     3/12/85         Corporation              MN         5/31          Yes

   AXP(R) U.S. Government Mortgage Fund                                                                                Yes

AXP(R) Global Series, Inc.                          10/28/88         Corporation              MN         10/31
   AXP(R) Emerging Markets Fund                                                                                        Yes
   AXP(R) Global Balanced Fund                                                                                         Yes
   AXP(R) Global Bond Fund                                                                                             No
   AXP(R) Global Growth Fund                                                                                           Yes

   AXP(R) Global Technology Fund***                                                                                    Yes

AXP(R) Growth Series, Inc.                  5/21/70, 6/13/86*        Corporation           NV/MN         7/31
   AXP(R) Growth Fund                                                                                                  Yes
   AXP(R) Research Opportunities Fund                                                                                  Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.     12/21/78, 6/13/86*       Corporation           NV/MN        11/30          Yes
AXP(R) International Fund, Inc.                      7/18/84         Corporation              MN        10/31
   AXP(R) European Equity Fund                                                                                         No
   AXP(R) International Fund                                                                                           Yes
AXP(R) Investment Series, Inc.              1/18/40, 6/13/86*        Corporation           NV/MN         9/30
   AXP(R) Diversified Equity Income Fund                                                                               Yes

   AXP(R) Mid Cap Value Fund                                                                                           Yes

   AXP(R) Mutual                                                                                                       Yes
AXP(R) Managed Series, Inc.                          10/9/84         Corporation              MN         9/30
   AXP(R) Managed Allocation Fund                                                                                      Yes
AXP(R) Market Advantage Series, Inc.                 8/25/89         Corporation              MN         1/31
   AXP(R) Blue Chip Advantage Fund                                                                                     Yes
   AXP(R) International Equity Index Fund                                                                              No
   AXP(R) Mid Cap Index Fund                                                                                           No
   AXP(R) Nasdaq 100 Index Fund                                                                                        No
   AXP(R) S&P 500 Index Fund                                                                                           No
   AXP(R) Small Company Index Fund                                                                                     Yes
   AXP(R) Total Stock Market Index Fund                                                                                No
AXP(R) Money Market Series, Inc.            8/22/75, 6/13/86*        Corporation           NV/MN         7/31
   AXP(R) Cash Management Fund                                                                                         Yes
AXP(R) New Dimensions Fund, Inc.            2/20/68, 6/13/86*        Corporation           NV/MN         7/31
   AXP(R) Growth Dimensions Fund                                                                                       Yes
   AXP(R) New Dimensions Fund                                                                                          Yes
AXP(R) Precious Metals Fund, Inc.                    10/5/84         Corporation              MN         3/31          No
AXP(R) Progressive Fund, Inc.               4/23/68, 6/13/86*        Corporation           NV/MN         9/30          Yes
AXP(R) Selective Fund, Inc.                 2/10/45, 6/13/86*        Corporation           NV/MN         5/31          Yes
AXP(R) Stock Fund, Inc.                     2/10/45, 6/13/86*        Corporation           NV/MN         9/30          Yes


AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)
                                           Date of                    Form of           State of       Fiscal
Fund                                     organization               organization      organization    year end     Diversified

AXP(R) Partners International Series, Inc.            5/9/01         Corporation              MN        10/31

   AXP(R) Partners International
          Aggressive Growth Fund                                                                                      Yes
   AXP(R) Partners International
          Select Value Fund                                                                                           Yes
AXP(R) Partners Series, Inc.                         3/20/01         Corporation              MN         5/31
   AXP(R) Partners Fundamental Value Fund                                                                             Yes

   AXP(R) Partners Select Value Fund                                                                                  Yes
   AXP(R) Partners Small Cap Core Fund                                                                                Yes

   AXP(R) Partners Small Cap Value Fund                                                                               No
   AXP(R) Partners Value Fund                                                                                         Yes
AXP(R) Special Tax-Exempt Series Trust               4/7/86       Business Trust**            MA         6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                     Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                               No
   AXP(R) Michigan Tax-Exempt Fund                                                                                    No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                   No
   AXP(R) New York Tax-Exempt Fund                                                                                    No
   AXP(R) Ohio Tax-Exempt Fund                                                                                        No
AXP(R) Strategy Series, Inc.                         1/24/84         Corporation              MN         3/31
   AXP(R) Equity Value Fund                                                                                           Yes

   AXP(R) Focused Growth Fund***                                                                                      No
   AXP(R) Partners
          Small Cap Growth Fund***                                                                                    Yes

   AXP(R) Small Cap Advantage Fund                                                                                    Yes
   AXP(R) Strategy Aggressive Fund                                                                                    Yes
AXP(R) Tax-Exempt Series, Inc.              9/30/76, 6/13/86*        Corporation           NV/MN        11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                        Yes
AXP(R) Tax-Free Money Fund, Inc.            2/29/80, 6/13/86*        Corporation           NV/MN        12/31         Yes
AXP(R) Utilities Income Fund, Inc.***                3/25/88         Corporation              MN         6/30

   AXP(R) Utilities Fund                                                                                              Yes


  *  Date merged into a Minnesota corporation incorporated on 4/7/86.
 ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
*** Effective February 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Name,                       Position held with        Principal occupations     Other directorships       Committee memberships
address,                    Registrant and length     during past 5 years
age                         of service
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
H. Brewster Atwater, Jr.    Board member since 1996   Retired chair and chief                             Board Effectiveness,
4900 IDS Tower                                        executive officer,                                  Executive, Investment
Minneapolis, MN 55402                                 General Mills, Inc.                                 Review
Born in 1931                                          (consumer foods)
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Arne H. Carlson             Chair of the Board        Chair, Board Services                               Joint Audit,
901 S. Marquette Ave.       since 1999                Corporation (provides                               Contracts, Executive,
Minneapolis, MN 55402                                 administrative services                             Investment Review,
Born in 1934                                          to boards), former                                  Board Effectiveness
                                                      Governor of Minnesota
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Lynne V. Cheney             Board member since 1994   Distinguished Fellow,     The Reader's Digest       Joint Audit, Contracts
American Enterprise                                   AEI                       Association Inc.
Institute for Public
Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Livio D. DeSimone           Board member since 2001   Retired chair of the      Cargill, Incorporated     Joint Audit, Contracts
30 Seventh Street East                                board and chief           (commodity  merchants
Suite 3050                                            executive officer,        and processors), Target
St. Paul, MN 55101-4901                               Minnesota Mining and      Corporation (department
Born in 1936                                          Manufacturing (3M)        stores), General Mills,
                                                                                Inc. (consumer foods),
                                                                                Vulcan Materials
                                                                                Company (construction
                                                                                materials/ chemicals)
                                                                                and Milliken & Company
                                                                                (textiles and chemicals)
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Ira D. Hall                 Board member since 2001   Private investor;                                   Contracts, Investment
Texaco, Inc.                                          formerly with Texaco                                Review
2000 Westchester Avenue                               Inc., treasurer,
White Plains, NY 10650                                1999-2001 and general
Born in 1944                                          manager, alliance
                                                      management operations,
                                                      1998-1999. Prior to
                                                      that, director,
                                                      International Operations
                                                      IBM Corp.
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Heinz F. Hutter             Board member since 1994   Retired president and                               Board Effectiveness,
P.O. Box 2187                                         chief operating                                     Executive, Investment
Minneapolis, MN 55402                                 officer, Cargill,                                   Review
Born in 1929                                          Incorporated (commodity
                                                      merchants and
                                                      processors)
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Anne P. Jones               Board member since 1985   Attorney and consultant   Motorola, Inc.            Joint Audit, Board
5716 Bent Branch Rd.                                                            (electronics)             Effectiveness,
Bethesda, MD 20816                                                                                        Executive
Born in 1935
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Stephen R. Lewis, Jr.       Board member since 2002   President and professor                             Contracts, Investment
Carleton College                                      of economics, Carleton                              Review
One North College Street                              College
Northfield, MN 55057
Born in 1939
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
William R. Pearce           Board member since 1980   RII Weyerhaeuser World                              Executive, Investment
2050 One Financial Plaza                              Timberfund, L.P.                                    Review, Board
Minneapolis, MN 55402                                 (develops timber                                    Effectiveness
Born in 1927                                          resources)-- management
                                                      committee; former
                                                      chair, American Express
                                                      Funds
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------


                                       35


AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Independent Board Members (continued)
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Name,                       Position held with        Principal occupations     Other directorships       Committee memberships
address,                    Registrant and length     during past 5 years
age                         of service
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Alan K. Simpson             Board member since 1997   Former three-term         Biogen, Inc.              Joint Audit, Contracts
1201 Sunshine Ave.                                    United States Senator     (bio-pharmaceuticals)
Cody, WY 82414                                        for Wyoming
Born in 1931
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------

C. Angus Wurtele            Board member since 1994   Retired chair of the      Bemis Corporation         Contracts, Executive,
4900 IDS Tower                                        board and chief           (packaging)               Investment Review
Minneapolis, MN 55402                                 executive officer, The
Born in 1934                                          Valspar Corporation

--------------------------- ------------------------- ------------------------- ------------------------- ------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Name,                       Position held with        Principal occupations     Other directorships       Committee memberships
address,                    Registrant and length     during past 5 years
age                         of service
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------

David R. Hubers             Board member since 1993   Retired chief executive   Chronimed Inc.
50643 AXP Financial Center                            officer and director of   (specialty
Minneapolis, MN 55474                                 AEFC                      pharmaceutical
Born in 1943                                                                    distribution), RTW Inc.
                                                                                (manages worker's
                                                                                compensation programs),
                                                                                Lawson Software, Inc.
                                                                                (technology based
                                                                                business applications)
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
John R. Thomas              Board member since        Senior vice president -
50652 AXP Financial Center  1987, president since     information and
Minneapolis, MN 55474       1997                      technology of AEFC
Born in 1937
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
William F. Truscott         Board member since        Senior vice president -
53600 AXP Financial Center  2001, vice president      chief investment
Minneapolis, MN 55474       since 2002                officer of AEFC; former
Born in 1960                                          chief investment
                                                      officer and managing
                                                      director, Zurich
                                                      Scudder Investments
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:


Other Officers

--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Name, address, age          Position held with        Principal occupations     Other directorships       Committee memberships
                            Registrant and length     during past 5 years
                            of service
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
John M. Knight              Treasurer since 1999      Vice president -
50005 AXP Financial Center                            investment accounting
Minneapolis, MN 55474                                 of AEFC
Born in 1952
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------
Leslie L. Ogg               Vice president, general   President of Board
901 S. Marquette Ave.       counsel, and secretary    Services Corporation
Minneapolis, MN 55402       since 1978
Born in 1938
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------

Stephen W. Roszell          Vice president since      Senior vice president -
50239 AXP Financial Center  2002                      institutional group of
Minneapolis, MN55474                                  AEFC
Born in 1949
--------------------------- ------------------------- ------------------------- ------------------------- ------------------------

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund


Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.


Several committees facilitate its work
Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, issues, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.


Directors' holdings
The  following  table shows the Fund  Directors'  ownership of American  Express
Funds.


Dollar range of equity securities beneficially owned on Dec. 31, 2001
Based on net asset values as of Dec. 31, 2001
                                                                                       Aggregate dollar range of
                                                                                       equity securities of all
                                                     Dollar range of                    American Express Funds
                                                    equity securities              [Registered Investment Companies]
                                          In AXP Partners Small Cap Growth Fund          overseen by Director
                                                          Range                                  Range
H. Brewster Atwater, Jr.                                  none                               over $100,000
Arne H. Carlson                                           none                             $50,001-$100,000
Lynne V. Cheney                                           none                               over $100,000
Livio D. DeSimone                                         none                               over $100,000
Ira D. Hall                                               none                               over $100,000
David R. Hubers                                           none                               over $100,000
Heinz F. Hutter                                           none                               over $100,000
Anne P. Jones                                             none                               over $100,000
William R. Pearce                                         none                               over $100,000
Alan K. Simpson                                           none                               over $100,000
John R Thomas                                         over $100,000                          over $100,000
C. Angus Wurtele                                          none                               over $100,000



AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:


Compensation Table

                                                        Total cash compensation from
                                    Aggregate            American Express Funds and
Board member*              compensation from the Fund   Preferred Master Trust Group
H. Brewster Atwater, Jr.             $1,265                       $143,500
Lynne V. Cheney                         950                        118,700
Livio D. DeSimone                       800                        107,400
Ira D. Hall                           1,100                        131,000
Heinz F. Hutter                       1,265                        144,200
Anne P. Jones                         1,265                        143,550
Stephen R. Lewis, Jr.                   125                         21,600
William R. Pearce                     1,300                        142,850
Alan K. Simpson                         900                        114,850
C. Angus Wurtele                      1,115                        132,250


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

AXP(R) Strategy Series, Inc.
   AXP(R) Partners Small Cap Growth Fund

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory   capacity  to  pay   principal   and   interest,   with  some
     vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

S-6301-20 D (5/02)

                          AXP(R) STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                   AXP(R) SMALL CAP ADVANTAGE FUND (the Fund)


                                  May 30, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Table of Contents

Mutual Fund Checklist                                         p.  3


Fundamental Investment Policies                               p.  4

Investment Strategies and Types of Investments                p.  5

Information Regarding Risks and Investment Strategies         p.  6

Security Transactions                                         p. 21

Brokerage Commissions Paid to Brokers Affiliated with
  American Express Financial Corporation                      p. 22

Performance Information                                       p. 23

Valuing Fund Shares                                           p. 24

Investing in the Fund                                         p. 25

Selling Shares                                                p. 27

Pay-out Plans                                                 p. 27

Capital Loss Carryover                                        p. 28

Taxes                                                         p. 28

Agreements                                                    p. 29

Organizational Information                                    p. 32

Board Members and Officers                                    p. 35

Compensation for Board Members                                p. 38

Independent Auditors                                          p. 38

Appendix: Description of Ratings                              p. 39

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]    A higher rate of return typically involves a higher risk of loss.

[X]    Past performance is not a reliable indicator of future performance.

[X]    ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular                       Market price                 Shares
investment                     of a share                 acquired

  $100                          $ 6.00                      16.7
   100                            4.00                      25.0
   100                            4.00                      25.0
   100                            6.00                      16.7
   100                            5.00                      20.0
  $500                          $25.00                     103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o   Purchase more than 10% of the outstanding voting securities of an issuer.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o   Issue senior securities, except as permitted under the 1940 Act.
o   Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:        Allowable for the Fund?
Agency and Government Securities                              yes
Borrowing                                                     yes
Cash/Money Market Instruments                                 yes
Collateralized Bond Obligations                                no
Commercial Paper                                              yes
Common Stock                                                  yes
Convertible Securities                                        yes
Corporate Bonds                                               yes
Debt Obligations                                              yes
Depositary Receipts                                           yes
Derivative Instruments                                        yes
Foreign Currency Transactions                                 yes
Foreign Securities                                            yes
High-Yield (High-Risk) Securities (Junk Bonds)                 no
Illiquid and Restricted Securities                            yes
Indexed Securities                                            yes
Inverse Floaters                                               no
Investment Companies                                          yes
Lending of Portfolio Securities                               yes

Loan Participations                                           yes

Mortgage- and Asset-Backed Securities                          no
Mortgage Dollar Rolls                                          no
Municipal Obligations                                         yes
Preferred Stock                                               yes
Real Estate Investment Trusts                                 yes
Repurchase Agreements                                         yes
Reverse Repurchase Agreements                                 yes
Short Sales                                                    no
Sovereign Debt                                                 no
Structured Products                                           yes
Variable- or Floating-Rate Securities                         yes
Warrants                                                      yes
When-Issued Securities                                        yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities          yes

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


The following are guidelines that may be changed by the board at any time:


o Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of small companies. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.
o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

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Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from

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overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

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Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

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See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

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Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be

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magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult

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and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

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As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in

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certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

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An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

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   AXP(R) Small Cap Advantage Fund
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Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

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   AXP(R) Small Cap Advantage Fund
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Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

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   AXP(R) Small Cap Advantage Fund
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Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

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   AXP(R) Small Cap Advantage Fund
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Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
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Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
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On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $2,203,627 for fiscal year ended March 31, 2002, $1,359,970 for fiscal year 2001, and $494,768 for the fiscal period from May 4, 1999 (commencement of operations) to March 31, 2000. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                    Value of securities
Name of issuer                                  owned at end of fiscal year
Jefferies Group                                        $2,790,780
Raymond James Financial                                 2,823,975

The portfolio turnover rate was 136% in the most recent fiscal year, and 144% in the year before.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal period                                 2002                               2001              2000
                                                                              Percent of
                                                                           aggregate dollar
                                                                               amount of
                                        Aggregate dollar    Percent of       transactions   Aggregate dollar  Aggregate dollar
                                            amount of        aggregate         involving        amount of         amount of
                          Nature of        commissions       brokerage        payment of       commissions       commissions
Broker                   affiliation     paid to broker     commissions       commissions    paid to broker    paid to broker
American Enterprise      Wholly-owned        $3,567            0.16%             0.25%           $13,929             $96
Investment               subsidiary of
Services Inc.            AEFC

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
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Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:         P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                     -------
                                        P

where:         P = a hypothetical initial payment of $1,000
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

                Net assets              Shares outstanding            Net asset value of one share

Class A        $414,254,401   divided by    76,231,473      equals              $5.43
Class B         220,780,591                 41,553,533                           5.31
Class C           5,015,231                    943,710                           5.31
Class Y             159,917                     29,281                           5.46


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
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Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $5.43, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $5.76. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:


                                  Sales charge as a percentage of:
Total market value         Public offering price       Net amount invested

Up to $49,999                     5.75%                      6.10%
$50,000-$99,999                   4.75                       4.99
$100,000-$249,999                 3.75                       3.90
$250,000-$499,999                 2.50                       2.56
$500,000-$999,999                 2.00*                      2.04*
$1,000,000 or more                0.00                       0.00


* The sales charge will be waived until Dec. 31, 2002.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                       Number of participants
Total plan assets                  1-99                    100 or more

Less than $1 million                4%                          0%
$1 million or more                  0%                          0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
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Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o   Qualified employee benefit plans* if the plan:
    -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
    -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
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Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $52,058,756 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                                  2009             2010              2011
                               $23,801,286      $27,092,942       $1,164,528

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or

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losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                          Annual rate at each asset level
First $0.25                                          0.740%
Next   0.25                                          0.715
Next   0.25                                          0.690
Next   0.25                                          0.665
Next   1.00                                          0.640
Over   2.00                                          0.615


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.719% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. The management fee is paid monthly.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Small-Cap Core Funds Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.

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The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $537,105 for fiscal year 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $3,737,351 for fiscal year 2002, $3,592,066 for fiscal year 2001, and $1,128,077 for fiscal period 2000.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $425,854 for fiscal year 2002, $251,929 for fiscal year 2001, and $79,039 for fiscal period 2000.

Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o specific AEFC investment performance objectives to improve competitive rankings and consistency,
o management fees that provide shareholders with benefits of economy of scale as assets of the Fund increase and assess penalties if performance fails to meet agreed-to standards and that are considered to be reasonable in light of the fees paid by similar funds in the industry,
o total expenses incurred by the Fund either at or only slightly above the median expenses of comparable funds,
o AEFC's objectives for an expanded fund group offering a wider range of investment options,
o the scope and quality of services received by shareholders from their personal financial advisors, and
o the reasonableness of the profitability AEFC derives from its mutual fund operations.


Sub-Investment Adviser:

Kenwood Capital Management LLC (Sub-Adviser), an indirect subsidiary of AEFC located at Metropolitan Center, Suite 2330, 333 South 7th Street, Minneapolis, MN 55402, sub-advises the Fund's assets. Sub-Adviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Advisory Agreement with AEFC.


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                          Annual rate at each asset level
First $0.25                                          0.060%
Next   0.25                                          0.055
Next   0.25                                          0.050
Next   0.25                                          0.045
Next   1.00                                          0.040
Over   2.00                                          0.035


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.056% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $341,955 for fiscal year 2002, $306,204 for fiscal year 2001, and $92,894 for fiscal period 2000.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and

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dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,538,948 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $371,951. The amounts were $2,206,604 and $471,757 for fiscal year 2001, and $2,358,447 and $(40,908) for fiscal period 2000.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $962,860 for Class A shares, $2,035,989 for Class B shares and $35,742 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

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Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $79 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $218 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.

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FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                               Date of             Form of         State of            Fiscal
Fund                                         organization        organization    organization         year end      Diversified
AXP(R) Bond Fund, Inc.                     6/27/74, 6/31/86*       Corporation        NV/MN               8/31           Yes
AXP(R) California Tax-Exempt Trust                   4/7/86     Business Trust**         MA               6/30
   AXP(R) California Tax-Exempt Fund                                                                                      No
AXP(R) Discovery Fund, Inc.                4/29/81, 6/13/86*       Corporation        NV/MN               7/31           Yes
AXP(R) Equity Select Fund, Inc.**          3/18/57, 6/13/86*       Corporation        NV/MN              11/30           Yes
AXP(R) Extra Income Fund, Inc.                      8/17/83        Corporation           MN               5/31           Yes
AXP(R) Federal Income Fund, Inc.                    3/12/85        Corporation           MN               5/31
   AXP(R) Federal Income Fund                                                                                            Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                  Yes
AXP(R) Global Series, Inc.                         10/28/88        Corporation           MN              10/31
   AXP(R) Emerging Markets Fund                                                                                          Yes
   AXP(R) Global Balanced Fund                                                                                           Yes
   AXP(R) Global Bond Fund                                                                                                No
   AXP(R) Global Growth Fund                                                                                             Yes
   AXP(R) Global Technology Fund***                                                                                      Yes
AXP(R) Growth Series, Inc.                 5/21/70, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Growth Fund                                                                                                    Yes
   AXP(R) Large Cap Equity Fund                                                                                          Yes
   AXP(R) Research Opportunities Fund                                                                                    Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.   12/21/78, 6/13/86*       Corporation        NV/MN              11/30           Yes
AXP(R) International Fund, Inc.                     7/18/84        Corporation           MN              10/31
   AXP(R) European Equity Fund                                                                                            No
   AXP(R) International Fund                                                                                             Yes
AXP(R) Investment Series, Inc.             1/18/40, 6/13/86*       Corporation        NV/MN               9/30
   AXP(R) Diversified Equity Income Fund                                                                                 Yes
   AXP(R) Mid Cap Value Fund                                                                                             Yes
   AXP(R) Mutual                                                                                                         Yes
AXP(R) Managed Series, Inc.                         10/9/84        Corporation           MN               9/30
   AXP(R) Managed Allocation Fund                                                                                        Yes
AXP(R) Market Advantage Series, Inc.                8/25/89        Corporation           MN               1/31
   AXP(R) Blue Chip Advantage Fund                                                                                       Yes
   AXP(R) International Equity Index Fund                                                                                 No
   AXP(R) Mid Cap Index Fund                                                                                              No
   AXP(R) Nasdaq 100 Index Fund                                                                                           No
   AXP(R) S&P 500 Index Fund                                                                                              No
   AXP(R) Small Company Index Fund                                                                                       Yes
   AXP(R) Total Stock Market Index Fund                                                                                   No
AXP(R) Money Market Series, Inc.           8/22/75, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Cash Management Fund                                                                                           Yes
AXP(R) New Dimensions Fund, Inc.           2/20/68, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Growth Dimensions Fund                                                                                         Yes
   AXP(R) New Dimensions Fund                                                                                            Yes

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FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS
                                               Date of             Form of         State of            Fiscal
Fund                                         organization        organization    organization         year end      Diversified
AXP(R) Precious Metals Fund, Inc.                   10/5/84        Corporation           MN               3/31            No
AXP(R) Progressive Fund, Inc.              4/23/68, 6/13/86*       Corporation        NV/MN               9/30           Yes
AXP(R) Selective Fund, Inc.                2/10/45, 6/13/86*       Corporation        NV/MN               5/31           Yes
AXP(R) Stock Fund, Inc.                    2/10/45, 6/13/86*       Corporation        NV/MN               9/30           Yes
AXP(R) Partners International Series, Inc.           5/9/01        Corporation           MN              10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                  Yes
   AXP(R) Partners International Select Value Fund                                                                       Yes
AXP(R) Partners Series, Inc.                        3/20/01        Corporation           MN               5/31
   AXP(R) Partners Fundamental Value Fund                                                                                Yes
   AXP(R) Partners Select Value Fund                                                                                     Yes
   AXP(R) Partners Small Cap Core Fund                                                                                   Yes
   AXP(R) Partners Small Cap Value Fund                                                                                   No
   AXP(R) Partners Value Fund                                                                                            Yes
AXP(R) Special Tax-Exempt Series Trust               4/7/86     Business Trust**         MA               6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                        Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                   No
   AXP(R) Michigan Tax-Exempt Fund                                                                                        No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                       No
   AXP(R) New York Tax-Exempt Fund                                                                                        No
   AXP(R) Ohio Tax-Exempt Fund                                                                                            No
AXP(R) Strategy Series, Inc.                        1/24/84        Corporation           MN               3/31
   AXP(R) Equity Value Fund                                                                                              Yes
   AXP(R) Focused Growth Fund***                                                                                          No
   AXP(R) Partners Small Cap Growth Fund***                                                                              Yes
   AXP(R) Small Cap Advantage Fund                                                                                       Yes
   AXP(R) Strategy Aggressive Fund                                                                                       Yes
AXP(R) Tax-Exempt Series, Inc.             9/30/76, 6/13/86*       Corporation        NV/MN              11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                   Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                           Yes
AXP(R) Tax-Free Money Fund, Inc.           2/29/80, 6/13/86*       Corporation        NV/MN              12/31           Yes
AXP(R) Utilities Income Fund, Inc.***               3/25/88        Corporation           MN               6/30
   AXP(R) Utilities Fund                                                                                                 Yes

   * Date merged into a Minnesota corporation incorporated on 4/7/86.
  ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
 *** Effective February 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R)
     Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

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Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

H. Brewster Atwater, Jr.       Board member since    Retired chair and                                     Board Effectiveness,
4900 IDS Tower                 1996                  chief executive                                       Executive,
Minneapolis, MN 55402                                officer, General                                      Investment Review
Born in 1931                                         Mills, Inc. (consumer
                                                     foods)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Arne H. Carlson                Chair of the Board    Chair, Board Services                                 Joint Audit,
901 S. Marquette Ave.          since 1999            Corporation (provides                                 Contracts,
Minneapolis, MN 55402                                administrative                                        Executive,
Born in 1934                                         services to boards),                                  Investment Review,
                                                     former Governor of                                    Board Effectiveness
                                                     Minnesota

------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Lynne V. Cheney                Board member since    Distinguished Fellow,    The Reader's Digest          Joint Audit,
American Enterprise            1994                  AEI                      Association Inc.             Contracts
Institute for Public Policy
Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

Livio D. DeSimone              Board member since    Retired chair of the     Cargill, Incorporated        Joint Audit,
30 Seventh Street East         2001                  board and chief          (commodity  merchants and    Contracts
Suite 3050                                           executive officer,       processors), Target
St. Paul, MN 55101-4901                              Minnesota Mining and     Corporation (department
Born in 1936                                         Manufacturing (3M)       stores), General Mills,
                                                                              Inc. (consumer foods),
                                                                              Vulcan Materials Company
                                                                              (construction  materials/
                                                                              chemicals) and Milliken &
                                                                              Company (textiles and
                                                                              chemicals)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Ira D. Hall                    Board member since    Private investor;                                     Contracts,
Texaco, Inc.                   2001                  formerly with Texaco                                  Investment Review
2000 Westchester Avenue                              Inc., treasurer,
White Plains, NY 10650                               1999-2001 and general
Born in 1944                                         manager, alliance
                                                     management operations,
                                                     1998-1999. Prior to
                                                     that, director,
                                                     International
                                                     Operations IBM Corp.
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Heinz F. Hutter                Board member since    Retired president and                                 Board Effectiveness,
P.O. Box 2187                  1994                  chief operating                                       Executive,
Minneapolis, MN 55402                                officer, Cargill,                                     Investment Review
Born in 1929                                         Incorporated
                                                     (commodity merchants
                                                     and processors)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Anne P. Jones                  Board member since    Attorney and consultant  Motorola, Inc.               Joint Audit, Board
5716 Bent Branch Rd.           1985                                           (electronics)                Effectiveness,
Bethesda, MD 20816                                                                                         Executive
Born in 1935
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Stephen R. Lewis, Jr.          Board member since    President and                                         Contracts,
Carleton College               2002                  professor of                                          Investment Review
One North College Street                             economics, Carleton
Northfield, MN 55057                                 College
Born in 1939
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
William R. Pearce              Board member since    RII Weyerhaeuser World                                Executive,
2050 One Financial Plaza       1980                  Timberfund, L.P.                                      Investment Review,
Minneapolis, MN 55402                                (develops timber                                      Board Effectiveness
Born in 1927                                         resources) --
                                                     management committee;
                                                     former chair, American
                                                     Express Funds
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

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Independent Board Members (continued)


Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Alan K. Simpson                    Board member since     Former three-term      Biogen, Inc.           Joint Audit,
1201 Sunshine Ave.                 1997                   United States          (bio-pharmaceuticals)  Contracts
Cody, WY 82414                                            Senator for Wyoming
Born in 1931
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

C. Angus Wurtele                   Board member since     Retired chair of the   Bemis Corporation      Contracts,
4900 IDS Tower                     1994                   board and chief        (packaging)            Executive,
Minneapolis, MN 55402                                     executive officer,                            Investment Review
Born in 1934                                              The Valspar
                                                          Corporation
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

David R. Hubers                    Board member since     Retired chief          Chronimed Inc.
50643 AXP Financial Center         1993                   executive officer      (specialty
Minneapolis, MN 55474                                     and director of AEFC   pharmaceutical
Born in 1943                                                                     distribution), RTW
                                                                                 Inc. (manages
                                                                                 worker's
                                                                                 compensation
                                                                                 programs), Lawson
                                                                                 Software, Inc.
                                                                                 (technology based
                                                                                 business
                                                                                 applications)
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John R. Thomas                     Board member since     Senior vice
50652 AXP Financial Center         1987, president        president -
Minneapolis, MN 55474              since 1997             information and
Born in 1937                                              technology of AEFC
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
William F. Truscott                Board member since     Senior vice
53600 AXP Financial Center         2001, vice president   president - chief
Minneapolis, MN 55474              since 2002             investment officer
Born in 1960                                              of AEFC; former
                                                          chief investment
                                                          officer and managing
                                                          director, Zurich
                                                          Scudder Investments
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:


Other Officers

Name,                              Position held with     Principal              Other directorships    Committee memberships
address,                           Registrant and         occupations during
age                                length of service      past 5 years
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
John M. Knight                     Treasurer since 1999   Vice president -
50005 AXP Financial Center                                investment
Minneapolis, MN 55474                                     accounting of AEFC
Born in 1952
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------
Leslie L. Ogg                      Vice president,        President of Board
901 S. Marquette Ave.              general counsel, and   Services Corporation
Minneapolis, MN 55402              secretary since 1978
Born in 1938
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

Stephen W. Roszell                 Vice president since   Senior vice
50239 AXP Financial Center         2002                   president -
Minneapolis, MN 55474                                     institutional group
Born in 1949                                              of AEFC
---------------------------------- ---------------------- ---------------------- ---------------------- ----------------------

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------

Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work
Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, issues, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.

Directors' holdings
The following table shows the Fund Directors' ownership of American Express
Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001
Based on net asset values as of Dec. 31, 2001
                                                                                     Aggregate dollar range of
                                                                                     equity securities of all
                                              Dollar range of                         American Express Funds
                                             equity securities                   (Registered Investment Companies)
                                      in AXP Small Cap Advantage Fund                  overseen by Director
                                                   Range                                       Range
H. Brewster Atwater, Jr.                           None                                    over $100,000
Arne H. Carlson                                    None                                  $50,001-$100,000
Lynne V. Cheney                                    None                                    over $100,000
Livio D. DeSimone                                  None                                    over $100,000
Ira D. Hall                                        None                                    over $100,000
David R. Hubers                                    None                                    over $100,000
Heinz F. Hutter                                    None                                    over $100,000
Anne P. Jones                                      None                                    over $100,000
William R. Pearce                              over $100,000                               over $100,000
Alan K. Simpson                                    None                                    over $100,000
John R. Thomas                                 over $100,000                               over $100,000
C. Angus Wurtele                                   None                                    over $100,000

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:


Compensation Table

                                                                                   Total cash compensation from
                                                 Aggregate                          American Express Funds and
Board member*                           compensation from the Fund                 Preferred Master Trust Group
H. Brewster Atwater, Jr.                         $1,390                                     $143,500
Lynne V. Cheney                                   1,075                                      118,700
Livio D. DeSimone                                   925                                      107,400
Ira D. Hall                                       1,225                                      131,000
Heinz F. Hutter                                   1,390                                      144,200
Anne P. Jones                                     1,390                                      143,550
Stephen R. Lewis, Jr.                               175                                       21,600
William R. Pearce                                 1,375                                      142,850
Alan K. Simpson                                   1,025                                      114,850
C. Angus Wurtele                                  1,240                                      132,250

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o   Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

AXP(R) Strategy Series, Inc.
   AXP(R) Small Cap Advantage Fund
--------------------------------------------------------------------------------


Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
      (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

S-6427-20 F (5/02)

                          AXP(R) STRATEGY SERIES, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                      FOR

             AXP(R) Strategy Aggressive Fund (the Fund)


                                  May 30, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
--------------------------------------------------------------------------------

TABLE OF CONTENTS
Mutual Fund Checklist                                            p.  3
Fundamental Investment Policies                                  p.  4

Investment Strategies and Types of Investments                   p.  5
Information Regarding Risks and Investment Strategies            p.  6
Security Transactions                                            p. 21
Brokerage Commissions Paid to Brokers Affiliated with
  American Express Financial Corporation                         p. 23
Performance Information                                          p. 24
Valuing Fund Shares                                              p. 24
Investing in the Fund                                            p. 25
Selling Shares                                                   p. 27
Pay-out Plans                                                    p. 28
Capital Loss Carryover                                           p. 28
Taxes                                                            p. 29
Agreements                                                       p. 30
Organizational Information                                       p. 33
Board Members and Officers                                       p. 36
Compensation for Board Members                                   p. 39
Independent Auditors                                             p. 39
Appendix: Description of Ratings                                 p. 40


                                     --2--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Mutual Fund Checklist

       [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

       [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

       [X] A higher rate of return typically involves a higher risk of loss.

       [X] Past performance is not a reliable indicator of future performance.

       [X] ALL mutual funds have costs that lower investment return.

       [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

       [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:
Regular                        Market price                        Shares
investment                      of a share                        acquired
  $100                            $ 6.00                            16.7
   100                              4.00                            25.0
   100                              4.00                            25.0
   100                              6.00                            16.7
   100                              5.00                            20.0
  $500                            $25.00                           103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)

The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

                                     --3--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o  Purchase more than 10% of the outstanding voting securities of an issuer.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o  Lend Fund securities in excess of 30% of its net assets.
o  Issue senior securities, except as permitted under the 1940 Act.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

                                     --4--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:         Allowable for the Fund?
Agency and Government Securities                               yes
Borrowing                                                      yes
Cash/Money Market Instruments                                  yes
Collateralized Bond Obligations                                yes
Commercial Paper                                               yes
Common Stock                                                   yes
Convertible Securities                                         yes
Corporate Bonds                                                yes
Debt Obligations                                               yes
Depositary Receipts                                            yes
Derivative Instruments                                         yes
Foreign Currency Transactions                                  yes
Foreign Securities                                             yes
High-Yield (High-Risk) Securities (Junk Bonds)                 yes
Illiquid and Restricted Securities                             yes
Indexed Securities                                             yes
Inverse Floaters                                                no
Investment Companies                                           yes
Lending of Portfolio Securities                                yes
Loan Participations                                            yes
Mortgage- and Asset-Backed Securities                          yes
Mortgage Dollar Rolls                                           no
Municipal Obligations                                          yes
Preferred Stock                                                yes
Real Estate Investment Trusts                                  yes
Repurchase Agreements                                          yes
Reverse Repurchase Agreements                                  yes
Short Sales                                                     no
Sovereign Debt                                                 yes
Structured Products                                            yes
Variable- or Floating-Rate Securities                          yes
Warrants                                                       yes
When-Issued Securities                                         yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities           yes

                                     --5--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
--------------------------------------------------------------------------------

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, 65% of the Fund's total assets will be invested in equity securities.
o The Fund may not invest in debt securities rated lower than B. Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.
o The Fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.
o  The Fund may invest up to 25% of its total assets in foreign investments.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.
o The Fund will not buy on margin or sell securities short, except the Fund may make margin payments in connection with transactions in futures contracts.
o The Fund will not invest more than 10% of its total assets in the securities of investment companies.
o  The Fund will not invest in a company to control or manage it.
o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations


Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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   AXP(R) Strategy Aggressive Fund
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Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.


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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

                                     --16--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

                                     --17--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

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AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

                                     --19--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

                                     --20--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
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When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.


Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the

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Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $6,837,890 for fiscal year ended March 31, 2002, $3,931,857 for fiscal year 2001, and $2,552,029 for fiscal year 2000. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2002, transactions amounting to $41,571,894, on which $95,907 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                       Value of securities
Name of issuer                                     owned at end of fiscal year
Morgan Stanley, Dean Witter & Co.                          $2,795,895
Salomon Smith Barney                                          499,627

The portfolio turnover rate was 216% in the most recent fiscal year, and 137% in the year before. Turnover increased as the fund reacted to continued negative earnings announcements, particularly in technology holdings. Given the volatility of the market, turnover is likely to remain above average.


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Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                                  2002               2001               2000
                                                                           Percent of
                                                                        aggregate dollar
                                                                            amount of
                                 Aggregate dollar      Percent of         transactions     Aggregate dollar   Aggregate dollar
                                     amount of          aggregate           involving          amount of          amount of
                  Nature of         commissions         brokerage          payment of         commissions        commissions
Broker           affiliation      paid to broker       commissions         commissions      paid to broker     paid to broker
American          Wholly-owned       $47,232                0.69%               1.24%        $199,890            $81,358
Enterprise        subsidiary of
Investment        AEFC
Services Inc.


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Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000
                        T = average annual total return
                        n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                   ----------
                                        P

where:                  P = a hypothetical initial payment of $1,000
                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                 $936,013,250       divided by             77,318,545           equals                   $12.11
Class B                  552,619,040                              50,127,617                                     11.02
Class C                    3,885,232                                 352,332                                     11.03
Class Y                    3,986,476                                 324,564                                     12.28


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In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $12.11, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $12.85. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:

                                          Sales charge as a percentage of:
Total market value          Public offering price            Net amount invested
Up to $49,999                          5.75%                            6.10%
$50,000-$99,999                        4.75                             4.99
$100,000-$249,999                      3.75                             3.90
$250,000-$499,999                      2.50                             2.56
$500,000-$999,999                      2.00*                            2.04*
$1,000,000 or more                     0.00                             0.00


* The sales charge will be waived until Dec. 31, 2002.


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The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                          Number of participants
Total plan assets              1-99                                 100 or more
Less than $1 million            4%                                      0%
$1 million or more              0%                                      0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o  Qualified employee benefit plans* if the plan:

   -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or

   -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

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AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

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Pay-out Plans


You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.


Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $1,140,443,849 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                    2009                2010                 2011
                $207,116,650        $841,156,325          $92,170,874

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


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Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

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The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay that income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                               Annual rate at each asset level
First $1.0                                                  0.600%
Next   1.0                                                  0.575
Next   1.0                                                  0.550
Next   3.0                                                  0.525
Over   6.0                                                  0.500


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.592% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Mid-Cap Growth Funds Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.12% of the Fund's average net assets on an annual basis.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $2,230,554 for fiscal year 2002.

The management fee is paid monthly. Under the agreement, the total amount paid was $7,962,141 for fiscal year 2002, $17,403,353 for fiscal year 2001, and $11,843,034 for fiscal year 2000.


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Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $699,088 for fiscal year 2002, $1,009,665 for fiscal year 2001, and $500,866 for fiscal year 2000.

Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o specific AEFC investment performance objectives to improve competitive rankings and consistency,
o management fees that provide shareholders with benefits of economy of scale as assets of the Fund increase and assess penalties if performance fails to meet agreed-to standards and that are considered to be reasonable in light of the fees paid by similar funds in the industry,
o total expenses incurred by the Fund either at or only slightly above the median expenses of comparable funds,
o AEFC's objectives for an expanded fund group offering a wider range of investment options,
o the scope and quality of services received by shareholders from their personal financial advisors, and
o the reasonableness of the profitability AEFC derives from its mutual fund operations.


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                            Annual rate at each asset level
First $1.0                                                0.050%
Next   1.0                                                0.045
Next   1.0                                                0.040
Next   3.0                                                0.035
Over   6.0                                                0.030


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.048% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $858,122 for fiscal year 2002, $1,337,942 for fiscal year 2001, and $938,057 for fiscal year 2000.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19 per year, for Class B is $20 per year, for Class C is $19.50 per year and for Class Y is $17 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

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DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $2,486,626 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $733,726. The amounts were $7,218,775 and $676,785 for fiscal year 2001, and $4,766,956 and $(545,783) for fiscal year 2000.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $2,629,874 for Class A shares, $6,707,306 for Class B shares and $37,269 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

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Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $79 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $218 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,100 financial advisors.


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FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                               Date of             Form of         State of            Fiscal
Fund                                         organization        organization    organization         year end      Diversified
AXP(R) Bond Fund, Inc.                     6/27/74, 6/31/86*       Corporation        NV/MN               8/31           Yes
AXP(R) California Tax-Exempt Trust                   4/7/86     Business Trust**         MA               6/30
   AXP(R) California Tax-Exempt Fund                                                                                      No
AXP(R) Discovery Fund, Inc.                4/29/81, 6/13/86*       Corporation        NV/MN               7/31           Yes
AXP(R) Equity Select Fund, Inc.**          3/18/57, 6/13/86*       Corporation        NV/MN              11/30           Yes
AXP(R) Extra Income Fund, Inc.                      8/17/83        Corporation           MN               5/31           Yes

AXP(R) Federal Income Fund, Inc.                    3/12/85        Corporation           MN               5/31
   AXP(R) Federal Income Fund                                                                                            Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                  Yes

AXP(R) Global Series, Inc.                         10/28/88        Corporation           MN              10/31
   AXP(R) Emerging Markets Fund                                                                                          Yes
   AXP(R) Global Balanced Fund                                                                                           Yes
   AXP(R) Global Bond Fund                                                                                                No
   AXP(R) Global Growth Fund                                                                                             Yes

   AXP(R) Global Technology Fund***                                                                                      Yes

AXP(R) Growth Series, Inc.                 5/21/70, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Growth Fund                                                                                                    Yes

   AXP(R) Large Cap Equity Fund                                                                                          Yes

   AXP(R) Research Opportunities Fund                                                                                    Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.   12/21/78, 6/13/86*       Corporation        NV/MN              11/30           Yes
AXP(R) International Fund, Inc.                     7/18/84        Corporation           MN              10/31
   AXP(R) European Equity Fund                                                                                            No
   AXP(R) International Fund                                                                                             Yes
AXP(R) Investment Series, Inc.             1/18/40, 6/13/86*       Corporation        NV/MN               9/30
   AXP(R) Diversified Equity Income Fund                                                                                 Yes

   AXP(R) Mid Cap Value Fund                                                                                             Yes

   AXP(R) Mutual                                                                                                         Yes
AXP(R) Managed Series, Inc.                         10/9/84        Corporation           MN               9/30
   AXP(R) Managed Allocation Fund                                                                                        Yes
AXP(R) Market Advantage Series, Inc.                8/25/89        Corporation           MN               1/31
   AXP(R) Blue Chip Advantage Fund                                                                                       Yes
   AXP(R) International Equity Index Fund                                                                                 No
   AXP(R) Mid Cap Index Fund                                                                                              No
   AXP(R) Nasdaq 100 Index Fund                                                                                           No
   AXP(R) S&P 500 Index Fund                                                                                              No
   AXP(R) Small Company Index Fund                                                                                       Yes
   AXP(R) Total Stock Market Index Fund                                                                                   No
AXP(R) Money Market Series, Inc.           8/22/75, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Cash Management Fund                                                                                           Yes
AXP(R) New Dimensions Fund, Inc.           2/20/68, 6/13/86*       Corporation        NV/MN               7/31
   AXP(R) Growth Dimensions Fund                                                                                         Yes
   AXP(R) New Dimensions Fund                                                                                            Yes
AXP(R) Precious Metals Fund, Inc.                   10/5/84        Corporation           MN               3/31            No
AXP(R) Progressive Fund, Inc.              4/23/68, 6/13/86*       Corporation        NV/MN               9/30           Yes
AXP(R) Selective Fund, Inc.                2/10/45, 6/13/86*       Corporation        NV/MN               5/31           Yes

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FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (Continued)

                                               Date of             Form of         State of            Fiscal
Fund                                         organization        organization    organization         year end      Diversified
AXP(R) Stock Fund, Inc.                    2/10/45, 6/13/86*       Corporation        NV/MN               9/30           Yes
AXP(R) Partners International Series, Inc.           5/9/01        Corporation           MN              10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                  Yes
   AXP(R) Partners International Select Value Fund                                                                       Yes
AXP(R) Partners Series, Inc.                        3/20/01        Corporation           MN               5/31
   AXP(R) Partners Fundamental Value Fund                                                                                Yes
   AXP(R) Partners Select Value Fund                                                                                     Yes
   AXP(R) Partners Small Cap Core Fund                                                                                   Yes
   AXP(R) Partners Small Cap Value Fund                                                                                   No
   AXP(R) Partners Value Fund                                                                                            Yes

AXP(R) Special Tax-Exempt Series Trust               4/7/86     Business Trust**         MA               6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                        Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                   No
   AXP(R) Michigan Tax-Exempt Fund                                                                                        No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                       No
   AXP(R) New York Tax-Exempt Fund                                                                                        No
   AXP(R) Ohio Tax-Exempt Fund                                                                                            No
AXP(R) Strategy Series, Inc.                        1/24/84        Corporation           MN               3/31
   AXP(R) Equity Value Fund                                                                                              Yes

   AXP(R) Focused Growth Fund***                                                                                          No
   AXP(R) Partners Small Cap Growth Fund***                                                                              Yes

   AXP(R) Small Cap Advantage Fund                                                                                       Yes
   AXP(R) Strategy Aggressive Fund                                                                                       Yes
AXP(R) Tax-Exempt Series, Inc.             9/30/76, 6/13/86*       Corporation        NV/MN              11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                   Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                           Yes
AXP(R) Tax-Free Money Fund, Inc.           2/29/80, 6/13/86*       Corporation        NV/MN              12/31           Yes

AXP(R) Utilities Income Fund, Inc.***               3/25/88        Corporation           MN               6/30
   AXP(R) Utilities Fund                                                                                                 Yes


  *  Date merged into a Minnesota corporation incorporated on 4/7/86.
 ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

*** Effective February 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.


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Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

H. Brewster Atwater, Jr.       Board member since    Retired chair and                                     Board Effectiveness,
4900 IDS Tower                 1996                  chief executive                                       Executive,
Minneapolis, MN 55402                                officer, General                                      Investment Review
Born in 1931                                         Mills, Inc. (consumer
                                                     foods)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Arne H. Carlson                Chair of the Board    Chair, Board Services                                 Joint Audit,
901 S. Marquette Ave.          since 1999            Corporation (provides                                 Contracts,
Minneapolis, MN 55402                                administrative                                        Executive,
Born in 1934                                         services to boards),                                  Investment Review,
                                                     former Governor of                                    Board Effectiveness
                                                     Minnesota

------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Lynne V. Cheney                Board member since    Distinguished Fellow,    The Reader's Digest          Joint Audit,
American Enterprise            1994                  AEI                      Association Inc.             Contracts
Institute for Public Policy
Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

Livio D. DeSimone              Board member since    Retired chair of the     Cargill, Incorporated        Joint Audit,
30 Seventh Street East         2001                  board and chief          (commodity  merchants and    Contracts
Suite 3050                                           executive officer,       processors), Target
St. Paul, MN 55101-4901                              Minnesota Mining and     Corporation (department
Born in 1936                                         Manufacturing (3M)       stores), General Mills,
                                                                              Inc. (consumer foods),
                                                                              Vulcan Materials Company
                                                                              (construction  materials/
                                                                              chemicals) and Milliken &
                                                                              Company (textiles and
                                                                              chemicals)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Ira D. Hall                    Board member since    Private investor;                                     Contracts,
Texaco, Inc.                   2001                  formerly with Texaco                                  Investment Review
2000 Westchester Avenue                              Inc., treasurer,
White Plains, NY 10650                               1999-2001 and general
Born in 1944                                         manager, alliance
                                                     management operations,
                                                     1998-1999. Prior to
                                                     that, director,
                                                     International
                                                     Operations IBM Corp.
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Heinz F. Hutter                Board member since    Retired president and                                 Board Effectiveness,
P.O. Box 2187                  1994                  chief operating                                       Executive,
Minneapolis, MN 55402                                officer, Cargill,                                     Investment Review
Born in 1929                                         Incorporated
                                                     (commodity merchants
                                                     and processors)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Anne P. Jones                  Board member since    Attorney and consultant  Motorola, Inc.               Joint Audit, Board
5716 Bent Branch Rd.           1985                                           (electronics)                Effectiveness,
Bethesda, MD 20816                                                                                         Executive
Born in 1935
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Stephen R. Lewis, Jr.          Board member since    President and                                         Contracts,
Carleton College               2002                  professor of                                          Investment Review
One North College Street                             economics, Carleton
Northfield, MN 55057                                 College
Born in 1939
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
William R. Pearce              Board member since    RII Weyerhaeuser World                                Executive,
2050 One Financial Plaza       1980                  Timberfund, L.P.                                      Investment Review,
Minneapolis, MN 55402                                (develops timber                                      Board Effectiveness
Born in 1927                                         resources) --
                                                     management committee;
                                                     former chair, American
                                                     Express Funds
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

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Independent Board Members (continued)

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Alan K. Simpson                Board member since    Former three-term        Biogen, Inc.                 Joint Audit,
1201 Sunshine Ave.             1997                  United States Senator    (bio-pharmaceuticals)        Contracts
Cody, WY 82414                                       for Wyoming
Born in 1931
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

C. Angus Wurtele               Board member since    Retired chair of the     Bemis Corporation            Contracts,
4900 IDS Tower                 1994                  board and chief          (packaging)                  Executive,
Minneapolis, MN 55402                                executive officer, The                                Investment Review
Born in 1934                                         Valspar Corporation
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------


Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

David R. Hubers                Board member since    Retired chief            Chronimed Inc. (specialty
50643 AXP Financial Center     1993                  executive officer and    pharmaceutical
Minneapolis, MN 55474                                director of AEFC         distribution), RTW Inc.
Born in 1943                                                                  (manages worker's
                                                                              compensation programs),
                                                                              Lawson Software, Inc.
                                                                              (technology based business
                                                                              applications)
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
John R. Thomas                 Board member since    Senior vice president
50652 AXP Financial Center     1987, president       - information and
Minneapolis, MN 55474          since 1997            technology of AEFC
Born in 1937

------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
William F. Truscott            Board member since    Senior vice president
53600 AXP Financial Center     2001, vice            - chief investment
Minneapolis, MN 55474          president since 2002  officer of AEFC;
Born in 1960                                         former chief
                                                     investment officer and
                                                     managing director,
                                                     Zurich Scudder
                                                     Investments
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------


The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:


Other Officers

Name, address, age             Position held with    Principal occupations    Other directorships          Committee memberships
                               Registrant and        during past 5 years
                               length of service
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
John M. Knight                 Treasurer since 1999  Vice president -
50005 AXP Financial Center                           investment accounting
Minneapolis, MN 55474                                of AEFC
Born in 1952
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

Leslie L. Ogg                  Vice president,       President of Board
901 S. Marquette Ave.          general counsel,      Services Corporation
Minneapolis, MN 55402          and secretary since
Born in 1938                   1978
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------
Stephen W. Roszell             Vice president        Senior vice president
50239 AXP Financial Center     since 2002            - institutional group
Minneapolis, MN 55474                                of AEFC
Born in 1949
------------------------------ --------------------- ------------------------ ---------------------------- ----------------------

                                     --37--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
--------------------------------------------------------------------------------


Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work
Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, issues, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.

Directors' holdings
The following table shows the Fund Directors' ownership of American Express
Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001
Based on net asset values as of Dec. 31, 2001
                                                                                                     Aggregate dollar range of
                                                                                                     equity securities of all
                                                     Dollar range of                                  American Express Funds
                                                    equity securities                            [Registered Investment Companies]
                                             in AXP Strategy Aggressive Fund                           overseen by Director
                                                          Range                                                Range
H. Brewster Atwater, Jr.                                  none                                             over $100,000
Arne H. Carlson                                           none                                           $50,001-$100,000
Lynne V. Cheney                                           none                                             over $100,000
Livio D. DeSimone                                         none                                             over $100,000
Ira D. Hall                                               none                                             over $100,000
David R. Hubers                                           none                                             over $100,000
Heinz F. Hutter                                           none                                             over $100,000
Anne P. Jones                                             none                                             over $100,000
William R. Pearce                                     over $100,000                                        over $100,000
Alan K. Simpson                                           none                                             over $100,000
John R. Thomas                                            none                                             over $100,000
C. Angus Wurtele                                          none                                             over $100,000


                                     --38--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
--------------------------------------------------------------------------------

Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:


Compensation Table
                                                                                                   Total cash compensation from
                                                        Aggregate                                   American Express Funds and
Board member*                                  compensation from the Fund                          Preferred Master Trust Group

H. Brewster Atwater, Jr.                                 $2,140                                              $143,500
Lynne V. Cheney                                           1,825                                               118,700
Livio D. DeSimone                                         1,675                                               107,400
Ira D. Hall                                               1,975                                               131,000
Heinz F. Hutter                                           2,140                                               144,200
Anne P. Jones                                             2,140                                               143,550
Stephen R. Lewis, Jr.                                       300                                                21,600
William R. Pearce                                         2,125                                               142,850
Alan K. Simpson                                           1,775                                               114,850
C. Angus Wurtele                                          1,990                                               132,250

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                     --39--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
--------------------------------------------------------------------------------

Appendix

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                     --40--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
--------------------------------------------------------------------------------

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                     --41--

AXP(R) Strategy Series, Inc.
   AXP(R) Strategy Aggressive Fund
--------------------------------------------------------------------------------

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

                                     --42--

                                                              S-6381-20 M (5/02)

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Value Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2002, and the financial highlights for the each of the years in the five-year period ended March 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Equity Value Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 3, 2002

--------------------------------------------------------------------------------
13   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,875,612,729)                                                   $1,883,470,458
Capital shares receivable                                                                     47,680
Dividends and accrued interest receivable                                                  2,111,115
Receivable for investment securities sold                                                  5,558,814
                                                                                           ---------
Total assets                                                                           1,891,188,067
                                                                                       -------------
Liabilities
Disbursements in excess of cash on demand deposit                                             89,930
Payable for investment securities purchased                                                3,723,280
Payable upon return of securities loaned (Note 5)                                            143,100
Accrued investment management services fee                                                    25,461
Accrued distribution fee                                                                      28,197
Accrued service fee                                                                                8
Accrued transfer agency fee                                                                    3,239
Accrued administrative services fee                                                            1,733
Other accrued expenses                                                                       103,306
                                                                                             -------
Total liabilities                                                                          4,118,254
                                                                                           ---------
Net assets applicable to outstanding capital stock                                    $1,887,069,813
                                                                                      ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                              $    1,996,496
Additional paid-in capital                                                             1,892,006,259
Undistributed net investment income                                                        1,750,455
Accumulated net realized gain (loss) (Note 7)                                            (16,541,126)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      7,857,729
                                                                                           ---------
Total -- representing net assets applicable to outstanding capital stock              $1,887,069,813
                                                                                      ==============
Net assets applicable to outstanding shares:     Class A                              $1,119,022,611
                                                 Class B                              $  760,870,484
                                                 Class C                              $    4,248,303
                                                 Class Y                              $    2,928,415
Net asset value per share of outstanding
capital stock:                                   Class A shares      118,428,358      $         9.45
                                                 Class B shares       80,459,800      $         9.46
                                                 Class C shares          451,945      $         9.40
                                                 Class Y shares          309,525      $         9.46
                                                                         -------      --------------
* Including securities on loan, at value (Note 5)                                     $      140,291
                                                                                      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                               $ 36,411,621
Interest                                                                                     832,878
   Less foreign taxes withheld                                                              (198,384)
                                                                                            --------
Total income                                                                              37,046,115
                                                                                          ----------
Expenses (Note 2):
Investment management services fee                                                        10,337,896
Distribution fee
   Class A                                                                                 2,701,594
   Class B                                                                                 8,366,640
   Class C                                                                                    27,494
Transfer agency fee                                                                        3,030,975
Incremental transfer agency fee
   Class A                                                                                   190,850
   Class B                                                                                   245,126
   Class C                                                                                     1,321
Service fee -- Class Y                                                                         2,510
Administrative services fees and expenses                                                    680,433
Compensation of board members                                                                 18,135
Custodian fees                                                                                98,626
Printing and postage                                                                         266,206
Registration fees                                                                             80,287
Audit fees                                                                                    23,750
Other                                                                                         17,766
                                                                                              ------
Total expenses                                                                            26,089,609
   Earnings credits on cash balances (Note 2)                                                (44,307)
                                                                                             -------
Total net expenses                                                                        26,045,302
                                                                                          ----------
Investment income (loss) -- net                                                           11,000,813
                                                                                          ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                        (15,862,318)
   Foreign currency transactions                                                                (319)
                                                                                                ----
Net realized gain (loss) on investments                                                  (15,862,637)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     (4,199,797)
                                                                                          ----------
Net gain (loss) on investments and foreign currencies                                    (20,062,434)
                                                                                         -----------
Net increase (decrease) in net assets resulting from operations                         $ (9,061,621)
                                                                                        ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund

Year ended March 31,                                                                       2002               2001
Operations and distributions
Investment income (loss) -- net                                                     $   11,000,813      $    7,226,324
Net realized gain (loss) on investments                                                (15,862,637)        171,680,239
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   (4,199,797)       (247,820,477)
                                                                                        ----------        ------------
Net increase (decrease) in net assets resulting from operations                         (9,061,621)        (68,913,914)
                                                                                        ----------         -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                           (9,174,746)         (8,023,339)
      Class B                                                                             (225,849)           (322,971)
      Class C                                                                               (6,134)             (2,735)
      Class Y                                                                              (26,135)            (14,024)
   Net realized gain
      Class A                                                                          (84,566,184)        (21,809,231)
      Class B                                                                          (57,272,888)        (22,320,668)
      Class C                                                                             (254,955)             (7,217)
      Class Y                                                                             (179,185)            (30,323)
                                                                                          --------             -------
Total distributions                                                                   (151,706,076)        (52,530,508)
                                                                                      ------------         -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             366,484,762         282,945,321
   Class B shares                                                                      130,671,029          87,132,804
   Class C shares                                                                        3,507,291           1,379,045
   Class Y shares                                                                        3,083,654           3,327,832
Reinvestment of distributions at net asset value
   Class A shares                                                                       92,074,677          29,259,812
   Class B shares                                                                       56,875,541          22,420,653
   Class C shares                                                                          259,745               9,951
   Class Y shares                                                                          205,320              44,348
Payments for redemptions
   Class A shares                                                                     (188,421,191)       (261,398,095)
   Class B shares (Note 2)                                                            (343,873,473)       (488,392,147)
   Class C shares (Note 2)                                                                (533,772)            (20,011)
   Class Y shares                                                                       (2,031,150)         (2,339,208)
                                                                                        ----------          ----------
Increase (decrease) in net assets from capital share transactions                      118,302,433        (325,629,695)
                                                                                       -----------        ------------
Total increase (decrease) in net assets                                                (42,465,264)       (447,074,117)
Net assets at beginning of year                                                      1,929,535,077       2,376,609,194
                                                                                     -------------       -------------
Net assets at end of year                                                           $1,887,069,813      $1,929,535,077
                                                                                    ==============      ==============
Undistributed net investment income                                                 $    1,750,455      $      315,288
                                                                                    --------------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Equity Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

Class C shares were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 190 shares of capital stock at $10.54 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares, are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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18   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $132,782 and accumulated net realized loss has been decreased by $133,982 resulting in a net reclassification adjustment to decrease paid-in capital by $1,200.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                                 2002              2001

Class A
Distributions paid from:
   Ordinary income                              $34,821,577       $ 8,023,339
   Long-term capital gain                        58,919,353        21,809,231

Class B
Distributions paid from:
   Ordinary income                               17,595,298           322,971
   Long-term capital gain                        39,903,439        22,320,668

Class C
Distributions paid from:
   Ordinary income                                   83,456             2,735
   Long-term capital gain                           177,633             7,217

Class Y
Distributions paid from:
   Ordinary income                                   80,478            14,024
   Long-term capital gain                           124,842            30,323

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                   $    706,994
Accumulated gain (loss)                                         $(12,780,285)
Unrealized appreciation (depreciation)                          $  5,140,348

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

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19   AXP EQUITY VALUE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $742,591 for the year ended March 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,671,455 for Class A, $426,820 for Class B and $1,696 for Class C for the year ended March 31, 2002.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $44,307 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,165,830,721 and $1,179,090,707, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $1,701 for the year ended March 31, 2002.

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20   AXP EQUITY VALUE FUND -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                        Year ended March 31, 2002
                                             Class A          Class B      Class C        Class Y
Sold                                      34,722,578        12,921,537     350,315        305,100
Issued for reinvested distributions        9,956,355         6,168,342      28,307         22,143
Redeemed                                 (19,002,778)      (32,725,871)    (54,526)      (202,708)
                                         -----------       -----------     -------       --------
Net increase (decrease)                   25,676,155       (13,635,992)    324,096        124,535
                                          ----------       -----------     -------        -------

                                                      Year ended March 31, 2001
                                             Class A          Class B      Class C*       Class Y
Sold                                      26,384,678         8,133,866     128,670        307,942
Issued for reinvested distributions        2,883,619         2,229,760         984          4,361
Redeemed                                 (24,314,631)      (45,527,560)     (1,805)      (219,066)
                                         -----------       -----------      ------       --------
Net increase (decrease)                    4,953,666       (35,163,934)    127,849         93,237
                                           ---------       -----------     -------         ------

* Inception date was June 26, 2000.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002 securities valued at $140,291 were on loan to brokers. For collateral, the Fund received $143,100 in cash. Income from securities lending amounted to $3,580 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had borrowings of $9,900,000 at a weighted average interest rate of 3.80% for the period Sept. 13, 2001 to Sept. 14, 2001.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $12,780,285 as of March 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21   AXP EQUITY VALUE FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.31      $10.95       $11.32       $12.85         $11.62
Income from investment operations:
Net investment income (loss)                                             .09         .08          .10          .17            .32
Net gains (losses) (both realized and unrealized)                       (.10)       (.39)         .65         (.08)          3.30
Total from investment operations                                        (.01)       (.31)         .75          .09           3.62
Less distributions:
Dividends from net investment income                                    (.09)       (.09)        (.09)        (.17)          (.30)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.85)       (.33)       (1.12)       (1.62)         (2.39)
Net asset value, end of period                                        $ 9.45      $10.31       $10.95       $11.32         $12.85

Ratios/supplemental data
Net assets, end of period (in millions)                               $1,119        $956         $961         $906           $835
Ratio of expenses to average daily net assets(c)                       1.03%        .95%         .92%         .87%           .85%
Ratio of net investment income (loss) to average daily net assets       .91%        .75%         .88%        1.39%          2.43%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                         .10%      (2.76%)       6.87%        1.31%         33.62%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.31      $10.94       $11.33       $12.85         $11.63
Income from investment operations:
Net investment income (loss)                                              --          --          .02          .07            .21
Net gains (losses) (both realized and unrealized)                       (.08)       (.39)         .63         (.06)          3.30
Total from investment operations                                        (.08)       (.39)         .65          .01           3.51
Less distributions:
Dividends from net investment income                                    (.01)         --         (.01)        (.08)          (.20)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.77)       (.24)       (1.04)       (1.53)         (2.29)
Net asset value, end of period                                        $ 9.46      $10.31       $10.94       $11.33         $12.85

Ratios/supplemental data
Net assets, end of period (in millions)                                 $761        $970       $1,414       $1,663         $1,922
Ratio of expenses to average daily net assets(c)                       1.78%       1.70%        1.67%        1.62%          1.61%
Ratio of net investment income (loss) to average daily net assets       .13%       (.01%)        .13%         .65%          1.69%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                        (.62%)     (3.47%)       6.03%         .54%         32.61%

See accompanying notes to financial highlights.

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22   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002      2001(b)
Net asset value, beginning of period                                  $10.27      $10.37
Income from investment operations:
Net investment income (loss)                                             .01          --
Net gains (losses) (both realized and unrealized)                       (.10)        .18
Total from investment operations                                        (.09)        .18
Less distributions:
Dividends from net investment income                                    (.02)       (.04)
Distributions from realized gains                                       (.76)       (.24)
Total distributions                                                     (.78)       (.28)
Net asset value, end of period                                        $ 9.40      $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $1
Ratio of expenses to average daily net assets(c)                       1.81%        1.70%(d)
Ratio of net investment income (loss) to average daily net assets       .14%         .07%(d)
Portfolio turnover rate (excluding short-term securities)                61%         97%
Total return(e)                                                        (.66%)      1.82%

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002         2001        2000         1999           1998
Net asset value, beginning of period                                  $10.32      $10.96       $11.34       $12.87         $11.64
Income from investment operations:
Net investment income (loss)                                             .11         .09          .12          .18            .34
Net gains (losses) (both realized and unrealized)                       (.11)       (.39)         .63         (.08)          3.29
Total from investment operations                                          --        (.30)         .75          .10           3.63
Less distributions:
Dividends from net investment income                                    (.10)       (.10)        (.10)        (.18)          (.31)
Distributions from realized gains                                       (.76)       (.24)       (1.03)       (1.45)         (2.09)
Total distributions                                                     (.86)       (.34)       (1.13)       (1.63)         (2.40)
Net asset value, end of period                                        $ 9.46      $10.32       $10.96       $11.34         $12.87

Ratios/supplemental data
Net assets, end of period (in millions)                                   $3          $2           $1           $1             $1
Ratio of expenses to average daily net assets(c)                        .86%        .79%         .77%         .78%           .76%
Ratio of net investment income (loss) to average daily net assets      1.06%        .94%        1.02%        1.49%          2.10%
Portfolio turnover rate (excluding short-term securities)                61%         97%          59%         106%            95%
Total return(e)                                                         .28%      (2.62%)       6.91%        1.40%         33.76%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

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24   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Investments in Securities
AXP Equity Value Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (99.3%)
Issuer                                       Shares              Value(a)

Aerospace & defense (1.5%)
Boeing                                       570,000         $27,502,500

Automotive & related (1.4%)
General Motors                               445,000          26,900,250

Banks and savings & loans (4.1%)
FleetBoston Financial                        315,000          11,025,000
J.P. Morgan Chase                            620,000          22,103,000
Wachovia                                     425,000          15,759,000
Washington Mutual                            850,000          28,160,500
Total                                                         77,047,500

Beverages & tobacco (0.9%)
Philip Morris                                320,000          16,854,400

Building materials & construction (1.7%)
Hanson ADR                                   815,000(c)       31,255,250

Chemicals (4.2%)
Air Products & Chemicals                     445,000          22,984,250
Dow Chemical                                 920,000          30,102,400
Waste Management                             980,000          26,705,000
Total                                                         79,791,650

Communications equipment & services (2.7%)
AT&T Wireless Services                       558,323(b)        4,996,991
Lucent Technologies                        1,542,400           7,295,552
Nortel Networks                            1,324,100(c)        5,945,209
Tellabs                                      660,000(b)        6,910,200
Verizon Communications                       575,000          26,248,750
Total                                                         51,396,702

Computers & office equipment (3.5%)
Computer Associates Intl                     605,000          13,243,450
Dell Computer                                470,800(b)       12,292,588
EMC                                          419,750(b)        5,003,420
Hewlett-Packard                              305,000           5,471,700
Intl Business Machines                       180,000          18,720,000
Solectron                                  1,500,000(b)       11,700,000
Total                                                         66,431,158

Energy (10.6%)
Anadarko Petroleum                           340,000          19,189,600
BP ADR                                       385,000(c)       20,443,500
ChevronTexaco                                655,000          59,126,850
Conoco                                     2,430,000          70,907,400
Petroleo Brasileiro ADR                      705,000(c)       18,661,350
Phillips Petroleum                           220,000          13,816,000
Total                                                        202,144,700

Energy equipment & services (2.8%)
Baker Hughes                                 383,600          14,672,700
Pioneer Natural Resources                    810,500(b)       18,066,045
Transocean Sedco Forex                       595,000          19,771,850
Total                                                         52,510,595

Financial services (8.9%)
Citigroup                                    455,000          22,531,600
Lehman Brothers Holdings                   1,220,000          78,860,800
Morgan Stanley,
   Dean Witter & Co                          835,000          47,853,850
Stilwell Financial                           780,000          19,102,200
Total                                                        168,348,450

Food (1.8%)
ConAgra Foods                                985,000          23,886,250
Heinz (HJ)                                   110,000           4,565,000
Kellogg                                      150,000           5,035,500
Total                                                         33,486,750

Furniture & appliances (1.6%)
Whirlpool                                    395,000          29,842,250

Health care (1.2%)
Merck & Co                                   215,000          12,379,700
Schering-Plough                              350,000          10,955,000
Total                                                         23,334,700

Health care services (0.8%)
HCA                                          340,000          14,987,200

Industrial equipment & services (7.0%)
Caterpillar                                  800,000          45,480,000
Illinois Tool Works                          420,000          30,387,000
Ingersoll-Rand Cl A                          695,000          34,763,900
Parker-Hannifin                              415,000          20,708,500
Total                                                        131,339,400

See accompanying notes to investments in securities.

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25   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Issuer                                       Shares              Value(a)

Insurance (16.1%)
ACE                                          215,000(c)       $8,965,500
Aon                                          905,000          31,675,000
Berkshire Hathaway Cl B                        9,600(b)       22,742,400
Chubb                                        330,000          24,123,000
CIGNA                                        495,000          50,188,050
Lincoln Natl                                 455,000          23,082,150
Loews                                        860,000          50,378,800
St. Paul Companies                           108,900           4,993,065
Travelers Property
  Casualty Cl A                            2,245,000(b)       44,900,000
XL Capital Cl A                              476,500(c)       44,481,275
Total                                                        305,529,240

Leisure time & entertainment (2.1%)
Carnival                                     710,000          23,181,500
Viacom Cl B                                  345,000(b)       16,687,650
Total                                                         39,869,150

Media (1.9%)
Donnelley (RR) & Sons                        480,300          14,937,330
Gannett                                      275,000          20,927,500
Total                                                         35,864,830

Metals (3.0%)
Alcoa                                        905,000          34,154,700
Nucor                                        340,000          21,841,600
Total                                                         55,996,300

Multi-industry conglomerates (3.2%)
Eastman Kodak                                570,000          17,766,900
Honeywell Intl                               625,000          23,918,750
Tyco Intl                                    560,000(c)       18,099,200
Total                                                         59,784,850

Paper & packaging (2.8%)
Intl Paper                                 1,220,000          52,472,200

Real estate investment trust (1.6%)
Crescent Real Estate Equities                875,000          16,975,000
Equity Residential
  Properties Trust                           445,400          12,800,796
Total                                                         29,775,796

Retail (3.3%)
Albertson's                                  560,000          18,558,400
Federated Dept Stores                        240,000(b)        9,804,000
Kroger                                       935,000(b)       20,719,600
May Dept Stores                              375,000          13,068,750
Total                                                         62,150,750

Transportation (2.0%)
Burlington Northern Santa Fe               1,275,000          38,479,500

Utilities -- electric (2.2%)
Duke Energy                                  410,600          15,520,680
Exelon                                       485,000          25,690,450
Total                                                         41,211,130

Utilities -- gas (2.5%)
Dynegy Cl A                                  495,000          14,355,000
El Paso                                      240,000          10,567,200
Williams Companies                           910,000          21,439,600
Total                                                         46,361,800

Utilities -- telephone (3.9%)
AT&T                                       2,120,000          33,284,000
SBC Communications                           475,000          17,784,000
Sprint (FON Group)                         1,070,000          16,360,300
WorldCom-WorldCom Group                      935,000(b)        6,301,900
Total                                                         73,730,200

Total common stocks
(Cost: $1,868,713,970)                                    $1,874,399,201

Preferred stock (0.4%)
Issuer                                        Shares            Value(a)

Xerox
  7.50% Cv                                   110,000(d)       $7,672,500

Total preferred stock
(Cost: $5,500,000)                                            $7,672,500

Short-term security (0.1%)
Issuer                           Annualized       Amount      Value(a)
                                yield on date   payable at
                                 of purchase     maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nt
  04-17-02                          1.68%       $1,400,000    $1,398,757

Total short-term security
(Cost: $1,398,759)                                            $1,398,757

Total investments in securities
(Cost: $1,875,612,729)(e)                                 $1,883,470,458

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
26   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 7.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At March 31, 2002, the cost of securities for federal income tax purposes was $1,878,330,110 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $ 164,840,168
     Unrealized depreciation                                  (159,699,820)
                                                              ------------
     Net unrealized appreciation                             $   5,140,348
                                                             -------------

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27   AXP EQUITY VALUE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Focused Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended March 31, 2002, and for the period from June 26, 2000 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Focused Growth Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

May 3, 2002

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12   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Focused Growth Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $92,568,473)                                                     $ 86,877,911
Cash in bank on demand deposit                                                             37,526
Dividends and accrued interest receivable                                                  42,343
Receivable for investment securities sold                                                 431,635
                                                                                          -------
Total assets                                                                           87,389,415
                                                                                       ----------
Liabilities
Payable for investment securities purchased                                               554,470
Accrued investment management services fee                                                  1,530
Accrued distribution fee                                                                    1,225
Accrued transfer agency fee                                                                   802
Accrued administrative services fee                                                           141
Other accrued expenses                                                                     94,648
                                                                                           ------
Total liabilities                                                                         652,816
                                                                                          -------
Net assets applicable to outstanding capital stock                                   $ 86,736,599
                                                                                     ============
Represented by
Capital stock -- $.01 par value (Note 1)                                             $    398,027
Additional paid-in capital                                                            166,026,488
Accumulated net realized gain (loss) (Note 7)                                         (73,997,354)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                         (5,690,562)
                                                                                       ----------
Total -- representing net assets applicable to outstanding capital stock             $ 86,736,599
                                                                                     ============
Net assets applicable to outstanding shares:    Class A                              $ 55,428,270
                                                Class B                              $ 29,477,806
                                                Class C                              $  1,811,290
                                                Class Y                              $     19,233
Net asset value per share of
outstanding capital stock:                      Class A shares      25,336,516       $       2.19
                                                Class B shares      13,618,522       $       2.16
                                                Class C shares         838,861       $       2.16
                                                Class Y shares           8,760       $       2.20
                                                                         -----       ------------

See accompanying notes to financial statements.


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13   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Statement of operations
AXP Focused Growth Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                            $    351,676
Interest                                                                                  169,686
   Less foreign taxes withheld                                                             (2,421)
                                                                                           ------
Total income                                                                              518,941
                                                                                          -------
Expenses (Note 2):
Investment management services fee                                                        463,382
Distribution fee
   Class A                                                                                140,550
   Class B                                                                                289,279
   Class C                                                                                 16,341
Transfer agency fee                                                                       300,887
Incremental transfer agency fee
   Class A                                                                                 21,521
   Class B                                                                                 19,332
   Class C                                                                                  1,205
Service fee -- Class Y                                                                         20
Administrative services fees and expenses                                                  53,298
Compensation of board members                                                              10,035
Custodian fees                                                                             11,342
Printing and postage                                                                       40,234
Registration fees                                                                          63,544
Audit fees                                                                                 14,000
Other                                                                                       5,961
                                                                                            -----
Total expenses                                                                          1,450,931
   Expenses reimbursed by AEFC (Note 2)                                                  (122,359)
                                                                                         --------
                                                                                        1,328,572
   Earnings credits on cash balances (Note 2)                                              (7,478)
                                                                                           ------
Total net expenses                                                                      1,321,094
                                                                                        ---------
Investment income (loss) -- net                                                          (802,153)
                                                                                         --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                     (44,484,116)
   Options contracts written (Note 5)                                                      72,798
                                                                                           ------
Net realized gain (loss) on investments                                               (44,411,318)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                         37,706,287
                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                  (6,705,031)
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations                      $ (7,507,184)
                                                                                     ============

See accompanying notes to financial statements.

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14  AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Focused Growth Fund

                                                                                      March 31, 2002        For the period from
                                                                                        Year ended           June 26, 2000* to
                                                                                                             March 31, 2001


Operations
Investment income (loss) -- net                                                      $   (802,153)           $   (421,200)
Net realized gain (loss) on investments                                               (44,411,318)            (29,586,036)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                         37,706,287             (43,384,360)
                                                                                       ----------             -----------
Net increase (decrease) in net assets resulting from operations                        (7,507,184)            (73,391,596)
                                                                                       ----------             -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             28,131,727             112,703,226
   Class B shares                                                                      13,072,961              55,737,468
   Class C shares                                                                         910,478               3,081,000
   Class Y shares                                                                              --                  46,243
Payments for redemptions
   Class A shares                                                                     (21,315,732)            (15,452,997)
   Class B shares (Note 2)                                                             (8,054,639)             (3,533,185)
   Class C shares (Note 2)                                                               (464,754)               (213,520)
   Class Y shares                                                                              --                  (3,317)
                                                                                       ----------             -----------
Increase (decrease) in net assets from capital share transactions                      12,280,041             152,364,918
                                                                                       ----------             -----------
Total increase (decrease) in net assets                                                 4,772,857              78,973,322
Net assets at beginning of year (Note 1)                                               81,963,742               2,990,420**
                                                                                       ----------               ---------
Net assets at end of year                                                            $ 86,736,599            $ 81,963,742
                                                                                     ============            ============

 * When shares became publicly available.
** Initial capital of $3,000,000 was contributed on June 21, 2000. The Fund had a decrease in net assets resulting from operations of $9,580 during the period from June 21, 2000 to June 26, 2000 (when shares became publicly available).

See accompanying notes to financial statements.

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15   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Focused Growth Fund (formerly known as AXP Focus 20 Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium and large size companies. On June 21, 2000, American Express Financial Corporation (AEFC) invested $3,000,000 in the Fund which represented 598,200 shares for Class A, 600 shares for Class B, 600 shares for Class C and 600 shares for Class Y, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 26, 2000.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


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16   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


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17   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $802,153 resulting in a net reclassification adjustment to decrease paid-in capital by $802,153.

There were no distributions paid for the fiscal periods ended March 31, 2002 and 2001.

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                   $         --
Accumulated gain (loss)                                         $(70,731,463)
Unrealized appreciation (depreciation)                          $ (8,956,453)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $100,833 for the year ended March 31, 2002.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

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18   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $296,989 for Class A, $34,264 for Class B and $1,303 for Class C for the year ended March 31, 2002.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until March 31, 2003. Under this agreement, total expenses will not exceed 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.16% for Class Y. In addition, for the year ended March 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.26% for Class A shares, 2.04% for Class B shares, 2.04% for Class C shares and 1.06% for Class Y shares.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $7,478 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $79,434,462 and $63,178,050, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $2,522 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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19   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                    Year ended March 31, 2002
                                             Class A       Class B    Class C     Class Y
Sold                                      12,070,711    5,681,941    399,500         --
Issued for reinvested distributions               --           --         --         --
Redeemed                                  (9,453,719)  (3,643,125)  (204,966)        --
                                          ----------   ----------   --------       ----
Net increase (decrease)                    2,616,992    2,038,816    194,534         --
                                           ---------    ---------    -------       ----

                                                 June 26, 2000* to March 31, 2001
                                             Class A       Class B    Class C     Class Y
Sold                                      26,249,800   12,672,738    709,171       8,844
Issued for reinvested distributions               --           --         --          --
Redeemed                                  (4,128,476)  (1,093,632)   (65,444)       (684)
                                          ----------   ----------    -------        ----
Net increase (decrease)                   22,121,324   11,579,106    643,727       8,160
                                          ----------   ----------    -------       -----

* When shares became publicly available.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                                 Year ended March 31, 2002
                                                           Puts
                                                 Contracts        Premiums
Balance March 31, 2001                               --           $     --
Opened                                              400             72,798
Closed                                               --                 --
Exercised                                            --                 --
Expired                                            (400)           (72,798)
                                                   ----            -------
Balance March 31, 2002                               --           $     --
                                                   ----           --------

See "Summary of significant accounting policies."

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $70,731,463 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


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20   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                          2002        2001(b)
Net asset value, beginning of period                   $2.35      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.01)       (.01)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.16)      (2.63)
Net asset value, end of period                         $2.19      $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                  $55         $53
Ratio of expenses to average daily net assets(c)       1.26%(e)    1.30%(d),(e)
Ratio of net investment income (loss)
to average daily net assets                            (.65%)      (.47%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (6.81%)    (52.81%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                           2002        2001(b)
Net asset value, beginning of period                   $2.34      $ 4.99
Income from investment operations:
Net investment income (loss)                            (.03)       (.03)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.18)      (2.65)
Net asset value, end of period                         $2.16      $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                  $29         $27
Ratio of expenses to average daily net assets(c)       2.04%(f)    2.07%(d),(f)
Ratio of net investment income (loss)
to average daily net assets                           (1.43%)     (1.25%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (7.69%)    (53.11%)

See accompanying notes to financial highlights.

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21   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                           2002      2001(b)
Net asset value, beginning of period                   $2.34      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.03)       (.02)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.18)      (2.64)
Net asset value, end of period                         $2.16      $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                   $2          $2
Ratio of expenses to average daily net assets(c)       2.04%(g)    2.07%(d),(g)
Ratio of net investment income (loss)
to average daily net assets                           (1.43%)     (1.25%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (7.69%)    (53.01%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                           2001      2001(b)
Net asset value, beginning of period                   $2.35      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.01)       (.01)
Net gains (losses) (both realized and unrealized)       (.14)      (2.62)
Total from investment operations                        (.15)      (2.63)
Net asset value, end of period                         $2.20      $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                  $--         $--
Ratio of expenses to average daily net assets(c)       1.06%(h)    1.11%(d),(h)
Ratio of net investment income (loss)
to average daily net assets                            (.46%)      (.34%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (6.38%)    (52.81%)

See accompanying notes to financial highlights.

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22   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.40% and 1.59% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.16% and 2.35% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.16% and 2.35% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.24% and 1.36% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

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23   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Investments in Securities
AXP Focused Growth Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (96.3%)
Issuer                                      Shares            Value(a)
Banks and savings & loans (2.3%)
Bank of America                             20,000           $1,360,400
Fifth Third Bancorp                         10,000              674,800
Total                                                         2,035,200

Communications equipment & services (4.1%)
Fairchild Semiconductor Intl Cl A           40,000(b)         1,144,000
Nokia ADR Cl A                              80,000(c)         1,659,200
Powerwave Technologies                      60,000(b)           772,200
Total                                                         3,575,400

Computers & office equipment (20.1%)
Brocade Communications
  Systems                                   90,000(b)         2,430,000
Cisco Systems                              150,000(b)         2,539,500
Dell Computer                               35,000(b)           913,850
Electronic Arts                             30,000(b)         1,824,000
Emulex                                      10,000(b)           329,300
Intuit                                      20,000(b)           767,200
Microsoft                                   60,000(b)         3,618,600
Oracle                                      30,000(b)           384,000
QLogic                                      20,000(b)           990,400
SAP ADR                                     25,000(c)           930,000
VERITAS Software                            60,000(b)         2,629,800
Total                                                        17,356,650

Electronics (15.5%)
Applied Materials                           40,000(b)         2,170,800
Intel                                      105,000            3,193,050
KLA-Tencor                                  20,000(b)         1,330,000
Maxim Integrated Products                   50,000(b)         2,785,500
Taiwan Semiconductor Mfg ADR                40,000(b,c)         830,000
Texas Instruments                           45,000            1,489,500
Xilinx                                      40,000(b)         1,594,400
Total                                                        13,393,250

Financial services (4.0%)
Citigroup                                   70,000            3,466,400

Health care (15.1%)
Amgen                                       20,000(b)         1,193,600
Baxter Intl                                 25,000            1,488,000
Genentech                                   20,000(b)         1,009,000
Johnson & Johnson                           30,000            1,948,500
MedImmune                                   20,000(b)           786,600
Medtronic                                   60,000            2,712,600
Pfizer                                     100,000            3,974,000
Total                                                        13,112,300

Health care services (1.2%)
Cardinal Health                             15,000            1,063,350

Industrial equipment & services (2.5%)
Cintas                                      20,000              997,200
Fastenal                                    15,000            1,129,800
Total                                                         2,127,000

Insurance (5.2%)
ACE                                         40,000(c)         1,668,000
American Intl Group                         40,000            2,885,600
Total                                                         4,553,600

Leisure time & entertainment (4.7%)
AOL Time Warner                             20,000(b)           473,000
Harley-Davidson                             30,000            1,653,900
Viacom Cl B                                 40,000(b)         1,934,800
Total                                                         4,061,700

Media (1.5%)
Clear Channel Communications                25,000(b)         1,285,250

Multi-industry conglomerates (4.3%)
General Electric                           100,000            3,745,000

Retail (15.0%)
Best Buy                                    40,000(b)         3,168,000
Home Depot                                  50,000            2,430,500
Kohl's                                      20,000(b)         1,423,000
Lowe's Companies                            15,000              652,350
Target                                      30,000            1,293,600
Wal-Mart Stores                             50,000            3,064,500
Walgreen                                    25,000              979,750
Total                                                        13,011,700

Transportation (0.8%)
Heartland Express                           35,000(b)           698,591

Total common stocks
(Cost: $89,175,738)                                         $83,485,391

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Short-term securities (3.9%)
Issuer                                 Annualized        Amount        Value(a)
                                     yield on date     payable at
                                      of purchase       maturity
U.S. government agencies
Federal Home Loan Bank Disc Nts
  05-10-02                                1.78%        $2,000,000     $1,995,747
  05-24-02                                1.79            500,000        498,545
Federal Home Loan Mtge Corp Disc Nts
  04-30-02                                1.75            600,000        599,038
  05-21-02                                1.80            300,000        299,190

Total short-term securities
(Cost: $3,392,735)                                                    $3,392,520

Total investments in securities
(Cost: $92,568,473)(d)                                               $86,877,911

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 5.9% of net assets.

(d) At March 31, 2002, the cost of securities for federal income tax purposes was $95,834,364 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $  5,829,359
     Unrealized depreciation                                     (14,785,812)
                                                                 -----------
     Net unrealized depreciation                                $ (8,956,453)
                                                                ============

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25   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended March 31, 2002 and for the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Growth Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 3, 2002

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13 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Growth Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $209,621,560)                                                                      $223,080,945
Cash in bank on demand deposit                                                                           13,358,539
Capital shares receivable                                                                                   353,362
Dividends and accrued interest receivable                                                                    21,696
Receivable for investment securities sold                                                                 1,760,751
                                                                                                          ---------
Total assets                                                                                            238,575,293
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       12,250
Payable for investment securities purchased                                                               7,453,452
Payable upon return of securities loaned (Note 5)                                                         3,036,400
Accrued investment management services fee                                                                    5,610
Accrued distribution fee                                                                                      3,050
Accrued transfer agency fee                                                                                   1,691
Accrued administrative services fee                                                                             488
Other accrued expenses                                                                                      132,765
                                                                                                            -------
Total liabilities                                                                                        10,645,706
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $227,929,587
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    516,553
Additional paid-in capital                                                                              228,722,126
Accumulated net realized gain (loss) (Note 7)                                                           (14,768,477)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                           13,459,385
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $227,929,587
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $151,595,643
                                                            Class B                                    $ 71,373,085
                                                            Class C                                    $  4,894,303
                                                            Class Y                                    $     66,556
Net asset value per share of outstanding capital stock:     Class A shares         34,257,452          $       4.43
                                                            Class B shares         16,267,197          $       4.39
                                                            Class C shares          1,115,567          $       4.39
                                                            Class Y shares             15,037          $       4.43
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $  2,795,215
                                                                                                       ------------

See accompanying notes to financial statements.

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14 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Growth Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                                              $    198,532
Interest                                                                                                    382,784
                                                                                                            -------
Total income                                                                                                581,316
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                        1,074,990
Distribution fee
   Class A                                                                                                  199,676
   Class B                                                                                                  331,663
   Class C                                                                                                   21,243
Transfer agency fee                                                                                         284,329
Incremental transfer agency fee
   Class A                                                                                                   20,936
   Class B                                                                                                   16,885
   Class C                                                                                                    1,277
Service fee -- Class Y                                                                                           23
Administrative services fees and expenses                                                                    92,972
Compensation of board members                                                                                10,085
Custodian fees                                                                                              176,447
Printing and postage                                                                                         26,109
Registration fees                                                                                           152,282
Audit fees                                                                                                   14,000
Other                                                                                                        16,111
                                                                                                             ------
Total expenses                                                                                            2,439,028
   Expenses reimbursed by AEFC (Note 2)                                                                    (405,723)
                                                                                                          --------
                                                                                                          2,033,305
   Earnings credits on cash balances (Note 2)                                                                  (909)
                                                                                                               ----
Total net expenses                                                                                        2,032,396
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,451,080)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                              (13,430,311)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    17,795,722
                                                                                                         ----------
Net gain (loss) on investments                                                                            4,365,411
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                        $  2,914,331
                                                                                                       ============

See accompanying notes to financial statements.

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15 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Growth Fund
                                                                                 March 31, 2002     For the period from
                                                                                   Year ended        Jan. 24, 2001* to
                                                                                                      March 31, 2001
Operations and distributions
Investment income (loss) -- net                                                  $ (1,451,080)          $    (6,896)
Net realized gain (loss) on security transactions                                 (13,430,311)           (1,333,893)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              17,795,722            (4,610,332)
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                     2,914,331            (5,951,121)
                                                                                    ---------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                          (29,950)                   --
     Class Y                                                                              (33)                   --
                                                                                          ---                  ----
Total distributions                                                                   (29,983)                   --
                                                                                      -------                  ----
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        132,605,574            19,911,035
   Class B shares                                                                  67,170,438             8,635,752
   Class C shares                                                                   4,581,938               518,887
   Class Y shares                                                                      65,583                    --
Reinvestment of distributions at net asset value
   Class A shares                                                                      26,024                    --
   Class Y shares                                                                          32                    --
Payments for redemptions
   Class A shares                                                                 (12,917,220)             (319,145)
   Class B shares (Note 2)                                                         (4,172,757)             (105,574)
   Class C shares (Note 2)                                                           (281,769)                 (230)
   Class Y shares                                                                      (1,304)                   --
                                                                                       ------                  ----
Increase (decrease) in net assets from capital share transactions                 187,076,539            28,640,725
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           189,960,887            22,689,604
Net assets at beginning of year (Note 1)                                           37,968,700            15,279,096**
                                                                                   ----------            ----------
Net assets at end of year                                                        $227,929,587           $37,968,700
                                                                                 ============           ===========
Undistributed net investment income                                              $         --           $    29,699
                                                                                 ------------           -----------

 * When shares became publicly available.
** Initial capital of $15,000,000 was contributed on Jan. 17, 2001. The Fund had an increase in net assets resulting from operations of $279,036 during the period from Jan. 17, 2001 to Jan. 24, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

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16 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Partners Small Cap Growth Fund (formerly known as AXP Small Cap Growth Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies. On Jan. 17, 2001, American Express Financial Corporation (AEFC) invested $15,000,000 in the Fund which represented 2,959,600 shares for Class A, 20,000 shares for Class B, 20,000 shares for Class C and 400 shares for Class Y, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on Jan. 24, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk

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17 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

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18 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,451,364 and accumulated net realized loss has been decreased by $119 resulting in a net reclassification adjustment to decrease paid-in capital by $1,451,483.

The tax character of distributions paid for the periods indicated is as follows:

                                                          For the period from
                                     March 31, 2002         Jan. 24, 2001* to
                                       Year ended            March 31, 2001
Class A
Distributions paid from:
    Ordinary income                       $29,950                 $--
    Long-term capital gain                     --                  --

Class Y
Distributions paid from:
    Ordinary income                            33                  --
    Long-term capital gain                     --                  --
                                          -------                 ---

* When shares became publicly available.

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                            $         --
Accumulated gain (loss)                                  $(11,619,116)
Unrealized appreciation (depreciation)                   $ 10,310,024

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

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19 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.92% to 0.795% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment increased the fee by $15,300 for the year ended March 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Investment Subadvisory Agreements with INVESCO Funds Group, Inc., Neuberger Berman Management Inc. and RS Investment Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,184,603 for Class A, $21,913 for Class B and $704 for Class C for the year ended March 31, 2002.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until March 31, 2003. Under this agreement, total expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y of the Fund's average daily net assets. In addition, for the year ended March 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.53% for Class A shares and 1.35% for Class Y shares.

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20 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $909 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $333,237,407 and $160,293,496, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Year ended March 31, 2002
                                             Class A          Class B            Class C         Class Y

Sold                                       30,115,668        15,362,339        1,052,267            14,972
Issued for reinvested distributions             5,657                --               --                 7
Redeemed                                   (3,060,204)         (970,454)         (67,865)             (342)
                                           ----------          --------          -------              ----
Net increase (decrease)                    27,061,121        14,391,885          984,402            14,637
                                           ----------        ----------          -------            ------

                                                           Jan. 24, 2001* to March 31, 2001
                                             Class A          Class B            Class C         Class Y
Sold                                        4,309,409         1,881,146          111,219                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                      (72,678)          (25,834)             (54)               --
                                              -------           -------              ---              ----
Net increase (decrease)                     4,236,731         1,855,312          111,165                --
                                            ---------         ---------          -------              ----

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002, securities valued at $2,795,215 were on loan to brokers. For collateral, the Fund received $3,036,400 in cash. Income from securities lending amounted to $12,729 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $11,619,116 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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21 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002    2001(b)
Net asset value, beginning of period                         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                  (.03)       --
Net gains (losses) (both realized and unrealized)              .33      (.96)
Total from investment operations                               .30      (.96)
Net asset value, end of period                               $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                       $152       $30
Ratio of expenses to average daily net assets(c),(e)         1.53%     1.50%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.02%)    (.03%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              7.29%   (18.86%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                  (.04)     (.01)
Net gains (losses) (both realized and unrealized)              .31      (.96)
Total from investment operations                               .27      (.97)
Net asset value, end of period                               $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                        $71        $8
Ratio of expenses to average daily net assets(c),(f)         2.31%     2.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.81%)    (.78%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              6.55%   (19.06%)

See accompanying notes to financial highlights.

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22 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                  (.04)     (.01)
Net gains (losses) (both realized and unrealized)              .31      (.96)
Total from investment operations                               .27      (.97)
Net asset value, end of period                               $4.39      $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                         $5        $1
Ratio of expenses to average daily net assets(c),(g)         2.31%     2.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.81%)    (.77%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              6.55%   (19.06%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                 (.02)        --
Net gains (losses) (both realized and unrealized)              .32      (.96)
Total from investment operations                               .30      (.96)
Net asset value, end of period                               $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                        $--       $--
Ratio of expenses to average daily net assets(c),(h)         1.35%     1.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                  (.98%)     .11%(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              7.32%   (18.86%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.89% and 4.37% for the periods ended 2002 and 2001, respectively.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.65% and 5.51% for the periods ended 2002 and 2001, respectively.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.65% and 5.51% for the periods ended 2002 and 2001, respectively.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.71% and 4.07% for the periods ended 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

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23 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Investments in Securities
AXP Partners Small Cap Growth Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (92.0%)
Issuer                                         Shares            Value(a)

Aerospace & defense (1.8%)
Alliant Techsystems                           16,400(b)       $1,672,636
DRS Technologies                              13,600(b)          564,264
Goodrich                                      17,000             537,880
Herley Inds                                   20,000(b)          400,000
Titan                                         47,500(b)          980,875
Total                                                          4,155,655

Airlines (0.3%)
AirTran Holdings                              70,000(b)          423,500
Frontier Airlines                             17,500(b)          320,600
Total                                                            744,100

Automotive & related (0.6%)
American Axle & Mfg Holdings                  20,100(b)          582,900
GenCorp                                       50,000             786,000
Total                                                          1,368,900

Banks and savings & loans (3.7%)
Alliance Data Systems                         76,900(b)        1,933,266
Boston Private Financial Holdings             56,200           1,503,350
City Natl                                     12,100             636,581
Commerce Bancorp                              22,200             996,780
Cullen/Frost Bankers                          14,200             509,354
Eoronet Worldwide                             60,200(b)        1,023,400
Net.B@nk                                      16,000(b)          270,400
Roslyn Bancorp                                13,700             283,590
Silicon Valley Bancshares                     23,500(b)          710,875
UCBH Holdings                                 14,000             503,720
Total                                                          8,371,316

Beverages & tobacco (0.8%)
Constellation Brands                           9,500(b)          522,120
Vector Group                                  43,185           1,235,091
Total                                                          1,757,211

Building materials & construction (0.7%)
Dycom Inds                                     7,900(b)          118,105
Florida Rock Inds                              9,000             358,560
Louisiana-Pacific                             62,000(b)          665,880
Simpson Mfg                                    8,000(b)          489,200
Total                                                          1,631,745

Chemicals (1.6%)
Crompton                                      14,100             174,135
Lyondell Chemical                             43,800             727,518
Millipore                                      9,550(b)          422,492
OM Group                                      10,000             723,000
Omnova Solutions                              25,600             212,480
Stericycle                                    10,900(b)          681,915
Waste Connections                             21,500(b)          720,465
Total                                                          3,662,005

Communications equipment & services (2.1%)
ADC Telecommunications                        50,000(b)          203,500
AirGate PCS                                   68,300(b)          956,200
C-COR.net                                     27,500(b)          495,000
Finisar                                       69,400(b)          534,380
Intrado                                       41,800(b)          910,822
Nextel Partners Cl A                          50,000(b)          301,000
NMS Communications                            75,000(b)          319,500
Polycom                                       15,600(b)          383,760
Powerwave Technologies                        27,100(b)          348,777
REMEC                                          6,000(b)           55,500
Tekelec                                       27,500(b)          315,150
Total                                                          4,823,589

Computers & office equipment (19.8%)
Agile Software                                10,900(b)          131,890
Alloy                                        139,000(b)        2,089,170
Answerthink                                   89,100(b)          580,041
Anteon Intl                                    4,600(b)           95,680
Aspen Technology                              23,550(b)          539,295
Auspex Systems                               450,000(b)          562,500
BEA Systems                                   30,000(b)          411,300
BISYS Group                                   12,000(b)          423,000
Borland Software                              63,200(b)          822,232
Centillium Communications                     47,000(b)          568,700
Chordiant Software                           100,000(b)          727,000
Click2learn                                  226,300(b)        1,115,659
Concurrent Computer                           43,200(b)          358,992
Delano Technology                            250,000(b,c)        140,000
DiamondCluster Intl Cl A                      50,000(b)          646,000
Docent                                        42,100(b)           74,517
EarthLink                                     64,200(b)          651,630
Entrust                                      110,000(b)          558,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Computers & office equipment (cont.)
Extreme Networks                              50,000(b)         $520,000
Handspring                                   131,200(b)          611,392
Henry (Jack) & Associates                     13,400             297,212
I-many                                        95,000(b)          471,200
iManage                                      207,800(b)        1,388,104
Insight Enterprises                           60,200(b)        1,362,928
Intergraph                                    36,000(b)          633,960
Internet Security Systems                     17,300(b)          395,305
Investment Technology Group                   13,750(b)          725,175
Investors Financial Services                  15,850           1,205,393
IONA Technologies-ADR                         96,500(b,c)      1,633,745
Kronos                                        17,700(b)          831,546
Lantronix                                    212,200(b)          549,598
Lawson Software                               64,800(b)          777,600
M-Systems Flash Disk Pioneers                 59,500(b,c)        554,540
Manhattan Associates                          14,000(b)          533,400
Manugistics Group                             38,300(b)          822,684
MatrixOne                                     60,000(b)          535,200
McAfee.com                                    35,000(b)          576,450
McDATA Cl A                                   47,800(b)          567,386
Midway Games                                   9,900(b)          133,254
Netegrity                                     80,900(b)        1,196,511
OPNET Technologies                            68,000(b)          648,040
PEC Solutions                                 16,800(b)          413,112
PLATO Learning                               129,400(b)        2,289,085
Precise Software Solutions                    71,200(b,c)      1,658,248
QLogic                                        12,100(b)          599,192
Quest Software                                22,700(b)          342,997
Raindance Communications                     198,600(b)          693,114
Renaissance Learning                          11,000(b)          359,700
Retek                                         14,100(b)          370,125
Secure Computing                              68,600(b)        1,345,246
SeeBeyond Technology                          59,000(b)          451,350
SkillSoft                                     12,200(b)          281,210
SmartForce ADR                                11,400(b)          119,700
SonicWALL                                     33,900(b)          442,056
Stellent                                      19,150(b)          184,415
Support.com                                  350,000(b)        1,057,000
TALX                                          35,240             563,840
TeleTech Holdings                             55,000(b)          738,650
THQ                                            5,800(b)          284,780
Tier Technologies Cl B                        32,900(b)          580,685
Tripos                                        50,000(b)        1,309,000
Verity                                        32,500(b)          574,600
Viewpoint                                    229,400(b)        1,385,576
Vitria Technology                             75,000(b)          296,250
Websense                                       7,200(b)          181,152
Witness Systems                               68,800(b)          968,016
Total                                                         44,956,128

Electronics (11.2%)
Aeroflex                                      70,200(b)          902,772
Alpha Inds                                    24,800(b)          378,200
Anaren Microwave                              36,300(b)          527,439
Artisan Components                           174,400(b)        2,895,040
ATI Technologies                              70,000(b,c)        938,000
ATMI                                          16,700(b)          525,215
Brooks Automation                             14,000(b)          636,160
Cable Design Technologies                     35,000(b)          467,250
Cohu                                          12,300             350,427
Conductus                                    237,800(b)          523,160
Cree                                          20,500(b)          279,415
DDi                                           17,800(b)          151,834
Elantec Semiconductor                          6,900(b)          295,113
ESS Technology                                82,400(b)        1,708,976
Exar                                          16,400(b)          336,856
Genesis Microchip                             20,900(b)          543,400
Genus                                         50,000(b)          212,500
HEI                                          112,000(b)          683,200
Integrated Device Technology                  21,200(b)          704,688
IXYS                                          30,000(b)          350,700
LTX                                           58,100(b)        1,579,739
Microsemi                                     38,300(b)          625,056
Microtune                                     85,800(b)        1,232,946
MIPS Technologies Cl A                        55,000(b)          404,800
Mykrolis                                       6,700(b)          100,500
Oak Technology                                44,500(b)          662,160
OSI Systems                                   20,500(b)          516,600
Pemstar                                       41,500(b)          398,400
Photon Dynamics                               12,500(b)          636,125
Plexus                                        20,900(b)          493,240
Power-One                                    173,700(b)        1,420,866
Semtech                                       17,300(b)          631,450
Silicon Laboratories                          13,200(b)          466,356
Therma-Wave                                   50,000(b)          722,000
TriQuint Semiconductor                        45,000(b)          540,450
TTM Technologies                              18,000(b)          178,380
Varian Medical Systems                        15,700(b)          642,130
Varian Semiconductor Equipment Associates      9,600(b)          432,000
Veeco Instruments                              7,300(b)          255,500
Total                                                         25,349,043

Energy (0.5%)
Newfield Exploration                          12,500(b)          462,375
Ocean Energy                                  35,000             692,650
Total                                                          1,155,025

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Energy equipment & services (4.5%)
Boots & Coots/Intl Well Control              375,000(b)         $135,000
Cal Dive Intl                                 63,600(b)        1,583,640
Evergreen Resources                            2,700(b)          112,590
FMC Technologies                              30,000(b)          597,900
Global Inds                                   27,100(b)          252,843
Horizon Offshore                              20,300(b)          238,119
Key Energy Services                           70,000(b)          750,400
Natl-Oilwell                                  57,700(b)        1,461,541
Newpark Resources                             35,000(b)          271,250
Oceaneering Intl                               6,300(b)          182,700
Patterson-UTI Energy                          51,400(b)        1,528,636
Precision Drilling                            21,400(b,c)        683,944
Pride Intl                                    73,200(b)        1,163,880
Smith Intl                                    11,500(b)          779,125
Superior Energy Services                      61,700(b)          620,702
Total                                                         10,362,270

Financial services (0.8%)
Affiliated Managers Group                      9,100(b)          653,653
Intrawest                                      6,200(c)          112,034
Raymond James Financial                       17,400             595,602
Waddell & Reed Financial Cl A                 16,500             502,920
Total                                                          1,864,209

Food (0.6%)
American Italian Pasta Cl A                   16,510(b)          749,554
Performance Food Group                        21,900(b)          715,254
Total                                                          1,464,808

Health care (10.1%)
American Medical Systems Holdings             61,100(b)        1,375,361
Aradigm                                      100,000(b)          470,000
Arena Pharmaceuticals                         90,000(b)          896,400
ArthoCare                                     18,400(b)          331,384
Atrix Laboratories                            16,800(b)          382,536
BriteSmile                                   138,000(b)          741,060
Cell Therapeutics                             40,700(b)        1,010,581
Cephalon                                      29,100(b)        1,833,300
Conceptus                                     27,500(b)          592,625
CV Therapeutics                               33,100(b)        1,198,220
D&K Healthcare Resources                      14,300             858,286
Endo Pharmaceuticals Holdings                 51,400(b)          519,140
Endocardial Solutions                          9,600(b)           77,856
Endocare                                      79,000(b)        1,557,090
Esperion Therapeutics                         70,000(b)          426,300
First Horizon Pharmaceutical                  19,800(b)          442,728
Impax Laboratories                            62,300(b)          432,362
Integra LifeSciences Holdings                 22,400(b)          630,112
InterMune                                     21,700(b)          652,519
Interneuron Pharmaceuticals                   50,000(b)          437,500
Martek Biosciences                            40,000(b)        1,259,160
Medarex                                       12,300(b)          198,387
MedSource Technologies                        30,000(b,c)        388,800
Neurocrine Biosciences                         9,600(b)          389,664
Novavax                                       70,600(b)          807,664
NPS Pharmaceuticals                            6,900(b)          225,147
Regeneration Technologies                    107,700(b)          780,825
Salix Pharmaceuticals                         41,400(b)          725,742
Scios                                         15,400(b)          445,522
Thoratec                                      77,300(b)          846,435
Transkaryotic Therapies                        9,000(b)          387,450
Trimeris                                       8,500(b)          367,200
Wright Medical Group                          55,200(b)        1,108,968
Total                                                         22,796,324

Health care services (5.9%)
Accredo Health                                22,225(b)        1,272,826
Charles River Laboratories Intl               18,300(b)          567,300
Conneetics                                    70,000(b)          679,000
Cross Country                                 22,000(b)          594,000
CryoLife                                      31,800(b)          664,620
Cytyc                                          4,400(b)          118,448
DaVita                                        13,600(b)          344,080
DIANON Systems                                16,000(b)        1,038,080
First Health Group                            28,900(b)          697,357
IMPATH                                        15,600(b)          640,224
Insmed                                       100,000(b)          280,000
Med-Design                                    18,000(b)          252,900
NeoPharm                                      50,000           1,074,500
OSI Pharmaceuticals                           22,100(b)          865,215
Pharmaceutical Product Development            20,100(b)          700,485
Province Healthcare                           47,350(b)        1,504,309
Renal Care Group                              11,000(b)          360,800
Select Medical                                59,400(b)          950,994
Specialty Laboratories                        11,700(b)          279,513
United Surgical Partners Intl                 10,800(b)          250,560
XOMA                                          48,000(b)          412,320
Total                                                         13,547,531

Household products (--%)
Playtex Products                               5,000(b)           54,300

Industrial equipment & services (0.1%)
Manitowoc                                      4,900             193,550

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Insurance (2.2%)
Berkley (WR)                                  19,100          $1,097,868
Clark/Bardes                                  49,800(b)        1,434,240
Gallagher (Arthur J)                          18,800             616,076
HCC Insurance Holdings                        67,400           1,883,830
Total                                                          5,032,014

Leisure time & entertainment (3.3%)
Acclaim Entertainment                        140,000(b)          635,600
Activision                                    57,650(b)        1,719,699
Alliance Gaming                               40,200(b)        1,227,306
Magna Entertainment Cl A                      43,700(b,c)        353,970
Polaris Inds                                   8,800             560,560
Racing Champions                              23,350(b)          449,488
Scientific Games Holdings                    153,300(b)        1,283,121
Station Casinos                               40,000(b)          666,000
Thor Inds                                     15,000             709,500
Total                                                          7,605,244

Media (1.7%)
Cox Radio Cl A                                 8,500(b)          241,400
Crown Media Holdings Cl A                    126,600(b)        1,569,840
Entravision Communications Cl A               51,800(b)          766,640
Radio One Cl D                                34,000(b)          700,400
TiVo                                          80,200(b)          425,060
University of Phoenix Online                   5,950(b)          248,948
Total                                                          3,952,288

Metals (1.1%)
Commercial Metals                             13,000             546,000
Maverick Tube                                 59,800(b)          975,936
Oregon Steel Mills                           115,000(b)          874,000
Total                                                          2,395,936

Multi-industry conglomerates (6.4%)
AMN Healthcare Services                       19,700(b)          529,930
Career Education                              20,500(b)          811,800
Coinstar                                      88,400(b)        2,978,196
Corinthian Colleges                           18,000(b)          909,900
Corporate Executive Board                     19,800(b)          742,718
Diebold                                       16,000             651,840
Education Management                          15,000(b)          632,550
Global Imaging Systems                        42,400(b)          780,160
Heidrick & Struggles Intl                     38,900(b)          809,120
MemberWorks                                  125,200(b)        2,370,036
Right Management Consultants                  10,000(b)          253,200
RMH Teleservices                             103,500(b)        2,049,300
Spherion                                      33,100(b)          365,755
The Princeton Review                          81,400(b)          708,180
Total                                                         14,592,685

Restaurants & lodging (0.8%)
AFC Enterprises                               12,500(b)          418,125
California Pizza Kitchen                      20,400(b)          510,204
CBRL Group                                    12,000             341,640
New World Restaurant Group                   130,000(b)           54,600
Panera Bread Cl A                              7,400(b)          471,454
Total                                                          1,796,023

Retail (7.1%)
A.C. Moore Arts & Crafts                      15,700(b)          598,955
American Eagle Outfitters                     26,500(b)          656,405
AnnTaylor Stores                              17,600(b)          760,672
Copart                                        23,750(b)          426,075
Cost Plus                                     22,100(b)          604,709
dELiAs Cl A                                  298,000(b)        1,897,962
Duane Reade                                   10,600(b)          360,188
GameStop                                      37,700(b)          761,540
Gap                                           45,000             676,800
Gymboree                                      27,300(b)          402,675
Hollywood Entertainment                       33,100(b)          556,080
J. Jill Group                                 61,500(b)        1,749,675
Linens `N Things                              22,000(b)          671,660
Overture Services                             15,100(b)          421,592
Pacific Sunwear of California                 25,000(b)          615,000
Pier 1 Imports                                19,100             393,269
priceline.com                                200,000(b)        1,046,000
Ross Stores                                   12,300             465,309
Stage Stores                                  26,900(b)          715,540
Too                                           40,500(b)        1,194,345
Tuesday Morning                               21,600(b)          440,662
Whole Foods Market                             4,600(b)          210,174
Williams-Sonoma                               12,500(b)          574,875
Total                                                         16,200,162

Textiles & apparel (1.5%)
Charlotte Russe Holding                       36,400(b)          944,216
Coach                                         11,500(b)          583,165
Hot Topic                                     29,550(b)          617,595
Oakley                                        70,600(b)        1,263,740
Total                                                          3,408,716

Transportation (2.3%)
Forward Air                                   25,000(b)          791,250
Heartland Express                              9,855(b)          196,706
Hunt (JB) Transport Services                  25,000(b)          710,750
Landstar System                               10,500(b)          974,400
RailAmerica                                   41,200(b)          433,424
Roadway Express                               17,500             647,500
Ryder System                                  25,000             738,500
Werner Enterprises                            33,333             698,319
Total                                                          5,190,849

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Utilities -- electric (0.3%)
Calpine                                       60,000(b)         $762,000

Utilities -- telephone (0.2%)
Allegiance Telecom                            15,200(b)           45,600
Choice One Communications                     21,500(b)           35,045
CTC Communications Group                      13,600(b)           34,680
Latitude Communications                       80,000(b)          184,000
Primus Telecommunications Group               95,200(b)           48,552
Total                                                            347,877

Total common stocks
(Cost: $196,081,477)                                        $209,541,503

Short-term security (5.9%)
Issuer                    Annualized        Amount             Value(a)
                       yield on date      payable at
                         of purchase        maturity

U.S. government agency
Federal Home Loan Mtge Corp Disc Nt
     04-01-02                  1.70%     $13,542,000         $13,539,442

Total short-term security
(Cost: $13,540,083)                                          $13,539,442

Total investments in securities
(Cost: $209,621,560)(d)                                     $223,080,945

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 2.8% of net assets.

(d) At March 31, 2002, the cost of securities for federal income tax purposes was $212,770,921 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $ 21,694,481
     Unrealized depreciation                                 (11,384,457)
                                                             -----------
     Net unrealized appreciation                            $ 10,310,024
                                                            ------------

--------------------------------------------------------------------------------
28 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Cap Advantage Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2002, and the financial highlights for each of the years in the two-year period ended March 31, 2002 and for the period from May 4, 1999 (commencement of operations) to March 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Small Cap Advantage Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
May 3, 2002

--------------------------------------------------------------------------------
13 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $602,016,730)                                                                      $650,827,187
Cash in bank on demand deposit                                                                              181,755
Capital shares receivable                                                                                    69,704
Dividends and accrued interest receivable                                                                   494,157
Receivable for investment securities sold                                                                 8,967,835
                                                                                                          ---------
Total assets                                                                                            660,540,638
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                        3,038
Payable for investment securities purchased                                                               7,410,628
Payable upon return of securities loaned (Note 5)                                                        12,615,000
Accrued investment management services fee                                                                   12,447
Accrued distribution fee                                                                                      8,895
Accrued transfer agency fee                                                                                   2,814
Accrued administrative services fee                                                                             967
Other accrued expenses                                                                                      276,709
                                                                                                            -------
Total liabilities                                                                                        20,330,498
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $640,210,140
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,187,580
Additional paid-in capital                                                                              648,171,646
Undistributed net investment income                                                                          92,156
Accumulated net realized gain (loss) (Note 7)                                                           (58,051,699)
Unrealized appreciation (depreciation) on investments                                                    48,810,457
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $640,210,140
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $414,254,401
                                                            Class B                                    $220,780,591
                                                            Class C                                    $  5,015,231
                                                            Class Y                                    $    159,917
Net asset value per share of outstanding capital stock:     Class A shares         76,231,473          $       5.43
                                                            Class B shares         41,553,533          $       5.31
                                                            Class C shares            943,710          $       5.31
                                                            Class Y shares             29,281          $       5.46
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $ 12,335,870
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Statement of operations
AXP Small Cap Advantage Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                                               $ 4,410,787
Interest                                                                                                  1,159,638
   Less foreign taxes withheld                                                                               (9,275)
                                                                                                            ------
Total income                                                                                              5,561,150
                                                                                                          =========
Expenses (Note 2):
Investment management services fee                                                                        3,737,351
Distribution fee
   Class A                                                                                                  962,860
   Class B                                                                                                2,035,989
   Class C                                                                                                   35,742
Transfer agency fee                                                                                       1,278,391
Incremental transfer agency fee
   Class A                                                                                                   94,334
   Class B                                                                                                   81,476
   Class C                                                                                                    1,970
Service fee -- Class Y                                                                                          145
Administrative services fees and expenses                                                                   341,955
Compensation of board members                                                                                11,210
Custodian fees                                                                                               76,216
Printing and postage                                                                                        135,215
Registration fees                                                                                           159,330
Audit fees                                                                                                   16,250
Other                                                                                                        40,031
                                                                                                             ------
Total expenses                                                                                            9,008,465
   Earnings credits on cash balances (Note 2)                                                               (12,398)
                                                                                                            -------
Total net expenses                                                                                        8,996,067
Investment income (loss) -- net                                                                          (3,434,917)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (1,062,450)
Net change in unrealized appreciation (depreciation) on investments                                      75,961,359
                                                                                                         ----------
Net gain (loss) on investments                                                                           74,898,909
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $71,463,992
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Small Cap Advantage Fund

Year ended March 31,                                                                     2002                  2001
Operations and distributions
Investment income (loss) -- net                                                  $ (3,434,917)        $  (1,980,561)
Net realized gain (loss) on investments                                            (1,062,450)          (55,545,868)
Net change in unrealized appreciation (depreciation) on investments                75,961,359           (43,025,755)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                    71,463,992          (100,552,184)
                                                                                   ----------          ------------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                               --           (19,149,723)
     Class B                                                                               --           (10,112,630)
     Class C                                                                               --               (78,075)
     Class Y                                                                               --                  (118)
                                                                                   ----------          ------------
Total distributions                                                                        --           (29,340,546)
                                                                                   ----------          ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         96,312,250           188,406,169
   Class B shares                                                                  52,375,862           102,656,751
   Class C shares                                                                   2,951,397             2,789,935
   Class Y shares                                                                       6,000               154,300
Reinvestment of distributions at net asset value
   Class A shares                                                                          --            18,971,053
   Class B shares                                                                          --            10,043,123
   Class C shares                                                                          --                77,900
   Class Y shares                                                                          --                   118
Payments for redemptions
   Class A shares                                                                 (81,750,319)          (51,597,533)
   Class B shares (Note 2)                                                        (39,666,470)          (22,735,248)
   Class C shares (Note 2)                                                           (689,024)             (125,600)
                                                                                   ----------          ------------
Increase (decrease) in net assets from capital share transactions                  29,539,696           248,640,968
                                                                                   ----------          ------------
Total increase (decrease) in net assets                                           101,003,688           118,748,238
Net assets at beginning of year                                                   539,206,452           420,458,214
                                                                                   ----------          ------------
Net assets at end of year                                                        $640,210,140         $ 539,206,452
                                                                                 ============         =============
Undistributed net investment income                                              $     92,156         $      16,484
                                                                                 ------------         -------------

See accompanying notes to financial statements.

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16 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 332 shares of capital stock at $6.03 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o   Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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17 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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18 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,510,589 and accumulated net realized loss has been decreased by $91,650 resulting in a net reclassification adjustment to decrease paid-in capital by $3,602,239.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                         2002                      2001

Class A Distributions paid from:
     Ordinary income                          $--              $ 19,149,723
     Long-term capital gain                    --                        --

Class B Distributions paid from:
     Ordinary income                           --                10,112,630
     Long-term capital gain                    --                        --

Class C Distributions paid from:
     Ordinary income                           --                    78,075
     Long-term capital gain                    --                        --

Class Y Distributions paid from:
     Ordinary income                           --                       118
     Long-term capital gain                    --                        --

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                  $         --
Accumulated gain (loss)                                        $(52,058,756)
Unrealized appreciation (depreciation)                         $ 42,909,670

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

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19 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small Cap-Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $537,105 for the year ended March 31, 2002.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,360,253 for Class A and $176,802 for Class B and $1,893 for Class C for the year ended March 31, 2002.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $12,398 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

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20 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $818,754,130 and $771,799,406 respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $3,567 for the year ended March 31, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2002
                                             Class A          Class B            Class C            Class Y
Sold                                       19,039,014        10,566,053          596,147             1,174
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (16,382,742)       (8,076,022)        (141,828)               --
                                          -----------        ----------         --------             -----
Net increase (decrease)                     2,656,272         2,490,031          454,319             1,174
                                            ---------         ---------          -------             -----

                                                               Year ended March 31, 2001
                                             Class A          Class B           Class C*           Class Y
Sold                                       32,810,750        18,037,686          497,610            27,682
Issued for reinvested distributions         3,698,061         1,984,805           15,395                23
Redeemed                                   (9,167,416)       (4,100,898)         (23,614)               --
                                           ----------        ----------          -------            ------
Net increase (decrease)                    27,341,395        15,921,593          489,391            27,705
                                           ----------        ----------          -------            ------

* Inception date was June 26, 2000.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002, securities valued at $12,335,870 were on loan to brokers. For collateral, the Fund received $12,615,000 in cash. Income from securities lending amounted to $210,096 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax proposes, the Fund had a capital loss carry-over of $52,058,756 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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21 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001       2000(b)
Net asset value, beginning of period                              $4.79        $6.07        $5.00
Income from investment operations:
Net investment income (loss)                                       (.02)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.98)        1.11
Total from investment operations                                    .64         (.99)        1.10
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.43        $4.79        $6.07

Ratios/supplemental data
Net assets, end of period (in millions)                            $414         $352         $281
Ratio of expenses to average daily net assets(d)                  1.25%        1.25%        1.32%(e,f)
Ratio of net investment income (loss)
to average daily net assets                                       (.31%)       (.11%)       (.54%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  13.36%      (16.59%)      22.04%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001       2000(b)
Net asset value, beginning of period                              $4.72       $ 6.03        $5.00
Income from investment operations:
Net investment income (loss)                                       (.05)        (.04)        (.03)
Net gains (losses) (both realized and unrealized)                   .64         (.98)        1.09
Total from investment operations                                    .59        (1.02)        1.06
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.31       $ 4.72        $6.03

Ratios/supplemental data
Net assets, end of period (in millions)                            $221         $184         $140
Ratio of expenses to average daily net assets(d)                  2.02%        2.02%        2.09%(e,g)
Ratio of net investment income (loss)
to average daily net assets                                      (1.08%)       (.88%)      (1.32%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  12.50%      (17.21%)      21.24%

See accompanying notes to financial highlights.

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22 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002      2001(c)
Net asset value, beginning of period                              $4.72        $5.92
Income from investment operations:
Net investment income (loss)                                       (.05)        (.01)
Net gains (losses) (both realized and unrealized)                   .64         (.90)
Total from investment operations                                    .59         (.91)
Less distributions:
Distributions from realized gains                                    --         (.29)
Net asset value, end of period                                    $5.31        $4.72

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $2
Ratio of expenses to average daily net assets(d)                  2.04%        2.02%(e)
Ratio of net investment income (loss)
to average daily net assets                                      (1.10%)       (.84%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%
Total return(i)                                                  12.50%      (15.67%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001      2000(b)
Net asset value, beginning of period                              $4.81        $6.08        $5.00
Income from investment operations:
Net investment income (loss)                                       (.01)         .01         (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.99)        1.12
Total from investment operations                                    .65         (.98)        1.11
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.46        $4.81        $6.08

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--
Ratio of expenses to average daily net assets(d)                  1.08%        1.12%        1.16%(e,h)
Ratio of net investment income (loss)
to average daily net assets                                       (.14%)       (.05%)       (.13%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  13.51%      (16.39%)      22.24%

See accompanying notes to financial highlights.

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23 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.
(c) Inception date was June 26, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) Adjusted to an annual basis.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.77% for the period ended March 31, 2000.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.53% for the period ended March 31, 2000.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.
(i) Total return does not reflect payment of a sales charge.

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24 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (97.3%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.9%)
Alliant Techsystems                                   27,600(b)       $2,814,924
Ducommun                                              45,000             886,500
Herley Inds                                           60,000(b)        1,200,000
Titan                                                 40,000(b)          826,000
Total                                                                  5,727,424

Airlines (0.7%)
AirTran Holdings                                     333,000(b)        2,014,650
Atlantic Coast Airlines Holdings                      97,000(b)        2,326,060
Total                                                                  4,340,710

Automotive & related (1.6%)
Aftermarket Technology                                80,000(b)        1,493,600
BorgWarner                                            49,000           3,083,080
Dura Automotive Systems Cl A                          87,554(b)        1,678,410
Smith (AO)                                            56,540           1,438,943
Sonic Automotive                                      75,000(b)        2,248,500
Total                                                                  9,942,533

Banks and savings & loans (8.2%)
Anchor BanCorp Wisconsin                              60,000           1,201,800
Arrow Financial                                       26,000             748,582
BankAtlantic Bancorp Cl A                            132,463           1,722,019
BankUnited Financial Cl A                             57,000(b)          853,860
Boston Private Financial Holdings                     36,374             973,005
Cathay Bancorp                                        19,100           1,377,110
Commercial Federal                                    47,000           1,264,300
Dime Community Bancshares                             81,561           2,512,078
Downey Financial                                      20,700             943,920
East West Bancorp                                     55,400           1,622,666
First Bancorp                                         61,590(c)        1,779,951
First Midwest Bancorp                                 80,630           2,341,494
First Source                                          21,926             519,208
FirstFed Financial                                    79,057(b)        2,067,341
Flagstar Bancorp                                      90,450           2,105,676
Greater Bay Bancorp                                   65,000           2,217,800
Independence Community Bank                           71,000           1,997,230
Independent Bank                                     144,013           3,898,310
Irwin Financial                                       59,506           1,113,357
Local Financial                                      129,050(b)        2,031,247
MAF Bancorp                                           31,807           1,121,197
Mississippi Valley Bancshares                         25,274           1,016,015
New York Community Bancorp                            54,000           1,493,100
Quaker City Bancorp                                   21,000(b)          665,280
R & G Financial Cl B                                  75,419(c)        1,503,101
Republic Bancorp                                      33,800             473,200
Sandy Springs Bancorp                                 66,535           2,159,061
Seacoast Banking of Florida                           20,859             986,631
South Financial Group                                 79,000           1,607,650
Staten Island Bancorp                                123,000           2,420,639
Sterling Bancorp                                      57,700           1,840,630
Sterling Financial                                    47,000(b)        1,059,850
W Holding                                             50,450             890,443
Wintrust Financial                                    97,500           2,239,575
Total                                                                 52,767,326

Beverages & tobacco (0.5%)
Constellation Brands                                  23,870(b)        1,311,895
Standard Commercial                                  100,100           1,923,922
Total                                                                  3,235,817

Building materials & construction (2.6%)
Building Materials Holding                            82,500(b)        1,188,000
EMCOR Group                                           34,366(b)        1,993,228
Encore Wire                                           79,303(b)        1,313,258
Louisiana-Pacific                                    239,219           2,569,212
M.D.C. Holdings                                       39,400           1,702,080
NCI Building Systems                                  57,000(b)        1,282,500
NVR                                                    8,800(b)        2,776,400
Ryland Group                                          15,000           1,353,000
Watts Inds Cl A                                      108,700           1,826,160
William Lyon Homes                                    47,000(b)          885,950
Total                                                                 16,889,788

Chemicals (2.5%)
Airgas                                               113,506(b)        2,281,471
Ferro                                                 70,640           2,034,432
Fuller (HB)                                           65,000           1,946,750
Georgia Gulf                                          48,197           1,294,089
OM Group                                              35,700           2,581,110
PolyOne                                               51,000             622,200
RPM/Ohio                                             153,000           2,379,150
Schulman (A)                                          75,000           1,371,750
Stericycle                                            26,000(b)        1,626,586
Total                                                                 16,137,538

See accompanying notes to investments in securities.

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25 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                               Shares            Value(a)

Communications equipment & services (2.7%)
AirGate PCS                                        75,826(b)          $1,061,564
Arris Group                                       145,372(b)           1,351,960
Commonwealth Telephone Enterprises                 47,100(b)           1,801,574
General Communication Cl A                        105,130(b)             914,631
Leap Wireless Intl                                217,149(b)           1,828,394
Management Network Group                           93,000(b)             510,570
Orbital Sciences                                  297,000(b)           1,556,280
Plantronics                                        76,210(b)           1,594,313
Powerwave Technologies                             85,000(b)           1,093,950
Proxim Cl A                                       208,090(b)             499,417
REMEC                                             119,367(b)           1,104,145
Somera Communications                              84,000(b)             614,880
Telular                                            75,000(b)             561,750
Terayon Communication Systems                      99,000(b)             839,520
Tollgrade Communications                           30,000(b)             735,300
UbiquiTel                                         186,737(b)             457,506
US Unwired Cl A                                   140,280(b)             774,346
Total                                                                 17,300,100

Computers & office equipment (11.2%)
Actuate                                           228,554(b)           1,650,160
Adaptec                                           102,000(b)           1,363,740
Alloy                                              90,000(b)           1,352,700
ANSYS                                              57,000(b)           1,544,700
Aspen Technology                                   82,777(b)           1,895,593
Aware                                             123,000(b)             781,050
BARRA                                              32,600(b)           1,974,582
Black Box                                          31,250(b)           1,513,125
Borland Software                                   43,000(b)             559,430
CACI Intl Cl A                                     27,000(b)             947,970
Ciber                                             100,000(b)             915,000
Cognizant Technology Solutions                     47,100(b)           1,982,910
Computer Network Technology                       133,000(b)           1,758,260
Concurrent Computer                               180,000(b)           1,495,800
DiamondCluster Intl Cl A                           81,000(b)           1,046,520
Digital River                                      61,000(b)             903,410
Documentum                                         33,000(b)             839,850
Edwards (JD) & Co                                  79,000(b)           1,425,160
Engineered Support Systems                         48,924              2,262,735
Extreme Networks                                   68,000(b)             707,200
FactSet Research Systems                           26,400              1,065,240
Global Payments                                    47,000              1,722,550
HNC Software                                       84,900(b)           1,426,320
Hyperion Solutions                                 47,000(b)           1,269,470
Inforte                                            45,000(b)             529,650
Inrange Technologies Cl B                          65,270(b)             527,382
Inter-Tel                                          94,000              1,736,180
Intermagnetics General                             61,716(b)           1,681,761
ITXC                                               87,000(b)             526,350
JDA Software Group                                 46,000(b)           1,466,480
JNI                                               103,000(b)             733,360
Kronos                                             36,750(b)           1,726,515
Legato Systems                                     56,000(b)             504,560
Manhattan Associates                               57,950(b)           2,207,895
McData Cl B                                        25,183(b)             304,714
MCSI                                               44,000(b)             524,040
Mercury Computer Systems                           24,100(b)             770,236
Merix                                              73,940(b)           1,381,939
MetaSolv                                           98,000(b)             737,940
MRO Software                                       39,650(b)             493,246
Netegrity                                          95,886(b)           1,418,154
NetScout Systems                                  106,000(b)             758,960
Novell                                            378,000(b)           1,470,420
Pegasus Solutions                                 138,000(b)           2,552,999
Planar Systems                                     75,640(b)           1,985,550
Pomeroy Computer Resources                         48,000(b)             728,640
Rainbow Technologies                              215,000(b)           2,162,900
Read-Rite                                         164,000(b)             503,480
Register.com                                       94,000(b)             844,120
SeaChange Intl                                     58,549(b)             889,359
Secure Computing                                   68,000(b)           1,333,480
SERENA Software                                    56,700(b)           1,105,650
Stellent                                           62,387(b)             600,787
Systems & Computer Technology                      55,000(b)             725,450
THQ                                                44,000(b)           2,160,400
Western Digital                                   305,000(b)           1,900,150
Witness Systems                                    97,000(b)           1,364,790
Total                                                                 70,761,012

Electronics (8.9%)
Actel                                              63,749(b)           1,320,242
Aeroflex                                           85,300(b)           1,096,958
Alpha Inds                                         76,300(b)           1,163,575
Anixter Intl                                       50,500(b)           1,496,315
August Technology                                  68,550(b)           1,000,145
Axcelis Technologies                               78,550(b)           1,123,265
AXT                                                93,223(b)             997,486
Brooks Automation                                  44,260(b)           2,011,174
C&D Technologies                                   91,732              1,928,207
Cirrus Logic                                       55,300(b)           1,043,511
Elantec Semiconductor                              44,003(b)           1,882,008
Electro Scientific Inds                            28,966(b)           1,061,604
Entegris                                          183,877(b)           2,969,614
ESS Technology                                     81,000(b)           1,679,940
Esterline Technologies                             95,000(b)           1,938,000
Exar                                               74,800(b)           1,536,392
Harman Intl Inds                                   50,506              2,492,471
Helix Technology                                   44,666              1,130,943

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Electronics (cont.)
Integrated Circuit Systems                         30,000(b)            $612,000
Integrated Electrical Services                    138,000(b)             690,000
Itron                                              78,000(b)           2,320,500
Microsemi                                          33,274(b)             543,032
Microtune                                          75,030(b)           1,078,181
Moog Cl A                                          49,686(b)           1,589,952
Newport                                            70,650              1,688,535
Oak Technology                                    120,700(b)           1,796,016
Park Electrochemical                               58,949              1,709,521
Photronics                                         49,032(b)           1,653,849
Pioneer-Standard Electronics                       80,000              1,132,000
Plexus                                             35,220(b)             831,192
QuickLogic                                         63,000(b)             311,220
Rudolph Technologies                               32,074(b)           1,384,314
SBS Technologies                                   84,100(b)           1,074,798
Technitrol                                         52,125              1,242,660
Therma-Wave                                        81,014(b)           1,169,842
Three-Five Systems                                 67,914(b)           1,006,485
TranSwitch                                        303,000(b)             987,780
TriQuint Semiconductor                             95,000(b)           1,140,950
TTM Technologies                                   52,000(b)             515,320
Varian Medical Systems                             35,120(b)           1,436,408
Veeco Instruments                                  47,100(b)           1,648,500
Zoran                                              37,000(b)           1,616,160
Total                                                                 57,051,065

Energy (1.1%)
Brown (Tom)                                        51,100(b)           1,395,030
Chesapeake Energy                                 311,500(b)           2,411,010
Pogo Producing                                     11,000                348,700
Vintage Petroleum                                  76,914              1,130,636
XTO Energy                                         74,000              1,483,700
Total                                                                  6,769,076

Energy equipment & services (2.5%)
Grey Wolf                                         610,000(b)           2,415,601
Headwaters                                        121,426(b)           1,857,818
Holly                                              62,000              1,150,100
Key Energy Services                               205,060(b)           2,198,243
Lone Star Technologies                             42,166(b)             961,806
Patterson-UTI Energy                               31,850(b)             947,219
Powell Inds                                        41,000(b)             910,610
Range Resources                                   265,000(b)           1,375,350
Remington Oil & Gas                               117,207(b)           2,362,893
SEACOR SMIT                                        35,000(b)           1,715,000
Total                                                                 15,894,640

Financial services (2.6%)
Affiliated Managers Group                          34,100(b)           2,449,403
BOK Financial                                      48,000              1,627,200
Doral Financial                                    36,200(c)           1,228,990
Federal Agricultural Mtge Cl C                     59,736(b)           2,658,252
Financial Federal                                  34,000(b)           1,115,540
Jefferies Group                                    57,900              2,790,780
Metris Companies                                   37,550                751,000
Raymond James Financial                            82,500              2,823,975
W.P. Stewart                                       45,366(c)           1,347,370
Total                                                                 16,792,510

Food (1.8%)
American Italian Pasta Cl A                        58,000(b)           2,633,200
Dean Foods                                         19,000(b)           1,438,680
Fresh Del Monte Produce                           148,230(c)           2,786,724
Green Mountain Coffee                              52,200(b)           1,083,672
Nash Finch                                         65,400              1,782,150
Performance Food Group                             63,004(b)           2,057,711
Total                                                                 11,782,137

Furniture & appliances (0.9%)
Bassett Furniture Inds                             38,000                779,000
Briggs & Stratton                                  59,000              2,714,000
Ethan Allen Interiors                              24,200                921,052
Salton                                             74,000(b)           1,468,900
Total                                                                  5,882,952

Health care (7.2%)
Advanced Tissue Sciences                          215,000(b)             676,175
Array BioPharma                                   107,000(b)           1,385,650
CardioDynamics Intl                               118,000(b)             501,500
Cell Therapeutics                                  58,500(b)           1,452,555
Cooper Companies                                   48,457              2,296,862
Cubist Pharmaceuticals                             17,000(b)             314,160
Diagnostic Products                                64,500              2,786,400
Diversa                                            67,000(b)             850,900
Emisphere Technologies                             29,000(b)             493,290
First Horizon Pharmaceutical                       68,000(b)           1,520,480
Harvard Bioscience                                139,000(b)           1,221,810
ILEX Oncology                                      53,750(b)             927,725
Integra LifeSciences Holdings                      44,266(b)           1,245,203
InterMune                                          33,000(b)             992,310
Interneuron Pharmaceuticals                        84,100(b)             735,875
Isis Pharmaceuticals                               69,600(b)           1,119,168
Lumenis                                            44,760(b,c)           496,836
Mentor                                             79,000              2,850,319
Nabi Biopharmaceuticals                           111,000                683,760
Neurocrine Biosciences                             34,000(b)           1,380,060
Noven Pharmaceuticals                             103,500(b)           2,146,590
NPS Pharmaceuticals                                41,000(b)           1,337,830

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care (cont.)
Priority Healthcare Cl B                           35,300(b)            $918,153
Regeneron Pharmaceuticals                          47,800(b)           1,194,522
Respironics                                        67,650(b)           2,191,860
SangStat Medical                                   61,000(b)           1,638,460
Scios                                              66,550(b)           1,925,292
Serologicals                                       87,640(b)           1,373,319
SRI/Surgical Express                               45,240(b)             690,362
STERIS                                             62,000(b)           1,293,320
Telik                                              87,100(b)           1,055,652
Theragenics                                       105,000(b)           1,039,500
Titan Pharmaceuticals                             136,000(b)             953,360
Transgenomic                                      100,200(b)             905,808
Trimeris                                           22,000(b)             950,400
Versicor                                           30,000(b)             542,400
Wilson Greatbatch Technologies                     37,000(b)             951,270
Zoll Medical                                       24,000(b)             921,600
Total                                                                 45,960,736

Health care services (3.4%)
American Healthways                                27,200(b)             738,208
AmeriPath                                          87,274(b)           2,338,943
Apria Healthcare Group                             89,600(b)           2,196,096
ArQule                                             70,840(b)             894,709
Cell Genesys                                       73,732(b)           1,249,757
Gene Logic                                         63,000(b)           1,225,980
LifePoint Hospitals                                69,310(b)           2,561,699
Magellan Health Services                          200,130(b)           1,140,741
MedCath                                            46,000(b)             803,160
Mid Atlantic Medical Services                      72,800(b)           2,074,800
Pediatrix Medical Group                            53,000(b)           2,160,280
Stewart Enterprises Cl A                          123,300(b)             736,224
SurModics                                          15,000(b)             654,000
U.S. Physical Therapy                             115,700(b)           2,088,385
XOMA                                              110,000(b)             944,900
Total                                                                 21,807,882

Household products (1.1%)
Action Performance Companies                       14,000(b)             689,500
Direct Focus                                       41,500(b)           1,579,075
JAKKS Pacific                                      71,640(b)           1,629,810
Ocular Sciences                                    47,000(b)           1,316,136
UniFirst                                           65,000              1,634,750
Total                                                                  6,849,271

Industrial equipment & services (2.7%)
AGCO                                              109,927(b)           2,508,534
Albany Intl Cl A                                   53,640              1,625,292
Clarcor                                            62,000              1,984,000
CoorsTek                                           48,887(b)           1,878,239
Gardner Denver                                     71,560(b)           1,753,220
Manitowoc                                          68,732              2,714,914
Modine Mfg                                         66,183              1,786,279
Roper Inds                                         45,000              2,238,300
UNOVA                                             132,300(b)           1,053,108
Total                                                                 17,541,886

Insurance (3.1%)
AmerUs Group                                       90,000              3,460,500
Brown & Brown                                     119,000              3,736,600
Commerce Group                                     40,000              1,548,000
First American                                     99,400              2,115,232
Philadelphia Consolidated Holding                  42,000(b)           1,671,600
Scottish Annuity & Life Holdings                  111,623(c)           2,120,837
StanCorp Financial Group                           66,400              3,652,000
Triad Guaranty                                     40,883(b)           1,777,184
Total                                                                 20,081,953

Leisure time & entertainment (2.5%)
Acclaim Entertainment                             191,000(b)             867,140
Activision                                         37,500(b)           1,118,625
Ameristar Casinos                                  34,000                934,320
Argosy Gaming                                      32,400(b)           1,188,756
Aztar                                              69,005(b)           1,511,210
Boyd Gaming                                       154,000(b)           2,316,160
Crestline Capital                                  60,000(b)           2,018,400
GTECH Holdings                                     51,000(b)           2,486,250
Handleman                                          79,563(b)             817,112
Penn Natl Gaming                                   26,000(b)             910,520
Topps                                             178,419(b)           1,712,822
Total                                                                 15,881,315

Media (2.8%)
4 Kids Entertainment                               64,900(b)           1,292,808
Consolidated Graphics                              74,986(b)           1,492,221
Donnelley (RH)                                    101,200(b)           3,079,516
Emmis Communications Cl A                         122,000(b)           3,262,281
Harland (John H)                                   58,000              1,686,060
Information Resources                             117,000(b)           1,075,230
Insight Communications                             67,000(b)           1,403,650
Journal Register                                  112,000(b)           2,374,400
Price Communications                               68,505(b)           1,208,428
Scholastic                                         22,712(b)           1,230,763
Total                                                                 18,105,357

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Metals (1.3%)
Century Aluminum                                     137,000          $2,226,250
Reliance Steel & Aluminum                             99,860           2,755,138
RTI Intl Metals                                      119,239(b)        1,377,210
Worthington Inds                                     112,006           1,720,412
Total                                                                  8,079,010

Multi-industry conglomerates (4.3%)
Actuant                                               24,000(b)        1,035,600
Ameron Intl                                           13,000             932,750
Corinthian Colleges                                   61,000(b)        3,083,550
Corporate Executive Board                             63,000(b)        2,363,193
Electronics for Imaging                               68,000(b)        1,244,400
FTI Consulting                                       106,000(b)        3,283,880
Gladstone Capital                                     73,800           1,313,640
Griffon                                              100,160(b)        1,677,680
IKON Office Solutions                                319,000           3,738,680
ITT Educational Services                              49,000(b)        2,205,000
Labor Ready                                           81,200(b)          633,360
Learning Tree Intl                                    41,366(b)        1,001,057
MPS Group                                            270,500(b)        2,366,875
ProQuest                                              27,000(b)        1,160,730
Woodward Governor                                     25,450           1,750,960
Total                                                                 27,791,355

Paper & packaging (2.0%)
Crown Cork & Seal                                    209,000(b)        1,870,550
Ivex Packaging                                        92,650(b)        2,123,538
Owens-Illinois                                       140,000(b)        2,380,000
Rayonier                                              36,000           1,918,080
Rock-Tenn Cl A                                        59,000           1,265,550
Silgan Holdings                                       89,000(b)        2,975,270
Total                                                                 12,532,988

Real estate investment trust (3.2%)
Annaly Mtge Management                               151,000           2,563,980
CBL & Associates Properties                           38,000           1,343,300
Developers Diversified Realty                         70,200           1,474,200
Essex Property Trust                                  36,200           1,888,916
FBR Asset Investment                                  66,400           1,806,080
Gables Residential Trust                              61,800           1,918,890
Healthcare Realty Trust                               43,000           1,305,480
Pan Pacific Retail Properties                         55,300           1,690,521
SL Green Realty                                       61,200           2,056,320
Thornburg Mtge                                        85,000           1,703,400
United Dominion Realty Trust                         170,000           2,692,800
Total                                                                 20,443,887

Restaurants & lodging (1.6%)
CBRL Group                                            90,000           2,562,300
Landry's Restaurants                                  88,700           2,036,552
P.F. Chang's China Bistro                             19,000(b)        1,265,970
Panera Bread Cl A                                     21,500(b)        1,369,765
RARE Hospitality Intl                                 57,666(b)        1,465,870
Ryan's Family Steak Houses                            76,000(b)        1,824,000
Total                                                                 10,524,457

Retail (6.5%)
AnnTaylor Stores                                      49,000(b)        2,117,780
Checkpoint Systems                                    81,000(b)        1,291,950
Copart                                                77,650(b)        1,393,041
Daisytek Intl                                         74,000(b)        1,177,340
Deb Shops                                             51,457           1,379,048
dELiAs Cl A                                           87,000(b)          554,103
Duane Reade                                           46,647(b)        1,585,065
Fred's                                                40,000           1,440,000
Gart Sports                                           70,040(b)        2,115,208
Group 1 Automotive                                    55,000(b)        2,147,750
Gymboree                                             131,000(b)        1,932,250
Hancock Fabrics                                       84,000           1,516,200
Michaels Stores                                       65,000(b)        2,457,000
Movie Gallery                                         98,500(b)        1,691,245
NBTY                                                 111,000(b)        1,893,660
Pacific Sunwear of California                         67,000(b)        1,648,200
Pathmark Stores                                       49,674(b)        1,189,692
Petsmart                                             129,000(b)        1,749,240
Phillips-Van Heusen                                  106,356           1,500,683
Pier 1 Imports                                       165,400           3,405,586
ShopKo Stores                                         31,189(b)          564,521
Too                                                   70,000(b)        2,064,300
Tweeter Home Entertainment Group                      50,961(b)          996,288
Wet Seal Cl A                                         77,017(b)        2,687,123
Zale                                                  25,612(b)        1,039,847
Total                                                                 41,537,120

Textiles & apparel (0.3%)
Chico's FAS                                           19,750(b)          665,575
Maxwell Shoes Cl A                                    90,000(b)        1,440,000
Total                                                                  2,105,575

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
29 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Transportation (2.2%)
Arkansas Best                                      81,150(b)          $2,255,159
ArvinMeritor                                       84,000              2,398,199
Forward Air                                        49,000(b)           1,550,850
Genesee & Wyoming Cl A                             79,200(b)           1,874,664
Heartland Express                                  97,530(b)           1,946,699
Hunt (JB) Transport Services                       60,000(b)           1,705,800
Landstar System                                    18,176(b)           1,686,733
P.A.M. Transportation Services                     20,000(b)             506,000
Total                                                                 13,924,104

Utilities -- electric (2.2%)
Cleco                                             121,900              2,913,409
El Paso Electric                                  161,670(b)           2,530,136
Hawaiian Electric Inds                             47,000              2,068,470
PNM Resources                                      84,100              2,578,506
UIL Holdings                                       33,322              1,936,008
Unisource Energy                                  113,732              2,326,957
Total                                                                 14,353,486

Utilities -- gas (2.2%)
Energen                                            95,914              2,536,925
Kirby                                              61,500(b)           1,838,850
New Jersey Resources                               41,211              1,246,221
ONEOK                                             140,100              2,921,085
UGI                                               101,474              3,180,195
Western Gas Resources                              63,200              2,352,304
Total                                                                 14,075,580

Total common stocks
(Cost: $574,059,292)                                                $622,870,590

Short-term securities (4.4%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.4%)
Federal Home Loan Bank Disc Nts
         04-17-02               1.74%               $600,000            $599,467
         04-24-02               1.73               2,400,000           2,396,904
         05-15-02               1.77               3,600,000           3,591,921
Federal Home Loan Mtge Corp Disc Nts
         04-11-02               1.68                 200,000             199,873
         04-16-02               1.74               4,000,000           3,996,327
         04-18-02               1.72                 900,000             899,146
         04-23-02               1.75               1,300,000           1,298,362
         04-30-02               1.75               2,500,000           2,495,990
         05-21-02               1.80               4,000,000           3,989,200
Federal Natl Mtge Assn Disc Nt
         05-15-02               1.78               2,000,000           1,995,253
Total                                                                 21,462,443

Commercial paper (1.0%)
Gannett
         04-05-02               1.79            1,400,000(d)           1,399,443
SBC Communications
         04-15-02               1.81            2,700,000(d)           2,697,557
Southern Co Funding
         04-25-02               1.80            1,000,000(d)             998,600
Unilever Capital
         04-18-02               1.77            1,400,000(d)           1,398,554
Total                                                                  6,494,154

Total short-term securities
(Cost: $27,957,438)                                                  $27,956,597

Total investments in securities
(Cost: $602,016,730)(e)                                             $650,827,187

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 1.8% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At March 31, 2002, the cost of securities for federal income tax purposes was $607,917,517 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 85,900,759
     Unrealized depreciation                                        (42,991,089)
                                                                    -----------
     Net unrealized appreciation                                   $ 42,909,670
                                                                   ------------

--------------------------------------------------------------------------------
30 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Strategy Aggressive Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2002, and the financial highlights for each of the years in the five-year period ended March 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Strategy Aggressive Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 15, 2002

--------------------------------------------------------------------------------
14   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,499,733,138)                                                  $ 1,538,834,527
Capital shares receivable                                                                      4,680
Dividends and accrued interest receivable                                                    504,108
Receivable for investment securities sold                                                 19,300,214
                                                                                          ----------
Total assets                                                                           1,558,643,529
                                                                                       -------------
Liabilities
Disbursements in excess of cash on demand deposit                                            134,398
Capital shares payable                                                                         3,375
Payable for investment securities purchased                                               35,618,480
Payable upon return of securities loaned (Note 5)                                         26,125,000
Accrued investment management services fee                                                    23,935
Accrued distribution fee                                                                      21,363
Accrued service fee                                                                               11
Accrued transfer agency fee                                                                    7,945
Accrued administrative services fee                                                            1,956
Other accrued expenses                                                                       203,068
                                                                                             -------
Total liabilities                                                                         62,139,531
                                                                                          ----------
Net assets applicable to outstanding capital stock                                   $ 1,496,503,998
                                                                                     ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                             $     1,281,231
Additional paid-in capital                                                             2,616,090,841
Undistributed net investment income                                                          269,214
Accumulated net realized gain (loss) (Note 8)                                         (1,160,238,677)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                     39,101,389
                                                                                          ----------
Total -- representing net assets applicable to outstanding capital stock             $ 1,496,503,998
                                                                                     ===============
Net assets applicable to outstanding shares:     Class A                             $   936,013,250
                                                 Class B                             $   552,619,040
                                                 Class C                             $     3,885,232
                                                 Class Y                             $     3,986,476
Net asset value per share of
  outstanding capital stock:                     Class A shares       77,318,545     $         12.11
                                                 Class B shares       50,127,617     $         11.02
                                                 Class C shares          352,332     $         11.03
                                                 Class Y shares          324,564     $         12.28
                                                                         -------     ---------------
*Including securities on loan, at value (Note 5)                                     $    25,745,000
                                                                                     ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Statement of operations
AXP Strategy Aggressive Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                              $   6,174,246
Interest                                                                                   7,862,692
   Less foreign taxes withheld                                                               (92,832)
                                                                                             -------
Total income                                                                              13,944,106
                                                                                          ----------
Expenses (Note 2):
Investment management services fee                                                         7,962,141
Distribution fee
   Class A                                                                                 2,629,874
   Class B                                                                                 6,707,306
   Class C                                                                                    37,269
Transfer agency fee                                                                        4,451,264
Incremental transfer agency fee
   Class A                                                                                   303,587
   Class B                                                                                   322,189
   Class C                                                                                     2,687
Service fee -- Class Y                                                                         4,045
Administrative services fees and expenses                                                    858,122
Compensation of board members                                                                 18,085
Custodian fees                                                                               185,968
Printing and postage                                                                         389,350
Registration fees                                                                             88,631
Audit fees                                                                                    23,500
Other                                                                                         43,612
                                                                                              ------
Total expenses                                                                            24,027,630
   Earnings credits on cash balances (Note 2)                                                (50,058)
                                                                                             -------
Total net expenses                                                                        23,977,572
                                                                                          ----------
Investment income (loss) -- net                                                          (10,033,466)
                                                                                         -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       (475,327,475)
   Foreign currency transactions                                                               2,232
   Options contracts written (Note 6)                                                      2,583,380
                                                                                           ---------
Net realized gain (loss) on investments                                                 (472,741,863)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    294,394,099
                                                                                         -----------
Net gain (loss) on investments and foreign currencies                                   (178,347,764)
                                                                                        ------------
Net increase (decrease) in net assets resulting from operations                        $(188,381,230)
                                                                                       =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Strategy Aggressive Fund

Year ended March 31,                                                                       2002               2001
Operations and distributions
Investment income (loss) -- net                                                     $  (10,033,466)    $   (17,427,803)
Net realized gain (loss) on investments                                               (472,741,863)       (685,308,904)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  294,394,099      (1,169,638,846)
                                                                                       -----------      --------------
Net increase (decrease) in net assets resulting from operations                       (188,381,230)     (1,872,375,553)
                                                                                      ------------      --------------
Distributions to shareholders from:
   Net realized gain
      Class A                                                                                   --        (377,487,981)
      Class B                                                                                   --        (292,923,066)
      Class C                                                                                   --            (723,299)
      Class Y                                                                                   --          (1,014,618)
                                                                                      ------------      --------------
Total distributions                                                                             --        (672,148,964)
                                                                                      ------------      --------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             420,088,283         974,023,620
   Class B shares                                                                       76,944,522         351,436,756
   Class C shares                                                                        2,337,685           5,156,034
   Class Y shares                                                                        1,866,095          90,125,991
Reinvestment of distributions at net asset value
   Class A shares                                                                               --         371,815,636
   Class B shares                                                                               --         290,027,391
   Class C shares                                                                               --             723,299
   Class Y shares                                                                               --           1,014,618
Payments for redemptions
   Class A shares                                                                     (456,223,967)       (540,046,467)
   Class B shares (Note 2)                                                            (246,816,983)       (363,090,741)
   Class C shares (Note 2)                                                                (952,801)           (419,460)
   Class Y shares                                                                       (1,305,234)        (84,222,622)
                                                                                        ----------         -----------
Increase (decrease) in net assets from capital share transactions                     (204,062,400)      1,096,544,055
                                                                                      ------------       -------------
Total increase (decrease) in net assets                                               (392,443,630)     (1,447,980,462)
Net assets at beginning of year                                                      1,888,947,628       3,336,928,090
                                                                                     -------------       -------------
Net assets at end of year                                                           $1,496,503,998     $ 1,888,947,628
                                                                                    ==============     ===============
Undistributed net investment income                                                 $      269,214         $        --
                                                                                    --------------         -----------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
17   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Strategy Aggressive Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks that are selected for their above-average growth potential.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 64 shares of capital stock at $31.37 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if

--------------------------------------------------------------------------------
18   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT
the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of March 31, 2002, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of March 31, 2002 was $52,486,112 representing 3.51% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

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19   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of March 31, 2002, the Fund has entered into outstanding future capital commitments for limited partnership interests of $4,000,000.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $10,302,680 and accumulated net realized loss has been decreased by $464,190 resulting in a net reclassification to decrease paid-in capital by $10,766,870.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                                  2002             2001

Class A
Distributions paid from:
   Ordinary income                                    $--          $219,127,921
   Long-term capital gain                              --           158,360,060

Class B
Distributions paid from:
   Ordinary income                                     --           170,038,851
   Long-term capital gain                              --           122,884,215

Class C
Distributions paid from:
   Ordinary income                                     --               419,868
   Long-term capital gain                              --               303,431

Class Y
Distributions paid from:
   Ordinary income                                     --               588,976
   Long-term capital gain                              --               425,642

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                   $            --
Accumulated gain (loss)                                         $(1,140,443,849)
Unrealized appreciation (depreciation)                          $    19,575,778

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20   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Dividends to shareholders
An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $2,230,554 for the year ended March 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

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21   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $2,085,960 for Class A, $399,542 for Class B and $1,124 for Class C for the year ended March 31, 2002. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $50,058 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,411,115,407 and $3,372,771,204, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $47,232 for the year ended March 31, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended March 31, 2002
                                             Class A           Class B     Class C        Class Y
Sold                                      32,205,600         6,438,373     193,054        140,084
Issued for reinvested distributions               --                --          --             --
Redeemed                                 (35,915,743)      (20,710,289)    (83,980)      (100,797)
                                         -----------       -----------     -------       --------
Net increase (decrease)                   (3,710,143)      (14,271,916)    109,074         39,287
                                          ----------       -----------     -------         ------

                                                      Year ended March 31, 2001
                                             Class A           Class B    Class C*        Class Y
Sold                                      34,346,223        13,442,025     220,660      3,759,565
Issued for reinvested distributions       21,743,271        18,449,383      46,113         58,580
Redeemed                                 (21,538,687)      (13,577,731)    (23,515)    (3,533,047)
                                         -----------       -----------     -------     ----------
Net increase (decrease)                   34,550,807        18,313,677     243,258        285,098
                                          ----------        ----------     -------        -------

* Inception date was June 26, 2000.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002, securities valued at $25,745,000 were on loan to brokers. For collateral, the Fund received $26,125,000 in cash. Income from securities lending amounted to $135,299 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                            Year ended March 31, 2002

                                          Puts                   Calls
                             Contracts    Premiums       Contracts    Premiums
Balance March 31, 2001          250      $  111,746        1,650    $   497,536
Opened                       11,100       1,795,775       14,199      3,045,228
Closed                       (4,950)       (894,257)     (11,314)    (2,328,744)
Exercised                      (670)       (189,764)      (1,435)      (494,985)
Expired                      (5,730)       (823,500)      (3,100)      (719,035)
                             ------        --------       ------       --------
Balance March 31, 2002           --      $       --           --    $        --
                             ------      ----------       ------    -----------

See "Summary of significant accounting policies."

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22   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $1,140,443,849 as of March 31, 2002 that will expire in 2009 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

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23   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000         1999           1998
Net asset value, beginning of period                                  $13.43     $ 37.03       $22.88       $22.12         $18.34
Income from investment operations:
Net investment income (loss)                                            (.04)       (.05)        (.05)        (.10)          (.03)
Net gains (losses) (both realized and unrealized)                      (1.28)     (17.20)       21.58         1.12           7.76
Total from investment operations                                       (1.32)     (17.25)       21.53         1.02           7.73
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $12.11     $ 13.43       $37.03       $22.88         $22.12

Ratios/supplemental data
Net assets, end of period (in millions)                                 $936      $1,088       $1,721         $608           $548
Ratio of expenses to average daily net assets(c)                       1.09%       1.10%        1.06%        1.02%          1.01%
Ratio of net investment income (loss) to average daily net assets      (.29%)      (.26%)       (.22%)       (.48%)         (.45%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                       (9.83%)    (50.27%)     100.97%        4.68%         46.18%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000          1999          1998
Net asset value, beginning of period                                  $12.33     $ 35.06       $22.05       $21.48         $18.04
Income from investment operations:
Net investment income (loss)                                            (.14)       (.20)        (.22)        (.27)          (.18)
Net gains (losses) (both realized and unrealized)                      (1.17)     (16.18)       20.61         1.10           7.57
Total from investment operations                                       (1.31)     (16.38)       20.39          .83           7.39
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $11.02     $ 12.33       $35.06       $22.05         $21.48

Ratios/supplemental data
Net assets, end of period (in millions)                                 $553        $794       $1,616         $806           $892
Ratio of expenses to average daily net assets(c)                       1.86%       1.86%        1.81%        1.78%          1.77%
Ratio of net investment income (loss) to average daily net assets     (1.04%)     (1.03%)      (1.00%)      (1.25%)        (1.21%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                      (10.62%)    (50.63%)      99.59%        3.88%         45.08%

See accompanying notes to financial highlights.

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24   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002      2001(b)
Net asset value, beginning of period                                  $12.33     $ 30.40
Income from investment operations:
Net investment income (loss)                                            (.13)       (.07)
Net gains (losses) (both realized and unrealized)                      (1.17)     (11.65)
Total from investment operations                                       (1.30)     (11.72)
Less distributions:
Distributions from realized gains                                         --       (6.35)
Net asset value, end of period                                        $11.03     $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $3
Ratio of expenses to average daily net assets(c)                       1.89%       1.86%(d)
Ratio of net investment income (loss) to average daily net assets     (1.12%)      (.84%)(d)
Portfolio turnover rate (excluding short-term securities)               216%        137%
Total return(e)                                                      (10.54%)    (43.07%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2002        2001         2000          1999          1998
Net asset value, beginning of period                                  $13.60     $ 37.33       $23.00       $22.22         $18.40
Income from investment operations:
Net investment income (loss)                                            (.01)       (.01)        (.01)        (.10)            --
Net gains (losses) (both realized and unrealized)                      (1.31)     (17.37)       21.72         1.14           7.77
Total from investment operations                                       (1.32)     (17.38)       21.71         1.04           7.77
Less distributions:
Distributions from realized gains                                         --       (6.35)       (7.38)        (.26)         (3.95)
Net asset value, end of period                                        $12.28     $ 13.60       $37.33       $23.00         $22.22

Ratios/supplemental data
Net assets, end of period (in millions)                                   $4          $4          $--          $--            $--
Ratio of expenses to average daily net assets(c)                        .91%        .96%         .89%         .92%           .88%
Ratio of net investment income (loss) to average daily net assets      (.13%)      (.03%)       (.07%)       (.40%)         (.35%)
Portfolio turnover rate (excluding short-term securities)               216%        137%         155%          98%            95%
Total return(e)                                                       (9.77%)    (50.21%)     101.29%        4.74%         46.34%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

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25   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Investments in Securities
AXP Strategy Aggressive Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (93.0%)
Issuer                                       Shares              Value(a)

Airlines (0.6%)
Northwest Airlines Cl A                      492,800(b)       $9,397,696

Banks and savings & loans (3.3%)
Alliance Data Systems                        520,100(b)       13,075,314
TCF Financial                                385,500          20,281,155
USA Education                                163,000          15,941,400
Total                                                         49,297,869

Chemicals (0.5%)
Cabot Microelectronics                       113,000(b)        7,644,450

Communications equipment & services (2.1%)
Brocade Communications Systems               604,500(b)       16,321,500
Equinix                                      124,937(b,h)        136,056
Fairchild Semiconductor
  Intl Cl A                                  338,500(b)        9,681,100
Finisar                                      612,400(b)        4,715,480
Total                                                         30,854,136

Computers & office equipment (24.9%)
Adobe Systems                                671,500          27,054,735
Affiliated Compute
  Services Cl A                              369,000(b)       20,711,970
Anteon Intl                                   87,000(b)        1,809,600
BISYS Group                                  806,500(b)       28,429,126
BMC Software                                 509,000(b)        9,900,050
Cadence Design Systems                       258,500(b)        5,844,685
Check Point Software
  Technologies                               500,500(b,c)     15,215,200
Citrix Systems                               382,500(b)        6,609,600
Compaq Computer                              763,000           7,973,350
Concord EFS                                  346,500(b)       11,521,125
DST Systems                                  104,500(b)        5,204,100
Edwards (JD) & Co                            489,500(b)        8,830,580
Electronic Arts                              362,800(b)       22,058,240
Emulex                                       532,000(b)       17,518,760
Fiserv                                       585,600(b)       26,931,744
Intuit                                       405,500(b)       15,554,980
Knowledge Mechanics Group                  1,175,160(b,h)         18,509
Manugistics Group                            796,400(b)       17,106,672
Mercury Interactive                          355,000(b)       13,365,750
Network Appliance                          1,060,000(b)       21,602,800
NVIDIA                                       155,000(b)        6,875,800
PeopleSoft                                   621,500(b)       22,703,395
Rational Software                            560,900(b)        8,879,047
SunGard Data Systems                         797,300(b)       26,286,981
Symantec                                     219,400(b)        9,041,474
Synopsys                                      74,400(b)        4,103,904
VERITAS Software                             259,000(b)       11,351,970
Total                                                        372,504,147

Electronics (15.5%)
Altera                                       822,200(b)       17,981,514
Applied Materials                            406,500(b)       22,060,755
Broadcom Cl A                                567,500(b)       20,373,250
Flextronics Intl                             308,000(b,c)      5,621,000
Lam Research                                 524,100(b)       15,366,612
LTX                                          384,000(b)       10,440,960
Maxim Integrated Products                    283,000(b)       15,765,930
Micrel                                       519,000(b)       13,089,180
Microchip Technology                         611,200(b)       25,566,496
Novellus Systems                             488,600(b)       26,447,918
RF Micro Devices                             702,400(b)       12,572,960
Taiwan Semiconductor
  Mfg ADR                                    478,500(b,c)      9,928,875
Teradyne                                     501,200(b)       19,762,316
Xilinx                                       459,200(b)       18,303,712
Total                                                        233,281,478

Energy (0.8%)
Grant Prideco                                424,500(b)        5,807,160
Ocean Energy                                 274,500           5,432,355
Total                                                         11,239,515

Energy equipment & services (1.6%)
Transocean Sedco Forex                       368,500          12,245,255
Varco Intl                                   283,000(b)        5,688,300
Weatherford Intl                             113,000(b)        5,382,190
Total                                                         23,315,745

Financial services (0.8%)
Paychex                                      307,700          12,215,690

Health care (17.3%)
Alcon                                        225,000(b,c)      7,616,250
Allergan                                     217,000          14,029,050
Biogen                                       173,900(b)        8,531,534
Biomet                                       361,200           9,774,072
Forest Laboratories                          183,000(b)       14,951,100

See accompanying notes to investments in securities.

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26   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Issuer                                       Shares              Value(a)

Health care (cont.)
Genzyme-General Division                     295,900(b)      $12,921,954
Gilead Sciences                              397,200(b)       14,295,228
Guidant                                      270,000(b)       11,696,400
ICOS                                         317,000(b)       14,578,830
IDEC Pharmaceuticals                         445,900(b)       28,671,370
Invitrogen                                   153,500(b)        5,268,120
King Pharmaceuticals                         147,500(b)        5,163,976
Laboratory Corp America
  Holdings                                   158,400(b)       15,184,224
MedImmune                                    485,600(b)       19,098,648
Quest Diagnostics                            279,500(b)       23,156,575
St. Jude Medical                             273,100(b)       21,069,666
Stryker                                      400,000          24,132,000
Waters                                       350,000(b)        9,789,500
Total                                                        259,928,497

Health care services (4.9%)
Caremark Rx                                  585,200(b)       11,411,400
Charles River Laboratories Intl              294,100(b)        9,117,100
Community Health Systems                     347,800(b)        7,689,858
Covance                                      430,000(b)        8,720,400
Cytyc                                        315,500(b)        8,493,260
First Health Group                           376,500(b)        9,084,945
LifePoint Hospitals                          310,500(b)       11,476,080
OSI Pharmaceuticals                          176,500(b)        6,909,975
Total                                                         72,903,018

Insurance (2.7%)
ACE                                          247,000(c)       10,299,900
Everest Re Group                             245,900(c)       17,050,706
XL Capital Cl A                              133,700(c)       12,480,895
Total                                                         39,831,501

Media (4.1%)
Interpublic Group of Companies               221,500           7,593,020
Scholastic                                   184,000(b)        9,970,960
Univision Communications Cl A                282,000(b)       11,844,000
USA Networks                                 522,000(b)       16,583,940
Westwood One                                 394,100(b)       15,113,735
Total                                                         61,105,655

Metals (0.3%)
Martin Marietta Materials                    105,600           4,458,432

Miscellaneous (0.8%)
Avasta E-Services                            466,734(b,f,h)           --
Convergys                                    441,500(b)       13,055,155
Total                                                         13,055,155

Multi-industry conglomerates (0.6%)
Corporate Executive Board                    223,800(b)        8,394,962

Restaurants & lodging (4.6%)
Hilton Hotels                                445,100           6,364,930
Krispy Kreme Doughnuts                       381,000(b)       15,563,850
Park Place Entertainment                     389,700(b)        4,111,335
Starbucks                                  1,137,100(b)       26,301,123
Wendy's Intl                                 479,500          16,772,910
Total                                                         69,114,148

Retail (6.3%)
Bed Bath & Beyond                            339,500(b)       11,458,125
Best Buy                                     249,500(b)       19,760,400
BJ's Wholesale Club                          352,500(b)       15,756,750
Dollar Tree Stores                           246,600(b)        8,090,946
Family Dollar Stores                         566,500          18,983,415
GameStop                                     365,500(b)        7,383,100
Kohl's                                       181,400(b)       12,906,610
Total                                                         94,339,346

Textiles & apparel (0.7%)
Chico's FAS                                  323,200(b)       10,891,840

Transportation (0.5%)
C.H. Robinson Worldwide                      224,500           7,543,200

Total common stocks
(Cost: $1,302,323,584)                                    $1,391,316,480

Preferred stocks & other (3.5%)(b)
Issuer                                        Shares            Value(a)

Adaytum Software
  Series E                                   622,317(h)       $3,901,928
  Warrants                                    12,039(f,h)             --
Agiliti
  Cv Series C                              1,700,000(h)        1,445,000
Aurgin Systems                             2,285,975(f,h)             --
Avasta
  Series B                                   933,467(h)        1,250,846
Bandwidth9
  Series F                                 1,413,043(h)        4,422,824
Bluestream Ventures LP                     8,000,000(e,h)      7,028,736
Covia Technologies
  Series E                                 1,390,043(f,h)             --
Dia Dexus
  Cv Series C                                795,698(h)        6,166,660
Equinix
  Cv                                         115,799(d)          140,117
Evoice
  Cv Series D                              3,041,384(h)        1,393,389
Fibrogen
  Cv Series E                              1,113,586(h)        5,000,001

See accompanying notes to investments in securities.

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27   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Knowledge Mechanics Group
  Series B                                   235,032(f,h)            $--
Marketsoft
  Cv                                         698,770(h)        3,409,998
Mars
  Cv                                       1,450,000(h)        1,450,000
  Cv Series D                              2,142,857(h)        2,142,857
  Series G                                 2,380,000(h)        2,380,000
Nobex
  Series E                                 2,000,000(h)        5,000,000
Paxonet Communications                       861,064(h)        1,214,100
Portera
  Series G                                 1,446,270(h)          752,060
SignalSoft
  Cv Series E                                760,624(h)        1,184,976
Therox
  Series H                                   814,130(h)        3,256,521
Vcommerce
  Cv Series C                                769,957(h)          931,648

Total preferred stocks & other
(Cost: $99,020,476)                                          $52,471,661

Bond (0.2%)
Issuer                        Coupon       Principal           Value(a)
                               rate         amount

Equinix
  Sr Nts
   12-01-07                    13.00%     $5,580,000          $1,729,800
Total bond
(Cost: $5,577,409)                                            $1,729,800

Options purchased (0.2%)
Issuer                       Contracts     Exercise           Expiration
Value(a)                       price         date

Calls
King Pharmaceuticals
   5,000                      $35          July 2002          $1,450,000
USA Education
   1,250                       95          July 2002             812,500

Total options purchased
(Cost: $1,753,750)                                            $2,262,500

Short-term securities (6.1%)
Issuer                      Annualized       Amount             Value(a)
                            yield on date  payable at
                            of purchase    maturity

U.S. government agencies (4.5%)
Federal Home Loan Bank Disc Nts
  05-15-02                      1.73%       $500,000            $498,878
  05-15-02                      1.77      10,000,000           9,977,558
Federal Home Loan Mtge Corp Disc Nts
  04-09-02                      1.72       4,300,000           4,297,535
  04-30-02                      1.78      25,000,000          24,959,207
  05-14-02                      1.80       1,100,000           1,097,415
Federal Natl Mtge Assn Disc Nts
  04-15-02                      1.72       1,000,000             999,159
  04-24-02                      1.70       2,200,000           2,197,317
  04-29-02                      1.75       4,200,000           4,193,467
  05-03-02                      1.77       9,300,000           9,283,539
  05-23-02                      1.80      10,000,000           9,971,699
Total                                                         67,475,774

Commercial paper (1.6%)
Amsterdam Funding
  04-01-02                      1.88       6,100,000(g)        6,098,727
BellSouth
  04-18-02                      1.80       3,900,000(g)        3,895,905
Morgan Stanley, Dean Witter, & Co
  04-26-02                      1.82       2,800,000           2,795,895
Nordea North America
  04-02-02                      1.62       1,700,000           1,699,551
  04-02-02                      1.68       4,800,000           4,798,733
Procter & Gamble
  05-20-02                      1.81       3,800,000(g)        3,789,874
Salomon Smith Barney
  04-12-02                      1.79         500,000             499,627
Total                                                         23,578,312

Total short-term securities
(Cost: $91,057,919)                                          $91,054,086

Total investments in securities
(Cost: $1,499,733,138)(i)                                 $1,538,834,527

See accompanying notes to investments in securities.

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28   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 5.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At March 31, 2002, the amount of capital committed to the LLC or LP for future investment was $4,000,000.

(f)  Negligible market value.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

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29   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

(h)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at March 31, 2002, is as follows:

     Security                                   Acquisition            Cost
                                                  dates
     Adaytum Software
        Series E                          09-15-00 thru 05-10-01    $3,901,928
        Warrants                                 05-10-01                   --
     Agiliti
        Cv Series C                              11-14-00            5,100,000
     Aurgin Systems                              12-16-99            5,623,499
     Avasta
        Series B                                 11-09-00            5,119,600
     Avasta E-Services                           11-08-00                   --
     Bandwidth9
        Series F                                 11-01-00           12,999,996
     Bluestream Ventures LP               06-28-00 thru 06-28-01     8,000,000
     Covia Technologies
        Series E                                 08-16-00            3,483,448
     Dia Dexus
        Cv Series C                              04-03-00            6,166,660
     Equinix                              12-01-99 thru 02-04-02     1,865,078
     Evoice
        Cv Series D                              11-27-00            3,410,003
     Fibrogen
        Cv Series E                              05-17-00            5,000,001
     Knowledge Mechanics Group                   06-01-00            2,699,999
        Series B                                 02-28-02                   --
     Marketsoft
        Cv                                       12-11-00            3,409,998
     Mars
        12.00% Cv 2002                           08-22-01            1,450,000
        Cv Series D                              06-16-00            4,500,000
        Series G                                 12-01-99            5,000,000
     Nobex
        Series E                                 05-04-99            5,000,000
     Paxonet Communications                      04-23-01            2,428,200
     Portera
        Series G                                 11-10-00            4,845,005
     SignalSoft
        Cv Series E                       12-15-99 thru 02-27-01     4,502,894
     Therox
        Series H                                 09-05-00            3,744,998
     Vcommerce
        Cv Series C                              07-21-00            3,588,000

(i) At March 31, 2002, the cost of securities for federal income tax purposes was $1,519,258,749 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 131,210,004
     Unrealized depreciation                                      (111,634,226)
                                                                  ------------
     Net unrealized appreciation                                 $  19,575,778
                                                                 -------------

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30   AXP STRATEGY AGGRESSIVE FUND -- ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation as amended Nov. 14, 1991, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 18 to Registration Statement No. 2-89288 are incorporated by reference.

(a)(2) Articles of Amendment, dated June 16, 1999, is filed electronicaly herewith.

(b) By-laws of AXP Strategy Series, Inc. as amended January 11, 2001, filed as Exhibit (b) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, are incorporated by reference.

(c) Stock Certificate filed as Exhibit 4 to Post-Effective Amendment No. 3 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(1) Investment Management Services Agreement dated July 1, 1999 between Registrant, on behalf of AXP Equity Value Fund and AXP Strategy Aggressive Fund, and American Express Financial Corporation is incorporated by reference to Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 38 to Registration Statement No. 2-89288 filed on or about June 16, 2000.

(d)(2) Investment Management Services Agreement between Registrant, on behalf of AXP Small Cap Advantage Fund, and American Express Financial Corporation, dated April 8, 1999, filed electronically as Exhibit
         (d)(2) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(3) Investment Sub-Advisory Agreement between American Express Financial Corporation and Kenwood Capital Management LLC, dated April 8, 1999, filed electronically as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(4) Investment Management Services Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Corporation, dated March 9, 2000, is incorporated by reference to Exhibit (d)(4) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 filed on or about April 4, 2000.

(d)(5) Investment Management Services Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Corporation, dated November 9, 2000, filed electronically as Exhibit
         (d)(5) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(6) Investment Sub-Advisory Agreement between American Express Financial Corporation and RS Investment Management, L.P., dated January 16, 2001, filed as Exhibit (d)(6) to Registrant's Post-Effective Amendment
         No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(d)(7) Investment Sub-Advisory Agreement between American Express Financial Corporation and Neuberger Berman Management Inc., dated January 16, 2001, filed as Exhibit (d)(7) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(d)(8) Investment Sub-Advisory Agreement between American Express Financial Corporation and INVESCO Funds Group, Inc., dated January 16, 2001, filed as Exhibit (d)(8) to Registrant's Post-Effective Amendment
         No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22, to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement on behalf of AXP Equity Value Fund, AXP Small Cap Advantage Fund and AXP Strategy Aggressive Fund, differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Advisors Inc., dated March 9, 2000, is incorporated by reference to Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 filed on or about April 4, 2000.

(e)(3) Distribution Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant, on behalf of IDS Equity Value Fund, AXP Small Cap Advantage Fund and IDS Strategy Aggressive Fund, and American Express Trust Company, dated April 8, 1999, is filed electronically herewith.

(g)(2) Custodian Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Trust Company, dated March 9, 2000, is incorporated by reference to Exhibit (g)(5) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 filed on or about April 4, 2000.

(g)(3) Custodian Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Trust Company, dated November 9, 2000, filed electronically as Exhibit (g)(5) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(g)(4) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(5) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(6) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(7) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(h)(1) Administrative Services Agreement between Registrant, on behalf of IDS Strategy Aggressive Fund and IDS Equity Value Fund, and American
         Express   Financial   Corporation,   dated  March  20,   1995,   filed
         electronically   as  Exhibit  9(d)  to   Registrant's   Post-Effective
         Amendment No. 25 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant, on behalf of AXP Small Cap Advantage Fund, and American Express Financial Corporation, dated April 8, 1999, filed electronically as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(3) Administrative Services Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Corporation, dated
         March 9, 2000, is incorporated by reference to Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288, filed on or about April 4, 2000.

(h)(4) Administrative Services Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Corporation, dated November 9, 2000, filed electronically as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(5) License Agreement between the Registrant and IDS Financial Corporation dated January 25, 1988, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(6) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(7) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement for AXP Equity Value Fund and AXP Strategy Aggressive Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(8) Class Y Shareholder Service Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit (h)(9) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(9) Class Y Shareholder Services Agreement between Registrant, on behalf of AXP Small Cap Advantage Fund, and American Express Financial Advisors Inc., dated April 8, 1999, filed as Exhibit (h)(10) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(10) Class Y Shareholder Services Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Advisors Inc., dated March 9, 2000, filed as Exhibit (h)(11) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(11) Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated May 10, 2001, on behalf of AXP Equity Value Fund, AXP Focus 20 Fund, AXP Small Cap Advantage Fund, AXP Small Cap Growth Fund and AXP Strategy Aggressive Fund, filed as Exhibit (h)(6) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(i) Opinion and Consent of Counsel as to the legality of the securities being registered is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements:      None.

(l)      Initial Capital Agreements:        Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No.
         2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution, on behalf of AXP Equity Value Fund and AXP Strategy Aggressive Fund, differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution between Registrant, on behalf of AXP Small Cap Advantage Fund, and American Express Financial Advisors Inc., dated April 8, 1999, filed electronically as Exhibit (m)(2) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(m)(3) Plan and Agreement of Distribution between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Advisors Inc., dated
         March 9, 2000, is incorporated by reference to Exhibit (m)(3) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 filed on or about April 4, 2000.

(m)(4) Plan and Agreement of Distribution between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit (m)(5) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(m)(5) Plan and Agreement of Distribution for Class C shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc. Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 14, 2000. Registrant's Plan and Agreement of Distribution for Class C shares on behalf of AXP Equity Value Fund, AXP Focus 20 Fund, AXP Small Cap Advantage Fund and AXP Strategy Aggressive Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(6) Plan and Agreement of Distribution for Class C shares between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit(m)(6) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(n) Rule 18f-3 Plan, dated March 9, 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1)   Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
         electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc. Post-Effective Amendment No. 24 to Registration Statement No. 33-30770, is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, principal underwriter and subadviser, Kenwood Capital Management LLC, filed electronically on or about March 30, 2000 as Exhibit (p)(2) to AXP Market Advantage Series, Inc. Post-Effective
         Amendment No. 24 to Registration Statement No. 33-30770, is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Growth Fund's subadviser INVESCO Funds Group Inc., filed as Exhibit
         (p)(3) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(p)(4) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Growth Fund's subadviser Neuberger Berman Management Inc., filed as Exhibit (p)(4) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(p)(5) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Growth Fund's subadviser RS Investment Management, L.P., dated July 1, 2000, filed as Exhibit (p)(5) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-89288 filed on or about Feb. 15, 2002, is incorporated by reference.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-89288 filed on or about Feb. 15, 2002, is incorporated by reference.

Item 24. Persons Controlled by or under Common Control with Registrant

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial                                Senior Vice President
Senior Vice President           Advisors Inc.

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - Variable       Assurance Company            P.O. Box 5555
Annuities                                                    Albany, NY  12205-0555

                                American Enterprise Life                                  Director, Chairman of the Board and
                                Insurance Company                                         Executive Vice President - Annuities

                                American Express Financial                                Vice President - Annuities
                                Advisors Inc.

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services
Retirement Services

                                American Express Service                                  Vice President - Workplace
                                Corporation                                               Financial Services

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

John M. Baker                   American Express Financial                                Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                                             Sponsor Services
Services

                                American Express Trust                                    Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Joseph M. Barsky III            American Express Financial                                Vice President - Mutual
Vice President - Mutual Fund    Advisors Inc.                                             Fund Equities
Equities


Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President - Risk           Assurance Company            P.O. Box 5555                Executive Officer
Management Products                                          Albany, NY  12205-0555

                                American Express Financial                                Vice President - Risk
                                Advisors Inc.                                             Management Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Oregon Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            Director and President

Walter S. Berman                American Express                                          Director
Director, Senior Vice President Certificate Company
and Chief Financial Officer
                                American Express Financial   70100 AXP Financial Center   Director, Senior Vice President
                                Advisors Inc.                Minneapolis, MN  55474       and Chief Financial Officer

Douglas W. Brewers              American Express Financial   70100 AXP Financial Center   Vice President - Sales
Vice President - Sales Support  Advisors Inc.                Minneapolis, MN  55474       Support

Kenneth I. Chenault             American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - Relationship Leader
Vice President - Retail         Advisors Inc.                                             Retail Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman, President and
Director, Chairman of           Advisors Inc.                                             Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Gordon M. Fines                 American Express Asset                                    Senior Vice President and
Vice President - Mutual Fund    Management Group Inc.                                     Chief Investment Officer
Equity Investments

                                American Express Financial                                Vice President - Mutual
                                Advisors Inc.                                             Fund Equity Investments

Peter A. Gallus                 American Express Financial                                Vice President -
Vice President - Investment     Advisors Inc.                                             Investment Administration
Administration
                                IDS Capital Holdings Inc.                                 Vice President and Controller

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice                     Advisors Inc.                                             President - Field Management
President - Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Insurance                                                                Investments
Investments
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Investments

                                American Express                                          Vice President -  Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President - Investments

                                IDS Life Insurance Company                                Vice President - Investments


                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments


                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments


Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Sales Manager
and General Sales Manager

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                American Enterprise          829 AXP Financial Center     Director and President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Darryl G. Horsman               American Express Trust                                    Director, President and Chief
Vice President - Product        Company                                                   Executive Officer
Development and Technology,
American Express Retirement     American Express Asset                                    Vice President
Services                        Management International
                                Inc.

                                American Express Asset                                    Vice President
                                Management Group Inc.

                                Northwinds Marketing                                      Director
                                Group LLC

Claire Huang                    American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retail Marketing
Retail Marketing

Debra A. Hutchinson             American Express Financial                                Vice President - Technology
Vice President - Technology     Advisors Inc.                                             Relationship Leader
Relationship Leader

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Gregory R.  Johnson             American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Planning and Analysis
Planning and Analysis
                                American Express Service                                  Vice President - Business
                                Corporation                                               Development

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel
                                American Express Financial                                Vice President
                                Advisors Japan Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Real Estate                                           Vice President
                                Services, Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

John M. Knight                  American Express Financial                                Vice President -
Vice President - Investment     Advisors                                                  Investment Accounting
Accounting

Claire Kolmodin                 American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Quality
Quality

Lori J. Larson                  American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President - New
Vice President - New Business   Advisors Inc.                                             Business Development and
Development and Marketing                                                                 Marketing

Steve Lobo                      American Express Financial                                Vice President - Investment
Vice President - Investment     Advisors Inc.                                             Risk Management
Risk Management

Diane D. Lyngstad               American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer,
Financial Officer,                                                                        U.S. Retail
U.S. Retail
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Tom Mahowald                    American Express Financial                                Vice President and Director of
Vice President and Director of  Advisors Inc.                                             Equity Research
Equity Research

Timothy J. Masek                American Express Financial                                Vice President and Director
Vice President and Director     Advisors Inc.                                             of Fixed Income Research
of Fixed Income Research

Penny Mazal                     American Express Financial                                Vice President - Business
Vice President - Business       Advisors Inc.                                             Transformation
Transformation

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Paula R. Meyer                  American Express Financial                                Vice President - Mutual
Vice President - Mutual Funds   Advisors Inc.                                             Funds

                                American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Barry J. Murphy                 American Express Client                                   Director, Chairman, President
Executive Vice President -      Service Corporation                                       and Chief Executive Officer
U.S. Retail Group
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                IDS Life Insurance Company                                Director


Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage


Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Carla P. Pavone                 American Express Financial                                Vice President -
Vice President - Product        Advisors Inc.                                             Business Development
Business Development

Ronald W. Powell                American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Secretary
                                Assurance Company

                                American Express Corporation                              Director, Vice President and Secretary

                                IDS Life Insurance Company                                Vice President and General Counsel


                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

ReBecca K. Roloff               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital Income LLC                               Director
Senior Vice President -
Institutional                   Advisory Capital                                          Director
Group                           Partners LLC

                                Advisory Capital                                          Director
                                Strategies Group Inc.

                                Advisory Capital                                          Director
                                Select LLC

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director, Executive Vice President
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                IDS Life Insurance Company                                Director

                                Northwinds Marketing                                      Director
                                Group LLC

Erven A. Samsel                 American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Express Insurance                                Vice President - New England Region
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President - New England Region
                                Agency of Maryland Inc.

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Insurance                                Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

Andy Schell                     American Express Financial                                Vice President - Client
Vice President - Client         Advisors Inc.                                             Development and Migration
Development and Migration

Judy P. Skoglund                American Express Financial                                Vice President - Quality
Vice President - Quality and    Advisors Inc.                                             and Service Support
Service Support



Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
                                American Express Client                                   Director and Senior Vice President
                                Service Corporation


                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Offer Development
Offer Development

                                AMEX Assurance Company                                    Director


                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Jeffrey J. Stremcha             American Express Financial                                Vice President -
Vice President - Information    Advisors Inc.                                             Information Resource
Resource Management/ISD                                                                   Management/ISD

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products
Financial Officer, Products
                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President - Finance

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Reality Corporation                                   Director


John R. Thomas                  American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Information and Technology
Information and Technology

William F. Truscott             Advisory Capital Income LLC                               Director
Senior Vice President -
Chief Investment Officer        Advisory Capital                                          Director
                                Partners LLC

                                Advisory Capital Select LLC                               Director

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Chief Investment Officer

                                Advisory Capital Strategies                               Director
                                Group Inc.

                                IDS Capital Holdings Inc.                                 Director, President

Beth E. Weimer                  American Express Financial                                Vice President - Chief Compliance Officer
Chief Compliance Officer        Advisors Inc.

                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                American Express Service                                  Chief Compliance Officer
                                Corporation

                                IDS Insurance Agency of                                   Chief Compliance Officer
                                Arkansas Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President - Senior         Management Group Inc.                                     and Senior Portfolio
Portfolio Manager                                                                         Manager

                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                American Express Insurance                                Vice President - North Region
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Maryland Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Oregon Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President - North Region
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President - North Region
                                Ohio Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Doretta R. Wright               American Express Financial                                Vice President - North Region
Vice President                  Advisors Inc.

David L. Yowan                  American Centurion Life      20 Madison Ave. Extension    Vice President and Treasurer
Vice President and Corporate    Assurance Company            Albany, NY 12205-0555
Treasurer
                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                American Enterprise          829 AXP Financial Center     Treasurer
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Alabama Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Maryland Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Massachusetts Inc.                              Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of New Mexico Inc.                                 Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oklahoma Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Wyoming Inc.                                    Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President and Treasurer
                                Corporation

                                American Partners Life       1751 AXP Financial Center    Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                AMEX Assurance Company                                    Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Cable Corporation                                     Director, Vice President and
                                                                                          Treasurer

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund, Inc.                                Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.



Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP Bond Fund,  Inc.; AXP California  Tax-Exempt  Trust; AXP Discovery
          Fund, Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.;
          AXP Federal Income Fund,  Inc.;  AXP Global  Series,  Inc.; AXP Growth
          Series,  Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International
          Fund, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP
          Market Advantage Series,  Inc.; AXP Money Market Series, Inc.; AXP New
          Dimensions  Fund,  Inc.;  AXP  Partners  Series,  Inc.;  AXP  Partners
          International  Series,   Inc.; AXP  Precious  Metals  Fund,  Inc.; AXP
          Progressive   Fund,  Inc.;  AXP  Selective  Fund,  Inc.;  AXP  Special
          Tax-Exempt  Series Trust;  AXP Stock Fund,  Inc.; AXP Strategy Series,
          Inc.; AXP Tax-Exempt Series,  Inc.; AXP Tax-Free Money Fund, Inc.; AXP
          Utilities  Income Fund, Inc.,  Growth Trust;  Growth and Income Trust;
          Income Trust;  Tax-Free Income Trust;  World Trust;  American  Express
          Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address                               Underwriter

         Ruediger Adolf                                 Senior Vice President                  None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Gumer C. Alvero                                Vice President -                       None
         70100 AXP Financial Center                     Annuities
         Minneapolis, MN  55474

         Ward D. Armstrong                              Senior Vice President -                None
         70100 AXP Financial Center                     Retirement Services
         Minneapolis, MN  55474

         John M. Baker                                  Vice President - Plan                  None
         70100 AXP Financial Center                     Sponsor Services
         Minneapolis, MN  55474

         Dudley Barksdale                               Vice President - Service               None
         70100 AXP Financial Center                     Development
         Minneapolis, MN  55474

         Joseph M. Barsky III                           Vice President - Mutual                None
         70100 AXP Financial Center                     Fund Equities
         Minneapolis, MN  55474

         Timothy V. Bechtold                            Vice President - Risk                  None
         70100 AXP Financial Center                     Management Products
         Minneapolis, MN  55474

         Walter S. Berman                               Director, Senior Vice President -      None
         70100 AXP Financial Center                     and Chief Financial Officer
         Minneapolis, MN  55474

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         Suite 200, 3500 Market                         New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Douglas W. Brewers                             Vice President - Sales                 None
         70100 AXP Financial Center                     Support
         Minneapolis, MN  55474

         Mike Burton                                    Vice President - Compliance            None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
         70100 AXP Financial Center                     Leader Retail Distribution Services
         Minneapolis, MN  55474

         James M. Cracchiolo                            Director, Chairman, President and      None
         70100 AXP Financial Center                     Chief Executive Officer
         Minneapolis, MN  55474

         Colleen Curran                                 Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         Luz Maria Davis                                Vice President -                       None
         70100 AXP Financial Center                     Communications
         Minneapolis, MN  55474

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                               Group Vice President -                 None
         Two Datran Center                              Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         William V. Elliot                              Vice President - Financial             None
         70100 AXP Financial Center                     Planning and Advice
         Minneapolis, MN  55474

         Gordon M. Fines                                Vice President - Mutual                None
         70100 AXP Financial Center                     Fund Equity Investments
         Minneapolis, MN  55474

         Peter A. Gallus                                Vice President -                       None
         70100 AXP Financial Center                     Investment
         Minneapolis, MN  55474                         Administration

         Derek M. Gledhill                              Vice President -                       None
         70100 AXP Financial Center                     Integrated Financial
         Minneapolis, MN  55474                         Services Field
                                                        Implementation

         Steve Guida                                    Vice President -                       None
         70100 AXP Financial Center                     New Business and Service
         Minneapolis, MN  55474

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President -                       None
         70100 AXP Financial Center                     Insurance Investments
         Minneapolis, MN  55474

         Janis K. Heaney                                Vice President -                       None
         70100 AXP Financial Center                     Incentive Management
         Minneapolis, MN  55474

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         319 Southbridge Street                         Ohio Valley
         Auburn, MA  01501

         David J. Hockenberry                           Group Vice President -                 None
         30 Burton Hills Blvd.                          Mid South
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                                Vice President - Third                 None
         70100 AXP Financial Center                     Party Distribution
         Minneapolis, MN  55474

         Claire Huang                                   Senior Vice President - Retail         None
         70100 AXP Financial Center                     Marketing
         Minneapolis, MN  55474

         Debra A. Hutchinson                            Vice President -                       None
         70100 AXP Financial Center                     Relationship Leader
         Minneapolis, MN  55474

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
         70100 AXP Financial Center                     Steel Cities
         Minneapolis, MN  55474

         James M. Jensen                                Vice President -                       None
         70100 AXP Financial Center                     Advice and
         Minneapolis, MN  55474                         Retail Distribution
                                                        Group, Product,
                                                        Compensation and Field
                                                        Administration

         Greg R. Johnson                                Vice President - Advisory Planning     None
         70100 AXP Financial Center                     Anaylsis
         Minneapolis, MN  55474

         Nancy E. Jones                                 Vice President -                       None
         70100 AXP Financial Center                     Business Development
         Minneapolis, MN  55474

         John C. Junek                                  Senior Vice President,                 None
         70100 AXP Financial Center                     General Counsel
         Minneapolis, MN  55474

         Ora J. Kaine                                   Vice President -                       None
         70100 AXP Financial Center                     Retail Distribution Services
         Minneapolis, MN  55474                         and Chief of Staff

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      North Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Service               None
         70100 AXP Financial Center                     Quality
         Minneapolis, MN  55474

         Mitre Kutanovski                               Group Vice President -                 None
         Suite 680                                      Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Lori J. Larson                                 Vice President -                       None
         70100 AXP Financial Center                     Brokerage and Direct
         Minneapolis, MN  55474                         Services

         Daniel E. Laufenberg                           Vice President and Chief               None
         70100 AXP Financial Center                     U.S. Economist
         Minneapolis, MN  55474

         Jane W. Lee                                    Vice President - New                   None
         70100 AXP Financial Center                     Business Development and
         Minneapolis, MN  55474                         Marketing

         Steve Lobo                                     Vice President - Investment            None
         70100 AXP Financial Center                     Risk Management
         Minneapolis, MN  55474

         Diane D. Lyngstad                              Vice President - Lead Financial        None
         70100 AXP Financial Center                     Officer, U.S. Retail
         Minneapolis, MN  55474

         Tom Mahowald                                   Vice President and Director of         None
         70100 AXP Financial Center                     Equity Research
         Minneapolis, MN  55474

         Timothy J. Masek                               Vice President and                     None
         70100 AXP Financial Center                     Director of Fixed Income
         Minneapolis, MN  55474                         Research

         Penny Mazal                                    Vice President - Business              None
         70100 AXP Financial Center                     Transformation
         Minneapolis, MN  55474

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Wrap and Trust        None
         70100 AXP Financial Center                     Products
         Minneapolis, MN  55474

         Timothy S. Meehan                              Secretary                              None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Paula R. Meyer                                 Vice President - Mutual                None
         70100 AXP Financial Center                     Funds
         Minneapolis, MN  55474

         Barry J. Murphy                                Executive Vice President -             None
         70100 AXP Financial Center                     U.S. Retail Group
         Minneapolis, MN  55474

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Francois B. Odouard                            Vice President                         None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Michael J. O'Keefe                             Vice President -                       None
         70100 AXP Financial Center                     Advisory Business Systems
         Minneapolis, MN  55474

         Carla P. Pavone                                Vice President -                       None
         70100 AXP Financial Center                     Business Development
         Minneapolis, MN  55474

         John G. Poole                                  Group Vice President -                 None
         Westview Place, #200                           Gateway/Springfield
         12323 Olive Blvd.
         Creve Couer, MO  63141

         Larry M. Post                                  Group Vice President -                 None
         One Tower Bridge                               New England
         100 Front Street 8th Fl
         West Conshohocken, PA
         19428

         Ronald W. Powell                               Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         Teresa J. Rasmussen                            Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         ReBecca K. Roloff                              Senior Vice President -                None
         70100 AXP Financial Center                     Field Management and
         Minneapolis, MN  55474                         Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Vice President
         70100 AXP Financial Center                     Institutional
         Minneapolis, MN  55474

         Maximillian G. Roth                            Group Vice President -                 None
         Suite 201 S. IDS Ctr                           Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                              Group Vice President -                 None
         70100 AXP Financial Center                     Western Frontier
         Minneapolis, MN  55474

         Erven A. Samsel                                Senior Vice President -                None
         45 Braintree Hill Park                         Field Management
         Suite 402
         Braintree, MA  02184

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Client Development    None
         70100 AXP Financial Center                     and Migration
         Minneapolis, MN  55474

         Judy P. Skoglund                               Vice President - Quality               None
         70100 AXP Financial Center                     and Service Support
         Minneapolis, MN  55474

         Dave Smith                                     Vice President - U.S. Advisor          None
         70100 AXP Financial Center                     Group Compliance
         Minneapolis, MN  55474

         Bridget Sperl                                  Senior Vice President -                None
         70100 AXP Financial Center                     Client Service
         Minneapolis, MN  55474

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                                Vice President -                       None
         70100 AXP Financial Center                     Marketing Offer
         Minneapolis, MN  55474                         Development

         Lois A. Stilwell                               Group Vice President -                 None
         Suite 433                                      Greater Minnesota
         9900 East Bren Rd.                             Area/Iowa
         Minnetonka, MN  55343

         James J. Strauss                               Vice President and                     None
         70100 AXP Financial Center                     General Auditor
         Minneapolis, MN  55474

         Jeffrey J. Stremcha                            Vice President -                       None
         70100 AXP Financial Center                     Information Resource
         Minneapolis, MN  55474                         Management/ISD

         John T. Sweeney                                Vice President - Lead Financial        None
         70100 AXP Financial Center                     Officer, Products
         Minneapolis, MN  55474

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         Suite 425                                      Pacific Northwest
         101 Elliot Avenue West
         Seattle, WA  98119

         John R. Thomas                                 Senior Vice President -                Board Member
         70100 AXP Financial Center                     Information and                        and President
         Minneapolis, MN  55474                         Technology

         William F. Truscott                            Senior Vice President -                Board Member and
         70100 AXP Financial Center                     Chief Investment Officer               Vice President
         Minneapolis, MN  55474

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Charles F. Wachendorfer                        Group Vice President -                 None
         Suite 100                                      Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
         70100 AXP Financial Center                     Chief Compliance Officer
         Minneapolis, MN  55474

         Michael D. Wolf                                Vice President - Senior                None
         70100 AXP Financial Center                     Portfolio Manager
         Minneapolis, MN  55474

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                              Vice President -                       None
         70100 AXP Financial Center                     Brokerage Marketing
         Minneapolis, MN  55474

         David L. Yowan                                 Vice President and                     None
         40 Wall Street                                 Treasurer
         19th Floor
         New York, NY  10004

         Rande L. Zellers                               Group Vice President -                 None
         1 Galleria Blvd., Suite 1900                   Delta States
         Metairie, LA  70001


Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act and the Investment
Company Act, the Registrant, AXP Strategy Series, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on the 28th day of May, 2002.


AXP STRATEGY SERIES, INC.

By /s/   John R. Thomas**
   -----------------------------------------
         John R. Thomas, President



By /s/   Paul D. Pearson
   ---------------------
         Paul D. Pearson,  Assistant Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of May, 2002.

Signature                                            Capacity

/s/  H. Brewster Atwater, Jr.*                       Director
------------------------------------
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chair of the Board
------------------------------------
     Arne H. Carlson

/s/  Lynne V. Cheney*                                Director
------------------------------------
     Lynne V. Cheney

/s/  Livio D. DeSimone*                              Director
------------------------------------
     Livio D. DeSimone

/s/  Ira D. Hall*                                    Director
------------------------------------
     Ira D. Hall

/s/  David R. Hubers*                                Director
------------------------------------
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
------------------------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
------------------------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
------------------------------------
     Stephen R. Lewis, Jr.

/s/  William R. Pearce*                              Director
------------------------------------
     William R. Pearce

/s/  Alan K. Simpson*                                Director
------------------------------------
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
------------------------------------
     John R. Thomas

/s/  William F. Truscott*                            Director
------------------------------------
     William F. Truscott

/s/  C. Angus Wurtele*                               Director
------------------------------------
     C. Angus Wurtele

 * Signed pursuant to Directors' Power of Attorney dated Jan. 9, 2002, filed electronically as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-89288, by:



/s/ Leslie L. Ogg
------------------------------------
    Leslie L. Ogg

** Signed  pursuant to Officers'  Power of Attorney dated Jan. 9, 2002,  filed electronically as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-89288, by:



/s/ Leslie L. Ogg
-----------------------------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 44 TO REGISTRATION STATEMENT NO. 2-89288


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

     The prospectuses for:
         AXP Equity Value Fund
         AXP Focused Growth Fund
         AXP Partners Small Cap Growth Fund
         AXP Small Cap Advantage Fund
         AXP Strategy Aggressive Fund

Part B.

     Statements of Additional Information for:
         AXP Equity Value Fund
         AXP Focused Growth Fund
         AXP Partners Small Cap Growth Fund
         AXP Small Cap Advantage Fund
         AXP Strategy Aggressive Fund

     Financial Statements for:
         AXP Equity Value Fund
         AXP Focused Growth Fund
         AXP Partners Small Cap Growth Fund
         AXP Small Cap Advantage Fund
         AXP Strategy Aggressive Fund

Part C.

     Other information.

The signatures.